Registration Statement No. 333-144627
                                811-04633

As Filed with the Securities and Exchange Commission on April 27, 2012

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933                [ X ]

Pre-Effective Amendment No. ____          [  ]

Post-Effective Amendment No._15___         [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ X ]

Amendment No.__71__          [ X ]

Sun Life (N.Y.) Variable Account D
Registrant

Sun Life Insurance and Annuity Company of New York
Depositor

60 East 42nd Street, Suite 1115
New York, New York  10165
Depositor's Address

1-866-702-6998
Depositor's Telephone Number

William T. Evers
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[  ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ]  on May 1, 2012 pursuant to paragraph (b) of Rule 485.

[  ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[  ]  on August 10, 2011 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[  ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Sun Executive VUL
Sun Life (N.Y.) Variable Account D
A Flexible Premium Variable Universal Life Insurance Policy
Prospectus
May 1, 2012

This prospectus describes the variable universal life insurance policy (the "Policy") issued by Sun Life Insurance and Annuity Company of New York ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life (N.Y.) Variable Account D (the “Variable Account”), one of our separate accounts.  The Policy is being offered as an individual policy.  This prospectus contains important information You should understand before purchasing a Policy.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Sub-Accounts and a Fixed Account Option.  The Sub-Accounts in the Variable Account invest in shares of the following Funds:
ASSET ALLOCATION	LARGE CAP EQUITY
AllianceBernstein Balanced Wealth Strategy Portfolio (Class B)	American Funds Insurance Series® Growth-Income Fund (Class 2)
BlackRock Global Allocation V.I. Fund (Class III)	American Funds Insurance Series® Growth Fund (Class 2)
Fidelity® VIP Balanced Portfolio (Service Class 2)5	American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)
Franklin Income Securities Fund (Class 2)	Columbia Variable Portfolio - Marsico 21st Century Fund (Class 2)
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)1,8	Fidelity® VIP Contrafund® Portfolio (Service Class 2)6
Invesco Van Kampen V. I. Equity and Income Fund (Series II)	Fidelity® VIP Index 500 Portfolio (Service Class 2)6
MFS® Global Tactical Allocation Portfolio (Service Class)	Goldman Sachs Structured U.S. Equity Fund (S Shares)2
MFS® Total Return Portfolio (Service Class)	Invesco Van Kampen V.I. Comstock Fund (Series II)
PIMCO Global Multi-Asset Portfolio (Administrative Class)1	Invesco V.I. Core Equity Fund (Series I)
SCSM Ibbotson Balanced Fund (Initial Class)1	MFS® Value Portfolio (Service Class)
SCSM Ibbotson Conservative Fund (Initial Class)1	Mutual Shares Securities Fund (Class 2)
SCSM Ibbotson Growth Fund (Initial Class)1	Oppenheimer Capital Appreciation Fund/VA (Service Shares)
EMERGING MARKETS BOND	Oppenheimer Main Street Fund/VA (Service Shares)2
PIMCO Emerging Markets Bond Portfolio (Administrative Class)	SCSM BlackRock Large Cap Index Fund (Initial Class)8
EMERGING MARKETS EQUITY	SCSM Davis Venture Value Fund (Initial Class)
MFS® Emerging Markets Equity Portfolio (Service Class)	SCSM Lord Abbett Growth & Income Fund (Initial Class)
HIGH YIELD BOND	SCSM WMC Large Cap Growth Fund (Initial Class)
American Funds Insurance Series® High-Income Bond Fund (Class 2)	MID CAP EQUITY
SCSM PIMCO High Yield Fund (Initial Class)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)5
INFLATION-PROTECTED BOND	Invesco Van Kampen V.I. Mid Cap Value Fund (Series II)9
PIMCO Real Return Portfolio (Administrative Class)2	SCSM Goldman Sachs Mid-Cap Value Fund (Initial Class)
SCSM BlackRock Inflation Protected Bond Fund (Initial Class)	SCSM WMC Blue Chip Mid Cap Fund (Initial Class)
INTERMEDIATE TERM BOND	The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio (Class II Shares)3
American Funds Insurance Series® Bond Fund (Class 2)	REAL ESTATE EQUITY
Franklin U.S. Government Fund (Class 2)2	Sun Capital Global Real Estate Fund (Initial Class)
MFS® Bond Portfolio (Service Class)	SHORT TERM BOND
MFS® Government Securities Portfolio (Service Class)	SCSM Goldman Sachs Short Duration Fund (Initial Class)
PIMCO Total Return Portfolio (Administrative Class)2	SMALL CAP EQUITY
SCSM PIMCO Total Return Fund (Initial Class)	DWS Small Cap Index VIP (Class B)8
Sun Capital Investment Grade Bond Fund® (Initial Class)	Franklin Small Cap Value Securities Fund (Class 2)
INTERNATIONAL/GLOBAL EQUITY	SCSM BlackRock Small Cap Index Fund (Initial Class)
AllianceBernstein International Value Portfolio (Class B)2	SCSM Columbia Small Cap Value Fund (Initial Class)
American Funds Insurance Series® International Fund (Class 2)	SCSM Invesco Small Cap Growth Fund (Initial Class)
American Funds Insurance Series® Global Growth Fund (Class 2)	Wanger USA2,4
American Funds Insurance Series® Global Growth and Income Fund (Class 2)	SPECIALTY/SECTOR EQUITY
Invesco V.I. International Growth Fund (Series I)	MFS® Utilities Portfolio (Service Class)
MFS® International Growth Portfolio (Service Class)	SPECIALTY/SECTOR COMMODITY
MFS® Research International Portfolio (Service Class)	PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)
Oppenheimer Global Securities Fund/VA (Service Shares)	TARGET DATE
SCSM AllianceBernstein International Value Fund (Initial Class)	Fidelity® VIP Freedom 2015 Portfolio (Service Class 2)1,7,8
SCSM BlackRock International Index Fund (Initial Class)	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)1,7,8
Templeton Growth Securities Fund (Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)1,7,8
INTERNATIONAL/GLOBAL SMALL/MID CAP EQUITY	MULTI SECTOR BOND
American Funds Insurance Series® Global Small Capitalization Fund (Class 2)	Franklin Strategic Income Securities Fund (Class 2)
First Eagle Overseas Variable Fund4	MONEY MARKET
Sun Capital Money Market Fund® (Initial Class)

AllianceBernstein L.P. advises the AllianceBernstein Variable Products Series Fund, Inc. Portfolios and subadvises the SCSM AllianceBernstein International Value Fund.  Capital Research and Management Company advises the American Fund Insurance Series® Funds.  BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund (with BlackRock Investment Management, LLC and BlackRock International Limited serving as subadvisers).  BlackRock Financial Management, Inc. subadvises SCSM BlackRock Inflation Protected Bond Fund.  BlackRock Investment Management, LLC subadvises SCSM BlackRock Large Cap Index Fund, SCSM BlackRock Small Cap Index Fund and SCSM BlackRock International Index Fund.  Deutsche Investment Management Americas, Inc. advises the DWS Small Cap Index VIP with Northern Trust Investments, N.A. serving as subadviser.  Strategic Advisers, Inc. advises the Fidelity® VIP Freedom Portfolios. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity® VIP Portfolios.  First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund.  Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds Allocation Fund (with the following advising the underlying portfolios of the Fund:  Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers, LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund).  Franklin Advisers, Inc. advises the Franklin Income Securities Fund, Franklin Strategic Income Securities Fund and Franklin U.S. Government Fund.  Franklin Mutual Advisers, LLC advises the  Mutual Shares Securities Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value Securities Fund.  Templeton Global Advisors Limited advises Templeton Growth Securities Fund and Templeton Asset Management Limited is the subadviser.  Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Structured U.S. Equity Fund and subadvises the SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund.  Ibbotson Associates, Inc. subadvises SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund and SCSM Ibbotson Conservative Fund.  Invesco Advisers, Inc. advises the Invesco Funds and advisory entities affiliated with Invesco Advisers, Inc. subadvise the Invesco Funds. Invesco Advisers, Inc. subadvises SCSM Invesco Small Cap Growth Fund.  Lord, Abbett & Co. LLC subadvises SCSM Lord Abbett Growth & Income Fund.  Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios and subadvises the Sun Capital Global Real Estate Fund.  OppenheimerFunds, Inc. advises the Oppenheimer Fund/VAs.  Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios and subadvises SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund.  Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio - Marsico 21st Century Fund and Marsico Capital Management, LLC is the subadviser.  Columbia Management Investment Advisers, LLC subadvises SCSM Columbia Small Cap Value Fund.  Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Funds. Davis Selected Advisers, L.P. subadvises SCSM Davis Venture Value Fund.  Wellington Management Company, LLP subadvises SCSM WMC Blue Chip Mid Cap Fund and SCSM WMC Large Cap Growth Fund.  Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio.  Columbia Wanger Asset Management, LP advises Wanger USA.
1These are Fund of Funds investment options and the expenses of these Funds include the Fund-level expenses of the underlying Funds as well.  These investment options may be more expensive than Funds that do not invest in other Funds.
2For Policies with Investment Start Dates on and after October 6, 2008, allocations to these investment options are not permitted.

3The Universal Institutional Funds, Inc. Portfolio uses Morgan Stanley UIF Portfolio as a marketing name.
4These Funds do not have different share classes.
5These Portfolios are in Variable Insurance Products III.
6These Portfolios are in Variable Insurance Products Fund II.
7These Portfolios are in Variable Insurance Products Fund V.
8On and after November 15, 2010, these investment options are not open to new premium or transfers.
9 Effective on or about July 15, 2012, the Invesco Van Kampen V.I. Mid Cap Value Fund will change its name to Invesco Van Kampen V.I. American Value Fund.

Sun Life Insurance and Annuity Company of New York
Service Office:  One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

Topic	Page

Risk/Benefit Summary of Policy	[INSERT PAGE NUMBER]
About Who We Are	[INSERT PAGE NUMBER]
The Variable Account	[INSERT PAGE NUMBER]
The Funds	[INSERT PAGE NUMBER]
Fees and Expenses of the Funds [INSERT PAGE NUMBER]
Potential Conflicts [INSERT PAGE NUMBER]
Our General Account	[INSERT PAGE NUMBER]
About the Policy	[INSERT PAGE NUMBER]
Application and Issuance [INSERT PAGE NUMBER]
Death Benefit Compliance Test [INSERT PAGE NUMBER]
Initial Premium Payment [INSERT PAGE NUMBER]
Insurable Interest Requirement [INSERT PAGE NUMBER]
Right to Return Policy Period [INSERT PAGE NUMBER]
Asset Allocation [INSERT PAGE NUMBER]
Dollar Cost Averaging [INSERT PAGE NUMBER]
Asset Rebalancing [INSERT PAGE NUMBER]
Premium Payments	[INSERT PAGE NUMBER]
General Limitations [INSERT PAGE NUMBER]
Guideline Premium Test Limitations [INSERT PAGE NUMBER]
Planned Periodic Premiums [INSERT PAGE NUMBER]
Allocation of Net Premium [INSERT PAGE NUMBER]
Modified Endowment Contract [INSERT PAGE NUMBER]
Supplemental Insurance Face Amount	[INSERT PAGE NUMBER]
Death Benefit	[INSERT PAGE NUMBER]
Policy Proceeds [INSERT PAGE NUMBER]
Death Benefit Options [INSERT PAGE NUMBER]
Supplemental Insurance Death Benefit [INSERT PAGE NUMBER]
Changes in the Death Benefit Option [INSERT PAGE NUMBER]
Minimum Face Amount [INSERT PAGE NUMBER]
Changes in Face Amount [INSERT PAGE NUMBER]
Increases in Face Amount [INSERT PAGE NUMBER]
Decreases in Face Amount [INSERT PAGE NUMBER]
Account Value	[INSERT PAGE NUMBER]
Account Value for Investment Options [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Account Value in the Loan Account [INSERT PAGE NUMBER]
Insufficient Value [INSERT PAGE NUMBER]
Grace Period [INSERT PAGE NUMBER]
Insured's Attained Age 121 (or 100 if 1980 CSO applies). [INSERT PAGE NUMBER]
Charitable Giving Benefit Rider [INSERT PAGE NUMBER]
Waiver of Monthly Deductions Rider [INSERT PAGE NUMBER]
Payment of Stipulated Amount Rider [INSERT PAGE NUMBER]
Loan Lapse Protection Rider [INSERT PAGE NUMBER]
Enhancement Benefit [INSERT PAGE NUMBER]
Transfer Privileges	[INSERT PAGE NUMBER]
Short-Term Trading [INSERT PAGE NUMBER]
The Funds’ Harmful Trading Policies [INSERT PAGE NUMBER]
Accessing Your Account Value	[INSERT PAGE NUMBER]
Surrender. [INSERT PAGE NUMBER]
Partial Surrenders [INSERT PAGE NUMBER]
Policy Loans [INSERT PAGE NUMBER]
Deferral of Payment [INSERT PAGE NUMBER]
Reinstatement [INSERT PAGE NUMBER]
Charges, Deductions and Refunds	[INSERT PAGE NUMBER]
Premium Expense Load [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge. [INSERT PAGE NUMBER]
Monthly Expense Charge [INSERT PAGE NUMBER]
Monthly Face Amount Charge [INSERT PAGE NUMBER]
Monthly Cost of Insurance [INSERT PAGE NUMBER]
Other Charges and Expenses [INSERT PAGE NUMBER]
Directed Deductions [INSERT PAGE NUMBER]
Reduction of Charges [INSERT PAGE NUMBER]
Termination of Policy	[INSERT PAGE NUMBER]
Other Policy Provisions	[INSERT PAGE NUMBER]
Alteration. [INSERT PAGE NUMBER]
Assignments. [INSERT PAGE NUMBER]
Owner and Beneficiary [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Illustrations [INSERT PAGE NUMBER]
Misstatement of Age or Sex. [INSERT PAGE NUMBER]
Suicide [INSERT PAGE NUMBER]
Incontestability. [INSERT PAGE NUMBER]
Addition, Deletion or Substitution of Investments. [INSERT PAGE NUMBER]
Nonparticipating. [INSERT PAGE NUMBER]
Modification. [INSERT PAGE NUMBER]
Voting Rights	[INSERT PAGE NUMBER]
Distribution of Policy	[INSERT PAGE NUMBER]
Federal Income Tax Considerations	[INSERT PAGE NUMBER]
Our Tax Status [INSERT PAGE NUMBER]
Taxation of Policy Proceeds [INSERT PAGE NUMBER]
Withholding [INSERT PAGE NUMBER]
Tax Return Disclosure [INSERT PAGE NUMBER]
Other Information	[INSERT PAGE NUMBER]
State Regulation [INSERT PAGE NUMBER]
Legal Proceedings [INSERT PAGE NUMBER]
Experts [INSERT PAGE NUMBER]
Registration Statements [INSERT PAGE NUMBER]
Financial Statements [INSERT PAGE NUMBER]
Appendix A - Glossary of Policy Terms	[INSERT PAGE NUMBER]
Appendix B - Privacy Policy	[INSERT PAGE NUMBER]

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Use of Policy

The Policy provides corporations and other entities life insurance coverage on employees or other persons in whose lives they have an insurable interest.  It may be used in connection with various types of non-tax-qualified executive benefit plans.

Right to Return Period

You may return the Policy within 10 days beginning when You receive the Policy and receive a refund equal to the greater of premiums paid and premiums paid plus money market return.

Premium Payments

Generally, You must make a minimum Initial Premium payment that will sustain the Policy for three months from its Issue Date.  You choose the amount and timing of subsequent premium payments, within certain limits.  We allocate your net premium payments among the Policy's Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

The Account Value equals

-	premiums, plus
-	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less
-	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is

-	Account Value, less
-	Policy Debt, plus
-	any Enhancement Benefit.

You may borrow from us using the Account Value as collateral.  Taking Policy loans may increase the risk of Policy lapse.  You may surrender the Policy for its Cash Surrender Value.  Surrender of this Policy is discouraged in the early Policy Years because the Premium Expense Loads are higher in those years.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year.  The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt.  Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Total Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender.  The Total Net Amount at Risk equals the Death Benefit minus your Account Value.

Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards-

	-	the Guideline Premium Test, or
	-	the Cash Value Accumulation Test.

-	You choose the applicable test. You may not change your election.

-	Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

Mortality Tables

For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.

Death Benefit

Specified Face Amount is the minimum amount of life insurance in the Policy.  Supplemental Insurance Face Amount is the amount of supplemental life insurance You elect.

-	You have a choice of three death benefit options-

	-	the Specified Face Amount (Option A); or

	-	the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or

	-	the Specified Face Amount plus cumulative premiums paid (Option C).

-	You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

-	At any time, You may-

	-	increase the Specified Face Amount or Supplemental Insurance Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

	-	decrease the Specified Face Amount or Supplemental Insurance Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

-	You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

-	You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

-	You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Supplemental Benefits

You may supplement the Policy with the following riders where available-

-	waiver of monthly deductions
-	payment of stipulated amount
-	loan lapse protection
-	charitable giving benefit

We will deduct the cost, if any, of the rider(s) from the Policy's Account Value on a monthly basis.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

CONTRACT RISKS

The Variable Account

-	The assets attributable to the Policies are held in a variable separate account (the "Variable Account").

-	The assets of the Variable Account are free from our general creditor's claims.

-	The Variable Account is divided into Sub-Accounts.

-	Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

-
When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected.  These conditions include, but are not limited to

-	inflationary forces,

-	changes in rates of return available from different types of investments,

-	changes in employment rates and

-	the presence of international conflict.

-	With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

-	Poor investment performance can result in a loss of all or some of your investment.

-	A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

-
It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because the Premium Expense Loads are highest in the early Policy Years.  Premium Expense Loads and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

-	Partial surrenders may only occur annually after Policy Year 1 and may not exceed the Account Value minus any outstanding Policy Debt.

What if Charges and Deductions Exceed Account Value less Policy Debt?

Your Policy may terminate if your Account Value less Policy Debt is insufficient to pay all charges and deductions then due.  If this occurs, we will send You written notice and allow You a 61 day grace period.  If You do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy.  The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load1 Maximum Charge On Premium up to and Including Target Premium: Maximum Charge On Premium in Excess of Target Premium:	Upon premium receipt	(as a % of premium)
35% 5.0%
Illustration Charge Maximum:	Upon fulfillment of illustration request in any Policy Year	$25.00 per illustration
Loan Lapse Protection Rider2 Maximum Charge:	On the Rider Exercise Date	(of Account Value) 3.5%

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance for Specified Face Amount3	At the beginning of each Policy Month	(per $1000 of Specified Face Amount Net Amount at Risk “SFANAR”)
Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, nonsmoker, preferred, medically underwritten, Issue Age 45, Policy Year 1)		$83.33 $0.01 $0.12
Cost of Insurance for Supplemental Insurance Face Amount3	At the beginning of each Policy Month	(per $1000 of Supplemental Insurance Face Amount Net Amount at Risk “SIFANAR”)
Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, nonsmoker, preferred, medically underwritten, Issue Age 45, Policy Year 1)		$83.33 $0.01 $0.12
Mortality and Expense Risk Charge5 Maximum Charge:	Daily	(on the assets allocated to the Sub-Accounts)
0.60%
Monthly Expense Charge Maximum Charge: Minimum Charge:	At the beginning of each Policy Month	$10.00 $5.00
Monthly Face Amount Charge Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount)
$0.20
Loan Interest6	At the end of each Policy Year	(as a % of Policy Debt)
4.0%
Flat Extra Charge7	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and Supplemental Insurance Face Amount)
Maximum Charge:		$50.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Deductions Rider8 Maximum Charge: Minimum Charge: Representative Owner Charge3 (Issue Age 45)	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and Supplemental Insurance Face Amount)
$0.19 $0.01
$0.07
Payment of Stipulated Amount Rider10 Maximum Charge: Minimum Charge:	At the beginning of each Policy Month	(per $100 of Stipulated Amount9)
$0.79 $0.14 $0.46
Representative Owner Charge3: (male, Issue Age 45, benefit payable to age 70)

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy.  The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES (deducted by each Fund on the average daily net asset value of each Fund)
Total Annual Fund Expenses (reflects management fees, distribution [and/or service] (12b-1) fees and other expenses)	Minimum	Maximum
	0.35%	1.61%
1The elements making up the Premium Expense Load are discussed on pages 24-25.  The Load is deducted from premium received.  The Load on premium up to and including Target Premium will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter.  The Load on premium in excess of Target Premium will not exceed 5.0% in any Policy Year.
2The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt.  For additional detail for the Loan Lapse Protection Rider, please see page 20.
3The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables.  For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  The maximum charge possible is for an Insured male, smoker and nonsmoker, standard, any underwriting basis, Issue Age 80, Policy Year 40 (20 if 1980 CSO).  The monthly minimum charge possible is for an Insured female, nonsmoker, super preferred, medically underwritten, Issue Age 20, Policy Year 1. For substandard risk classifications, the Company reserves the right to charge up to 500% of the cost of insurance charges shown in the Fee Table.  Please see pages 25-26 of the prospectus for additional detail.
4It is assumed the Owner and the Insured are the same person.  Charges shown are those currently applicable.
5The Mortality and Expense Risk charge is deducted in all Policy Years. The charge shown is an annual charge. The charge is deducted on a daily basis.
6Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt.  It is 4% in Policy Years 1-10 and 3.0% thereafter.  See page 23 for additional detail regarding Loan Interest.
7For Policies with Investment Start Dates before August 17, 2009, the maximum flat extra charge per $1000 of Specified Face Amount and Supplemental Insurance Face Amount is $20.00.
8The maximum charge possible is for an Insured, Issue Age 55.  The minimum charge possible is for an Insured, Issue Age 20.  Charges vary by Issue Age only.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
9To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.
10The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70.  The minimum charge possible is for an Insured male, Issue Age 20, benefit payable to age 65.  Charges vary based on the Insured's Issue Age, sex and duration of payment option.  Disability rates for males are lower than females at younger ages and much higher for males than females at older ages.  The use of rates for males provides an appropriate range of rates.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.

About Who We Are
We are a stock life insurance company incorporated under the laws of New York on May 25, 1983.  Our Home Office is located at 60 East 42nd Street, Suite 3100, New York, New York 10165.  We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

We established Sun Life (N.Y.) Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors.  The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us.  We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocations and death benefits payable under the Policy are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws.  We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company.  All determinations will be made by our Board of Directors.  In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change.  We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts.  Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

The Funds

The Policy offers several mutual fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”).  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained without charge by calling 1-800-468-9890, or writing to Sun Life Insurance and Annuity Company of New York, One Sun Life Executive Park, Wellesley Hills, MA 02481.

Fees and Expenses of the Funds.  Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because they are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select.  The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds on the average daily net asset value of each Fund.  These fees and expenses are more fully described in the Fund Prospectuses.

Potential Conflicts.  We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts.  As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that participate in the Funds.  The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners.  In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund.  If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account.  Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as we may determine, based on our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.

About the Policy

Application and Issuance.  To apply for a Policy, You must submit an application to our Service Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed Insured generally must be less than 71 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved.

We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds.  Policies issued on such basis must be pre-approved based on information You provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test.  The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law.  We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.”  Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”).  The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex.  The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test.  The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not.  You must specify in the Policy application which of these tests will apply to the Policy.  You may not change your selection once the Policy has been issued.  In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice.  If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate.  Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax adviser before deciding.

Initial Premium Payment. Generally, You must make an Initial Premium payment that will sustain the Policy for three months from its Issue Date. The amount of Initial Premium is determined by the Specified Face Amount, Supplemental Insurance Face Amount, death benefit option election, death benefit compliance test election, optional rider election and risk and underwriting classification of the Insured.  Pending approval of your application, we will allocate any premium payments You make to our general account.  If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations.  The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured and the date from which monthly deductions are incurred.  The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date and the date a premium is paid equal to or in excess of the specified Initial Premium.

Insurable Interest Requirement. You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage.  Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law.  You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period.  If You are not satisfied with the Policy, You may return it by delivering or post-marking it to our Service Office or to the sales representative through whom You purchased the Policy within 10 days from the date of receipt (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the greater of premiums paid and premiums paid plus money market return.  We will allocate the net premium payments to the Sun Capital Money Market Fund Sub-Account during that period beginning on the Investment Start Date.  Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Asset Allocation.  One or more asset allocation programs may be made available in connection with the Policy, at no extra charge.  Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon.  By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.  Currently, You may select one of the asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk.  These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure.  We may add or delete such programs in the future.  If You elect an asset allocation program, we automatically rebalance your premium payments among the Sub-Accounts represented in the model You choose.  We rebalance your premium payments on a quarterly basis, without further instruction from You.  Our asset allocation programs are “static” programs.  We do not change the original percentage allocations among the Sub-Accounts that are used for rebalancing purposes in your chosen model.  We may, however, terminate the program or choose a different model.

Also, the asset allocation models are reviewed and, as a result, may be substituted for new models and existing models may be terminated.  If so, the new models will be offered only to Policies issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time during the duration of an asset allocation model or after the asset allocation model has terminated.  If an existing model is terminated, we will rebalance your Sub-Accounts to the percentage of allocations of the terminated model, unless You advise us otherwise.  We will also allocate new premium to the percentage allocations of the terminated model unless otherwise instructed by You.  You should consult your financial adviser periodically to consider whether the model You have selected is still appropriate for You or whether You wish to change your percentage allocations.

Dollar Cost Averaging.  You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to the Sun Capital Money Market Fund®.  Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve.  The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations.  Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high.  Therefore, a lower average cost per Unit may be achieved over the long-term.  A dollar cost averaging program allows You to take advantage of market fluctuations.  However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing.  Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions.  You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program.  The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions.  Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.

There is no charge for asset rebalancing.  In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year.  You may not select dollar cost averaging and asset rebalancing at the same time.  We reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Premium Payments

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below.  All premium payments must be made payable to Sun Life Insurance and Annuity Company of New York and mailed to our Service Office.

General Limitations.  We reserve the right to limit the number of premium payments we accept on an annual basis.  No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force.  We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Guideline Premium Test Limitations.  The Guideline Premium Test limits the amount of premium You may pay per year.  We will not accept premium payments that would, in our opinion, exceeds these limits unless You have expressly directed us to do so.  We may require satisfactory evidence of insurability before we accept such a premium.  We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You.  In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Planned Periodic Premiums.  While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits.  In general, the billing period must be annual, semiannual or quarterly.  We will send You reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy.  We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.  We will also suspend reminder notices at your written request.

Allocation of Net Premium.  Net Premium is the amount You pay as premium minus the Premium Expense Load.  The Premium Expense Load covers State and Federal tax liabilities related to premium.  We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above.  You will be required to specify initial allocation percentages at the time of application.  While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to us.  An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange.  If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract.  Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.”  One way the Policy could become a Modified Endowment Contract (“MEC”) is if You pay premiums in excess of applicable tax law limitations.

We will notify You or your financial adviser within one business day if we receive a premium that would, in our opinion, cause the Policy to become a MEC.  We will not credit the premium unless we receive specific instructions from You to do so.  Any such premium will be held, for a period not to exceed 90 days, in an interest bearing account.  This premium will be refunded, with interest at the then rate paid by the Company on comparable fixed life insurance policies, at the earlier of a) the date we receive instruction from You to return the premium, b) the date we determine the premium cannot be applied to the Policy because satisfactory evidence of insurability of the Insured’s to increase the Specified Face Amount to avoid MEC status was not supplied and c) the end of the 90 day period.

Supplemental Insurance Face Amount

The Policy may be issued with a Supplemental Insurance Face Amount which provides life insurance coverage on the life of the Insured equal to the amount of the Supplemental Insurance Death Benefit.  You will be required to specify the initial Supplemental Insurance Face Amount in the policy application.

The cost of the Supplemental Insurance Face Amount will be included in the Monthly Cost of Insurance deduction.  This deduction will cease when the Supplemental Insurance Face Amount is terminated.  The applicable guaranteed maximum Monthly Cost of Insurance Rates for the Supplemental Insurance Death Benefit are the same as those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load.  Target Premium is equal to (the Specified Face Amount divided by 1000) multiplied by the Target Premium Factor.  Total Face Amount is the sum of the Specified Face Amount and Supplemental Insurance Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the Supplemental Insurance Face Amount.  Target Premium will be lower for the Policy which has the greater Supplemental Insurance Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount.

The Supplemental Insurance Death Benefit will terminate on the earliest of-

-	our receipt of your written request for termination,
-	the lapse of the Policy because of insufficient value, or
-	the termination of the Policy.

Subject to our underwriting rules in effect at the time of request, You may choose to schedule increases in the Supplemental Insurance Face Amount at time of Policy application.  No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect.  Further, no deterioration in the Insured’s health will negatively impact future scheduled increases.  Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation.  The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy.  You must have elected death benefit option A or C to elect scheduled increases.  If You have elected scheduled increases and change from death benefit option A or C, further scheduled increases will be cancelled as of the date of your change request.  If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Face Amount or change the amounts of scheduled increases or the dates those increases take effect, future scheduled increases will be cancelled as of the date of your election or change request.

Death Benefit

Policy Proceeds.  If the Policy is in force at the time of the Insured’s death and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

-	the amount of the Base Death Benefit, plus

-	the amount of the Supplemental Insurance Death Benefit, minus

-	the amount of any outstanding Policy Debt, plus

-	the amount of any other supplemental benefits.

The amount of the Base Death Benefit and Supplemental Insurance Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

Death Benefit Options.  The Policy has three death benefit options. You will be required to select one of them in the policy application.

 Option A-Specified Face Amount.  Under this option, the Base Death Benefit is the greater of-

-	the Policy’s Specified Face Amount, or

-	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-

-	the Specified Face Amount plus the Gross Cash Surrender Value, or

-	the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.

Option C-Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-

-	the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or

-	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option A provides a level amount of death benefit.  Option B provides a fluctuating death benefit due to the inclusion of the Gross Cash Surrender Value.  While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher.  Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made.  Ask your financial adviser for an illustration to compare costs between Option B and Option C.

Supplemental Insurance Death Benefit.  The Supplemental Insurance Death Benefit is the Total Death Benefit minus the Base Death Benefit.  For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.  For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Gross Cash Surrender Value and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.  For Option C, the Total Death Benefit is the greater of a) the Total Face Amount plus the sum of all premiums paid less any partial surrenders and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.  The Total Face Amount is equal to the Specified Face Amount plus the Supplemental Insurance Face Amount.

If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive due proof of that death.  The Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Supplemental Insurance Face Amount and Gross Cash Surrender Value in effect on the Insured’s date of death.

You should note that the Policy may not qualify as life insurance after the Insured’s Attained Age 100, which may result in adverse tax consequences.  You should consult your tax advisor prior to continuing the Policy beyond the Insured’s Attained Age 100.

Changes in the Death Benefit Option.  You may change the death benefit option, subject to our underwriting rules in effect at the time of the change.  Requests for a change must be made in writing to us at our Service Office.  The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request.

Minimum Face Amount.  Total Face Amount is the sum of the Specified Face Amount and Supplemental Insurance Face Amount.  In general, the Total Face Amount must be at least $100,000, of which the Specified Face Amount must be at least $10,000.  We reserve the right to waive these minimums.

Changes in Face Amount.  You may change the Specified Face Amount or Supplemental Insurance Face Amount, subject to our underwriting rules in effect at the time of the change.  You must send your request for a change to us in writing.  The effective date for changes will be-

-	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

-	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount.  An increase in the Specified Face Amount and Supplemental Insurance Face Amount is subject to our underwriting rules in effect at the time of the increase.  You may be required to submit satisfactory evidence of the Insured’s insurability.  The cost of insurance charges applicable to an increase in Specified Face Amount and Supplemental Insurance Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.  Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased Specified Face Amount and Supplemental Insurance Face Amount.

Decreases in Face Amount.  The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy.  Similarly, a decrease in Specified Face Amount or Supplemental Insurance Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy.  A decrease in face amount will be applied-

-
first, to the most recent increase, either Specified Face Amount or Supplemental Insurance Face Amount, if any, whichever is most recent.  If issued at the same time, Supplemental Insurance Face Amount first;

-
second, to the next most recent increases, either Specified Face Amount or Supplemental Insurance Face Amount, if any, in reverse chronological order.  If issued at the same time, Supplemental Insurance Face Amount first;

-	third, to the initial Supplemental Insurance Face Amount, if any; and

-	finally, to the initial Specified Face Amount.

By way of example, presume a Policy is issued with $250,000 of Specified Face Amount and $150,000 of Supplemental Insurance Face Amount.  After issue, You increase the Supplemental Insurance Face Amount by $100,000 to $250,000 and later increase the Specified Face Amount by $50,000 to $300,000.  You then request a decrease of $200,000. The most recent $50,000 of Specified Face Amount increase is eliminated.  The $100,000 Supplemental Insurance Face Amount is eliminated.  The original Supplemental Insurance Face Amount is reduced by $50,000 to $100,000.

Account Value

Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values.  On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account.  The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account.  Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Monthly Face Amount Charge and the Monthly Cost of Insurance Charge.  The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account.  A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange.  The New York Stock Exchange historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established by us.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.  The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date and the Business Day we approve the policy application.  If premium is to be allocated to a Sub-Account, the Unit Value of the Sub-Account will be that next determined after receipt of such premium.

Account Value for Investment Options.  The Account Value on the Investment Start Date equals-

-	that portion of Net Premium received and allocated to the Investment Options, minus

-	the Monthly Expense Charges and Monthly Face Amount Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

-	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value for Investment Options on subsequent Valuation Dates is equal to-

-	the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

-	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

-	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

-	that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus

-	any amounts transferred by You to the investment options during the current Valuation Period, minus

-	any amounts transferred by You from the investment options during the current Valuation Period, plus

-	that portion of any loan repayment, including repayment of loan interest, allocated to an Investment Option during the current Valuation Period, minus

-	that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus

-	that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus

-	any illustration charge assessed during the current Valuation Period, minus

-
if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge and Monthly Face Amount Charge for the Policy Month just beginning charged to each Investment Option, minus

-	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance charged to each Investment Option.

Net Investment Factor.  The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next.  This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period.  Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so.  The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

-	the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

-
the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the “ex-dividend” date occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus

-
a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account,

-	by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Account Value in the Loan Account.  The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

-	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 3%, plus

-	any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day; minus

-	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”.  Policy Debt is not part of the Loan Account.  Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value.  If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.  The Policy will not lapse if the Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period.  If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value.  Notice of premium due will be mailed to your last known address or the last known address of any assignee of record within 30 days of that Valuation Date.  We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address.  If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice.  The Policy will continue to remain in force during this grace period.  If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions.

Insured's Attained Age 121 (or 100 if 1980 CSO applies).  At the Insured’s Attained Age 121 (100 if 1980 CSO applies), no further premium will be accepted.  The Account Value will be determined in the same manner as it was prior to the Insured's Attained Age 121 (100 if 1980 CSO applies), except that no further deduction for Monthly Cost of Insurance, Monthly Expense Charge and Monthly Face Amount Charge will be made.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, which may result in adverse tax consequences.  We recommend that You receive counsel from your tax advisor.

Charitable Giving Benefit Rider.  Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary.  The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary.  The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions.  The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy.  The rider attaches to all Policies at issue and can be discontinued upon written request to the Company.  There is no charge for this rider.

Waiver of Monthly Deductions Rider.  Under this rider, we will waive the monthly deductions (Mortality and Expense Risk Charge, the Monthly Expense Charge, the Monthly Face Amount Charge and the Monthly Cost of Insurance Charge) for the Policy and any optional riders for all months for which the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months.  We will continue to waive the monthly deduction for as long as the disability continues.  Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions.  At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases.  We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years.  The rider charge is deducted monthly from the Account Value.  We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and $1000 of Supplemental Insurance Face Amount.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.  If You elect this rider, You may not elect the Payment of Stipulated Amount Rider.

Payment of Stipulated Amount Rider.  Under this rider, we will make a monthly payment of the "stipulated amount" into the Account Value when the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months.  You elect the stipulated amount on the application.  We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured's age 65 or 70).  Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force.  We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment.  At that time, we will credit the Account Value with the stipulated payment at the beginning of each month of past total disability and will credit the Account Value with the stipulated payment at the beginning of each month total disability continues.  We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years.  The rider charge is deducted monthly from the Account Value.  We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply that factor by each $100 of Stipulated Amount.  The rider charge will cease for the term the stipulated amount is being paid.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.  The rider may not be elected if the Waiver of Monthly Deductions Rider has been elected.

Loan Lapse Protection Rider.  This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value.  Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date.  The Rider Exercise Date is the earliest date on which all the following have occurred:

-	the Insured is 75 or older;
-	the Policy has been in force at least 15 years;
-	the outstanding Policy Debt is greater than the Specified Face Amount and Supplemental Insurance Face Amount;
-	the outstanding Policy Debt equals or exceeds 96% of the Account Value;
-	not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;
-	the sum of withdrawals made equals the sum of premiums paid; and
-	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt. By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

-	The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;
-	The Death Benefit will be changed to equal 105% of the Account Value;
-	Monthly Deductions will cease;
-	No further premium will be accepted;
-	Specified Face Amount and Supplemental Insurance Face Amount increases and decreases will no longer be permitted; and
-	All supplemental riders will terminate.

The rider automatically attaches to every Policy at issue that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.

Enhancement Benefit.  An Enhancement Benefit may be provided if You surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision).  The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit.  The Enhancement Benefit is a return of a portion of the charges paid under the Policy.  When a charge is based on the Account Value, the Account Value will not include the Enhancement Benefit.  When a charge is based on the Gross Cash Surrender Value, the Gross Cash Surrender Value, as defined, includes the Enhancement Benefit.

The payment of an Enhancement Benefit is at the discretion of the Company.  On a current basis, an Enhancement Benefit is available during the Enhancement Period (the first seven Policy Years) and is calculated as follows:

-	Prior to the payment of the initial Premium, the Enhancement Benefit is zero.

-
Whenever a Premium Expense Load, Monthly Expense Charge or Monthly Face Amount Charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by 100% of each such load or charge and is then decreased each subsequent month during the Enhancement Period.

-
Whenever a Monthly Cost of Insurance charge is deducted during years 1-2 of the Enhancement Period, the Enhancement Benefit is increased by a percentage, which decreases over time, determined in accordance with the following formula:

	-	[(14 - M) divided by 36] multiplied by 100 where M equals the number of months elapsed since the beginning of the Enhancement Period.

	-	the Enhancement Benefit is zero after the end of the Enhancement Period.

The Enhancement Benefit is payable with respect to each Policy owned by the policyowner and is not contingent upon surrender of all such Policies.

Transfer Privileges

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account.  Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum.  The transfer percentage, transfer period and transfer minimum are shown in the Policy.  We will make transfers pursuant to an acceptable request to our Service Office.  An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the New York Stock Exchange.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be executed effective on the next Valuation Date. The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the Investment Option’s value.

All transfers are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to-

-	the minimum amount that may be transferred;

-	the frequency of transfers; and

-	the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

At least once each Policy Year, You have the option of transferring all Variable Sub-Account value to the Fixed Account and using that value to purchase a guaranteed paid-up benefit.  If You object to a material change in the Sub-Accounts under your Policy, You may transfer the Account Value in the affected Sub-Accounts to the Fixed Account Option within 60 days after the effective date of the material change.

We will notify You in writing of the imposition of a transfer limitation.  We do not reserve any right to impose charges for transfers.  Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Policy.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to Owners.  Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value.  As described above under "Transfer Privileges," the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer or prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

-	when a new broker of record is designated for the Policy;
-	when necessary in our view to avoid hardship to an Owner;
-	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks.  The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased.  Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Accessing Your Account Value

Surrender.  By written request, You may surrender the Policy for its Cash Surrender Value at any time.  The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate.  The Cash Surrender Value is-

-	the Account Value, minus

-	the outstanding balance of any outstanding Policy Debt; plus

-	any Enhancement Benefit.

Partial Surrenders.  You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Service Office in a form satisfactory to us.  The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt.  It will be payable in a lump sum.  Partial surrenders may have tax consequences.  The Total Face Amount may be reduced in connection with a partial surrender depending on the then current risk status of the Insured.  The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards.  If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Total Net Amount at Risk after the partial surrender does not exceed the Total Net Amount at Risk before the surrender.

You may allocate a partial surrender among the Investment Options.  If You do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender. A partial surrender will be allocated to a Sub-Account at the Unit Value of that Sub-Account next determined after receipt of the partial withdrawal request.

Policy Loans.  Using the Policy as collateral, You may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary.  We will transfer Account Value equal to the amount of the policy loan from the Investment Options to the Loan Account on the date the policy loan is made.  Amounts in the Loan Account accrue interest daily at an effective annual rate of 3%.

You may allocate the policy loan among the Investment Options.  If You do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.

Interest on the policy loan will accrue daily at an annual rate of 4% in Policy Years 1 through 10 and 3.0% thereafter.  This interest will be due and payable to us in arrears on each Policy Anniversary.  Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All amounts paid by You that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan.  It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not.  Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.  We will accept repayment of any policy loan at any time while the Policy is in force.  The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options.  You may allocate the loan repayment among the Investment Options.  If You do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment.  We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment.  We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death.  Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

-	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted as determined by the Securities and Exchange Commission;

-	the Securities and Exchange Commission, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners; or

-
an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request.

Reinstatement

Before the Insured's death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

-	make a request for reinstatement within three years from the date of termination;
-	submit satisfactory evidence of insurability to us; and
-	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

-	the monthly deductions overdue at the end of the grace period; plus
-	any excess of Policy Debt over Cash Value at the end of the grace period; plus
-	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus
-	three times the monthly expense charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

Charges, Deductions and Refunds

Premium Expense Load.  We deduct a Premium Expense Load from each premium payment upon receipt which includes two elements.  One element covers State and Federal tax obligations.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state as it reflects an average of the state and local tax obligations.  As a result of the averaging, the three and one-quarter percent may be more or less than your state and local taxes.   The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses.  The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records.  To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges.  The tax element is an average of anticipated taxes and the policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Year 1 is 20% on each premium payment up to and including Target Premium, 9% in Policy Years 2-10 and 3.25% thereafter.  The Premium Expense Load on each premium payment up to and including Target Premium will not exceed 35% for Policy Year 1, 12% for Policy Years 2-10 and 5% thereafter.
For Policies with Investment Start Dates before October 3, 2011, the current Premium Expense Load for Policy Year 1 is 3.5% on each premium payment in excess of Target Premium.  For Policies with Investment Start Dates on and after October 3, 2011, the current Premium Expense Load for Policy Year 1 is 5.0% on each premium payment in excess of
Target Premium. For all Policies, the current Premium Expense Load for Policy Years 2-10 is 3.5% on each premium payment in excess of Target Premium and 3.25% thereafter.  The Premium Expense Load on each premium payment in excess of Target Premium will not exceed 5.0% in any Policy Year.

Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex.  We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Mortality and Expense Risk Charge.  We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy.  We may realize a profit from this charge.  This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes.  Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets annually.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge.  We deduct a flat charge at the beginning of each month for administration costs.  We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $10.00 in any Policy Month.  The Monthly Expense Charge is currently $5.00.

Monthly Face Amount Charge.  We deduct a Monthly Face Amount Charge for administration and issue costs.  The charge is based on the Specified Face Amount.  The Monthly Face Amount Charge is based on the Issue Age, sex and rating class of the Insured.  The Monthly Face Amount Charge will not exceed $0.20 per $1000 of Specified Face Amount.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  We may realize a profit from this charge.  The Monthly Cost of Insurance charge is shown in the Fee Table.

The Monthly Cost of Insurance equals the sum of (1), (2), (3) and (4) where

(1)
is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the Specified Face Amount Net Amount at Risk divided by 1,000.  The Specified Face Amount Net Amount at Risk equals the Base Death Benefit less the Account Value*;

(2)	is the Supplemental Insurance Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the Supplemental Insurance Death Benefit divided by 1,000*;

(3)	is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount); and

(4)	is any Flat Extra specified in Section 1 of the Policy.

*Item (1) above is expressed algebraically as:  the Specified Face Amount Monthly Cost of Insurance rate x [Specified Face Amount Net Amount at Risk ÷ 1000].  Item (2) above is expressed algebraically as: the Supplemental Insurance Face Amount Monthly Cost of Insurance rate x [Supplemental Insurance Face Amount Net Amount at Risk ÷ 1000].

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the Supplemental Insurance Face Amount and each increase in Specified Face Amount or Supplemental Insurance Face Amount.

The Total Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges.  Monthly Cost of Insurance rates are based on the length of time the Policy has been in force, the Insured's sex (except for unisex Policies), Issue Age, Class, underwriting basis, and applicable mortality tables.  We will from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes.  The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent.  Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner.  We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk.  For Policies with an Investment Start Date on or before December 31, 2008, cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables.  For Policies with an Investment Start Date on or after January 1, 2009, cost of insurance rates are based on the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables. Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Other Charges and Expenses.  We reserve the right to impose a charge for in-force illustrations, as more fully described at page 27.  We currently do not impose a charge and guarantee any charge will not exceed $25.00.  In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described at page 23.  Lastly, a flat extra charge may apply if an Insured is a substandard risk.  A flat extra charge will not exceed $50.00 ($20.00 for Policies with Investment Start Dates before August 17, 2009) per $1000 of Specified Face Amount and Supplemental Insurance Face Amount.  It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company.  A definition of “flat extra” is provided in the Glossary.

Directed Deductions.  You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Monthly Face Amount Charge and Monthly Cost of Insurance Charge deductions are taken.  The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected.  If You do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.

Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any owner.

Termination of Policy

The Policy will terminate on the earliest of-

-	the date we receive your request to surrender,
-	the expiration date of the grace period due to insufficient value, or
-	the date of Insured’s death.

Other Policy Provisions

Alteration.  Financial advisers do not have the authority to either alter or modify the Policy or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments.  During the lifetime of the Insured, You may assign all or some of your rights under the Policy.  All assignments must be filed at our Service Office and must be in a form satisfactory to us.  The assignment will then be effective as of the date You signed the form, subject to any action taken before it was recorded by us at our Service Office.  We are not responsible for the validity or legal effect of any assignment.  Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.

Owner and Beneficiary.  The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless You provide otherwise by written notice.  The beneficiary has no rights under the Policy until the death of the Insured.  A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds.  You may change beneficiary by sending notice in a form satisfactory to us.  If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to You.  If You are also the Insured, the Policy Proceeds will be paid to your estate.

Reports to Owners.  We will send You a report at least once each Policy Year.  The report will show current policy values, premiums paid and deductions made since the last report.  It will also show the balance of any Policy Debt.  Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations.  Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits.  Currently, we do not charge for the illustration but reserve the right to do so.  Any fee will not exceed $25.00.

Misstatement of Age or Sex.  If the age or sex of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted as follows:

     Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

     Misstatement discovered prior to death - The Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

Suicide.  If the Insured commits suicide within two years after the Issue Date, We will not pay any part of the Policy Proceeds.  We will refund to You the Premiums paid, less the amount of any Policy Debt and less any Partial Surrenders.

Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We will rely on these statements when approving the issuance, increase in total face amount, increase in Death Benefit over premium paid, reinstatement, or change in death benefit option of the Policy.  No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application and was a material misrepresentation.  After a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.  Any increase in Death Benefit over premium paid or increase in Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.  Further, any reinstatement will be incontestable after the reinstated policy has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

Addition, Deletion or Substitution of Investments.  Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate.  In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC.  In addition, the investment policies of the Variable Account will not be changed without the approval of the Superintendent of Insurance of the State of New York.   We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts upon a Sub-Account elimination or combination, subject to the approval of the Securities and Exchange Commission.  In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating.  The Policy does not pay dividends.  The Policy does not share in our profits or surplus earnings.

Modification.  Upon notice to You, we may modify the Policy if that modification-

-	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

-	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

-	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-	adds, deletes or otherwise changes Investment Options.
When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions.  In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract.  Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments.  Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.

Voting Rights

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law.  We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us.  We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions.  As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund.  This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund. We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund.  In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund.  Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund.  If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

Distribution of Policy

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 70% of premium paid in the first Policy Year and 20% per annum of premium paid in Policy Years two and after.  We may also pay a commission of-

-	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

-	up to 0.10% per annum of Account Value thereafter.
We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker- Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
During 2009, 2010 and 2011, commissions of $31,464, $73,003 and $856,718 were paid respectively and Clarendon did not retain any commissions in connection with the distribution of the Policies.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes.  Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.
IRS Notice 2006-95 provides special guidance concerning the “reasonable mortality charge” requirements for certain changes made in 2009 or later to Policies with Investment Start Dates prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.  The Notice provides a safe harbor which would not require such changes to cause a pre-2009 Policy to become subject to the 2001 CSO mortality tables for purposes of Section 7702 of the Code.  If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702.  Before requesting a change under a pre-2009 Policy, you should consult with a qualified tax advisor on the potential impact of IRS Notice 2006-95.
For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.  The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.
Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a qualified tax adviser on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account.  You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy.  A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.  If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below).  Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy.  A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner’s Beneficiary.  These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return.  You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may also apply.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

-	the aggregate amount of any premiums or other consideration paid for a Policy, minus

-	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

-	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Other Information

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York's Superintendent of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits.  Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.

Financial Statements

Our Company financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Policy Terms

Account Value-The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account.  Account Value does not include Policy Debt.   Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value.  It is reflected in the amounts received upon surrender or payment of Policy Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Issue Date.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Base Death Benefit-The death benefit under the Policy, exclusive of any Supplemental Insurance Death Benefit or any other supplemental benefits.

Business Day-Any day that we are open for business.

Cash Surrender Value-The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.

Class-The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage-The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit-The sum of the Base Death Benefit and any Supplemental Insurance Death Benefit.  For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided by the Enhancement Benefit.

Death Benefit Percentage-A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Due Proof-Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable.  Generally, evidence will consist of the Insured’s death certificate.

Fixed Account-The portion of the Account Value funded by assets invested in our General Account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Specified Face Amount and any Supplemental Insurance Face Amount.

Fund-A mutual fund in which a Sub-Account invests.

General Account-The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.

Gross Cash Surrender Value-The Account Value increased by any Enhancement Benefit.

Initial Premium-The amount necessary to put the coverage in force.  It is generally an amount sufficient to keep the Policy in force for three months.

Insured-The person on whose life the Policy is issued.

Investment Option-The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date-The date the first premium is applied, which will be the later of

-	the Issue Date or

-	the Business Day we approve the application for a Policy.

Issue Age-The Insured's age as of the Insured's birthday nearest the Issue Date.

Issue Date-The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured and the date from which monthly deductions are incurred.

Loan Account-An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount, any Supplemental Insurance Face Amount an any additional benefits provided by rider.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration costs.

Monthly Face Amount Charge-A monthly deduction, based on the Specified Face Amount, for administration and issue costs.

Net Premium-The amount You pay as the premium minus the Premium Expense Load.

Policy-The form issued by Sun Life Insurance and Annuity Company of New York which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt-The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month-A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds-The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year-A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Premium Expense Load-The percentage charge applied to premium. It includes two elements.  One element is for state and federal tax obligations and the other element is a sales load to cover costs related to policy issuance.

SEC-Securities and Exchange Commission.

Service Office-One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as We may hereafter specify to You by written notice.

Specified Face Amount-The amount of life insurance coverage You request, as specified in the Policy.

Specified Face Amount Net Amount at Risk-The Specified Face Amount Net Amount at Risk equals the Base Death Benefit less Account Value.

Sub-Accounts-Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

Supplemental Insurance Death Benefit-The death benefit associated with the Supplemental Insurance Face Amount.

Supplemental Insurance Face Amount-The amount of additional life insurance coverage You request as specified in the Policy.

Target Premium-An amount of premium specified as such in the Policy, used to determine our Premium Expense Load deductions.

Target Premium Factor-Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Death Benefit-The Total Death Benefit equals the Base Death Benefit plus the Supplemental Insurance Death Benefit.

Total Face Amount-The sum of the Specified Face Amount and Supplemental Insurance Face Amount.

Total Net Amount at Risk-The Total Net Amount at Risk equals the Total Death Benefit less Account Value.

Unit-A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value-The value of each Unit of assets in a Sub-Account.

Valuation Date-A day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.

Variable Account-Sun Life (N.Y.) Variable Account D, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

You-is the owner of the Policy.

Appendix B -
PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,1 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, dental and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

Questions about this Privacy Policy may be directed to SLF_US_Privacy@sunlife.com.

1This notice applies to all Sun Life Financial companies and branches operating in the United States other than those that have adopted their own privacy policies.  Massachusetts Financial Services Company, Professional Insurance Company and California Benefits Dental Plan have each adopted their own separate privacy policies.

The SAI includes additional information about Sun Life (N.Y.) Variable Account D and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request.  There is no charge for the SAI.  We currently do not charge for personalized illustrations but reserve the right to do so.  You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C.  20549.

Securities Act of 1933 File No. 333-144627
Investment Company Act File No. 811-04633

PART B

STATEMENT OF ADDITIONAL INFORMATION

SUN EXECUTIVE

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT D

May 1, 2012

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Sun Executive VUL prospectus, dated May 1, 2012.  The prospectus is available, at no charge, by writing Sun Life Insurance and Annuity Company of New York ("the Company") at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-800-468-9890.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT
CUSTODIAN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DISTRIBUTION AND UNDERWRITING OF POLICY
THE POLICY
FINANCIAL STATEMENTS OF VARIABLE ACCOUNT D
FINANCIAL STATEMENTS OF THE COMPANY

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life Insurance and Annuity Company of New York.  Sun Life Financial ultimately controls Sun Life Insurance and Annuity Company of New York through the following intervening companies: Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.

Sun Life Insurance and Annuity Company of New York is a stock life insurance company incorporated under the laws of New York on May 25, 1983.  We established Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors.  The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for the purposes of the Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of Sun Life Insurance and Annuity Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 4, 2012, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting and reporting for other-than-temporary impairments in 2009), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life (N.Y.) Variable Account D that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 23, 2012, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.  The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 70% of premium paid in the first Policy Year and 20% per annum of premium paid in Policy Years two and after.  We may also pay a commission of-

-	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

-	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
Total commissions paid by the Variable Account to, but not retained by, Clarendon during 2009, 2010 and 2011, were approximately $69,963, $122,459 and $1,142,674, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Service Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed Insured generally must be less than 71 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved.  We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds.  Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.  For Policies with an Investment Start Date on or before December 31, 2008, cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.  For Policies with an Investment Start Date on or after January 1, 2009, cost of insurance rates are based on the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables.

Premium Expense Load. We deduct a load from each premium payment which includes two elements.  One element covers State and Federal tax obligations.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state as it reflects an average of the state and local tax obligations.  As a result of the averaging, the three and one-quarter percent may be more or less than your state and local taxes.  The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses.  The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records.  To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges.  The tax element is an average of anticipated taxes and the policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Year 1 is 20% on each premium payment up to and including Target Premium, 9% in Policy Years 2-10 and 3.25% thereafter.  The Premium Expense Load on each premium payment up to and including Target Premium will not exceed 35% for Policy Year 1, 12% for Policy Years 2-10 and 5% thereafter.
For Policies with Investment Start Dates before October 3, 2011, the current Premium Expense Load for Policy Year 1 is 3.5% on each premium payment in excess of Target Premium.  For Policies with Investment Start Dates on and after October 3, 2011, the current Premium Expense Load for Policy Year 1 is 5.0% on each premium payment in excess of Target Premium. For all Policies, the current Premium Expense Load for Policy Years 2-10 is 3.5% on each premium payment in excess of Target Premium and 3.25% thereafter.  The Premium Expense Load on each premium payment in excess of Target Premium will not exceed 5.0% in any Policy Year.

Target Premium varies based on the Total Face Amount and the Insured’s Issue Age and sex.  We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Increase in Face Amount.  You may request an increase in the Specified Face Amount or Supplemental Insurance Face Amount.  You may need to provide satisfactory evidence of the Insured's insurability.  Once requested, an increase will become effective at the next monthly anniversary day on or following our approval of your request.

If there are increases in the Specified Face Amount or Supplemental Insurance Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and initial Supplemental Insurance Face Amount and each increase in the Specified Face Amount and Supplemental Insurance Face Amount.  The cost of insurance charges applicable to an increase in Specified Face Amount and Supplemental Insurance Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Insurance and Annuity Company of New York are included in this Statement of Additional Information.  The financial statements of Sun Life Insurance and Annuity Company of New York will be provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Sun Life (N.Y.) Variable Account D and the Board of Directors of Sun Life Insurance and Annuity Company of New York (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of Alger Mid Cap Growth Portfolio I-2 Sub Account, AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub Account, American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub Account, American Funds Insurance Series Global Growth Fund Class 2 Sub Account, American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub Account, American Funds Insurance Series Growth Income Fund Class 2 Sub Account, American Funds Insurance Series High Income Bond Fund Class 2 Sub Account, American Funds Insurance Series International Fund Class 2 Sub Account, Blackrock Global Allocation V.I (Class III) Sub Account, M International Equity Fund Sub Account, M Business Opportunity Value Fund Sub Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub Account, Delaware VIP Smid Cap Growth Series Standard Class Sub Account, Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub Account, DWS Dreman Small Mid Cap Value VIP - Class A Sub Account, DWS Small Cap Index VIP - Class B Sub Account, Fidelity VIP Balanced Portfolio (Service Class 2) Sub Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub Account, Fidelity VIP Contrafund Portfolio (Service Class) Sub Account, Fidelity VIP Growth Portfolio (Service Class) Sub Account, Fidelity VIP Index 500 Portfolio (Service Class 2) Sub Account, Fidelity VIP Index 500 Portfolio (Service Class) Sub Account, Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub Account, Fidelity VIP Money Market Portfolio (Service Class) Sub Account, Fidelity VIP Overseas Portfolio (Service Class) Sub Account, First Eagle Overseas Variable Fund Sub Account, Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub Account, Franklin Templeton VIP Mutual Shares Securities (Class 2) Sub Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub Account, M Capital Appreciation Fund Sub Account, Goldman Sachs VIT Mid Cap Value Fund I Sub Account, Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub Account, Invesco V.I. International Growth Fund I Sub Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub Account, MFS VIT II Emerging Market Equity Portfolio S Class Sub Account, MFS VIT II Government Securities Portfolio I Class Sub Account, MFS VIT II High Yield Portfolio I Class Sub Account, MFS VIT II International Growth Portfolio S Class Sub Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub Account, MFS VIT II Research International Portfolio S Class Sub Account, MFS VIT II Total Return Portfolio S Class Sub Account, MFS VIT II Utilities Portfolio I Class Sub Account, MFS VIT II Utilities Portfolio S Class Sub Account, MFS VIT II Value Portfolio S Class Sub Account, MFS VIT II New Discovery Portfolio I Class Sub Account, MFS VIT II Total Return Portfolio I Class Sub Account, MFS VIT II Value Portfolio I Class Sub Account, Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub Account, Oppenheimer Global Securities/VA (Service Shares) Sub Account, PIMCO VIT Global Multi- Asset Portfolio Admin Class Sub Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub Account, PIMCO VIT Real Return Portfolio Admin Class Sub Account, PIMCO VIT Total Return Portfolio Admin Class Sub Account, SC BlackRock International Index Fund (Initial Class) Sub Account, SC BlackRock Inflation Protected Bond (Initial Class) Sub Account, SC Columbia Small Cap Value Initial Sub Account, SC Davis Venture Value Fund (Initial Class) Sub Account, Sun Capital Global Real Estate Fund (Initial Class) Sub Account, SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub Account, SC Goldman Sachs Short Duration Fund (Initial Class) Sub Account, SC Ibbotson Balanced (Initial Class) Sub Account, SC Ibbotson Growth (Initial Class) Sub Account, SC Invesco Small Cap Growth Initial Sub Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub Account, SC BlackRock Small Cap Index Fund (Initial Class) Sub Account, SC PIMCO High Yield Fund (Initial Class) Sub Account, SC PIMCO Total Return Bond Fund (Initial Class) Sub Account, SC WMC Blue Chip Mid Cap Fund (Initial Class) Sub Account, SC WMC Large Cap Growth Fund (Initial Class) Sub Account, Sun Capital Investment Grade Bond Fund (Initial Class) Sub Account, Sun Capital Money Market Fund (Initial Class) Sub Account, T. Rowe Price Blue Chip Growth Portfolio Sub Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub Account, M Large Cap Growth Fund Sub Account, Invesco Van Kampen V.I.Comstock Porfolio Series II Sub Account, Invesco Van Kampen V.I. Growth and Income Fund I Sub Account, Morgan Stanley UIF Mid Cap Growth Portfolio Class II, Invesco Van Kampen V.I. Equity and Income Fund II Sub Account, and Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub Account of Sun Life (N.Y.) Variable Account D (collectively the "Sub-Accounts"), as of December 31, 2011, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2011, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 23, 2012

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2011
Assets:	Shares	Cost	Value
Investments at fair value:
Alger Mid Cap Growth Portfolio I-2 Sub Account (AL4)	3,829	$ 64,895	$ 44,642
AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub Account (AN3)	2,394	39,527	42,756
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub Account (308)	1,959	18,361	17,494
American Funds Insurance Series Global Growth Fund Class 2 Sub Account (304)	722	15,548	13,924
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub Account (306)	232	3,968	3,956
American Funds Insurance Series Growth Income Fund Class 2 Sub Account (302)	1,347	46,886	44,551
American Funds Insurance Series High Income Bond Fund Class 2 Sub Account (305)	2,245	24,460	23,395
American Funds Insurance Series International Fund Class 2 Sub Account (300)	517	9,160	7,833
Blackrock Global Allocation V.I (Class III) Sub Account (9XX)	6,146	90,096	81,625
M International Equity Fund Sub Account (MBI)	497	5,808	4,856
M Business Opportunity Value Fund Sub Account (MBO)	773	7,970	7,604
Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub Account (MCC)	1,311	15,601	13,788
Delaware VIP Smid Cap Growth Series Standard Class Sub Account (DGO)	839	17,546	19,464
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub Account (DMC)	4,484	50,685	59,012
DWS Dreman Small Mid Cap Value VIP - Class A Sub Account (SCV)	2,797	34,895	31,770
DWS Small Cap Index VIP - Class B Sub Account (SSC)	1,627	14,582	19,144
Fidelity VIP Balanced Portfolio (Service Class 2) Sub Account (FVB)	1,969	30,415	28,406
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub Account (FL1)	2,766	66,402	62,633
Fidelity VIP Contrafund Portfolio (Service Class) Sub Account (FL6)	6,484	129,732	148,798
Fidelity VIP Growth Portfolio (Service Class) Sub Account (FL8)	879	28,107	32,358
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub Account (FIS)	4,637	591,919	594,593
Fidelity VIP Index 500 Portfolio (Service Class) Sub Account (FL4)	720	86,303	92,839
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub Account (FVM)	3,335	103,794	95,329
Fidelity VIP Money Market Portfolio (Service Class) Sub Account (FL5)	52,515	52,515	52,515
Fidelity VIP Overseas Portfolio (Service Class) Sub Account (FL7)	11,635	176,289	157,998
First Eagle Overseas Variable Fund Sub Account (SGI)	1,848	52,467	48,462
Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub Account (ISC)	1,055	15,589	15,103
Franklin Templeton VIP Mutual Shares Securities (Class 2) Sub Account (FMS)	463	7,405	7,121
Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub Account (FVS)	391	6,005	6,074
Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub Account (SIC)	9,996	126,756	122,657
M Capital Appreciation Fund Sub Account (MCA)	248	6,406	5,280
Goldman Sachs VIT Mid Cap Value Fund I Sub Account (GS8)	3	50	44
Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub Account (GS3)	4,960	56,247	53,566

The accompanying notes are an integral part of these financial statements.
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2011
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Invesco V.I. International Growth Fund I Sub Account (AI4)	6,578	$ 177,033	$ 173,475
MFS VIT II Blended Research Core Equity Portfolio I Class Sub Account (MIT)	32	891	1,031
MFS VIT II Emerging Market Equity Portfolio S Class Sub Account (EM1)	3,873	55,515	52,830
MFS VIT II Government Securities Portfolio I Class Sub Account (GSS)	2,169	29,294	29,758
MFS VIT II High Yield Portfolio I Class Sub Account (HYS)	19,339	98,009	109,071
MFS VIT II International Growth Portfolio S Class Sub Account (IG1)	557	7,381	6,128
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub Account (MIS)	383	3,585	4,387
MFS VIT II Research International Portfolio S Class Sub Account (RI1)	1,522	20,696	17,961
MFS VIT II Total Return Portfolio S Class Sub Account (MFJ)	1,593	27,335	26,225
MFS VIT II Utilities Portfolio I Class Sub Account (UTS)	136	2,488	3,035
MFS VIT II Utilities Portfolio S Class Sub Account (MFE)	97	2,322	2,150
MFS VIT II Value Portfolio S Class Sub Account (MV1)	4,457	61,482	55,797
MFS VIT II New Discovery Portfolio I Class Sub Account (NWD)	144	2,446	2,184
MFS VIT II Total Return Portfolio I Class Sub Account (TRS)	780	11,924	12,962
MFS VIT II Value Portfolio I Class Sub Account (MVS)	6,930	85,026	87,600
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub Account (OCF)	168	6,811	6,696
Oppenheimer Global Securities/VA (Service Shares) Sub Account (OGG)	1,507	46,202	41,011
PIMCO VIT Global Multi- Asset Portfolio Admin Class Sub Account (SBJ)	2,593	33,471	31,511
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub Account (PCR)	11,448	96,737	82,429
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub Account (PMB)	19,542	251,893	266,743
PIMCO VIT Real Return Portfolio Admin Class Sub Account (PRR)	5,936	75,078	82,805
PIMCO VIT Total Return Portfolio Admin Class) Sub Account (PTR)	14,352	156,144	158,164
SC BlackRock International Index Fund (Initial Class) Sub Account (SBB)	1,604	14,165	14,567
SC BlackRock Inflation Protected Bond (Initial Class) Sub Account (115)	9,412	101,999	106,731
SC Columbia Small Cap Value Initial Sub Account (117)	425	4,244	3,542
SC Davis Venture Value Fund (Initial Class) Sub Account (SC7)	4,224	49,434	46,379
Sun Capital Global Real Estate Fund (Initial Class) Sub Account (SC3)	7,552	91,058	73,631
SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub Account (SGC)	4,650	34,150	40,271
SC Goldman Sachs Short Duration Fund (Initial Class) Sub Account (SDC)	28,469	290,340	289,814
SC Ibbotson Balanced (Initial Class) Sub Account (112)	75,131	926,104	871,515
SC Ibbotson Growth (Initial Class) Sub Account (113)	47,728	535,910	510,686
SC Invesco Small Cap Growth Initial Sub Account (116)	16	171	165
SC Lord Abbett Growth & Income Fund (Initial Class) Sub Account (SLC)	4,969	35,370	32,098
SC BlackRock Small Cap Index Fund (Initial Class) Sub Account (SCB)	10,583	117,597	131,445
SC PIMCO High Yield Fund (Initial Class) Sub Account (SPC)	3,002	26,003	27,796
SC PIMCO Total Return Bond Fund (Initial Class) Sub Account (114)	22,781	263,583	259,471
SC WMC Blue Chip Mid Cap Fund (Initial Class) Sub Account (SC5)	5,219	83,936	71,759
SC WMC Large Cap Growth Fund (Initial Class) Sub Account (LCG)	909	9,044	8,403
Sun Capital Investment Grade Bond Fund (Initial Class) Sub Account (SC2)	3,155	30,300	30,103

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2011
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Sun Capital Money Market Fund (Initial Class) Sub Account (SC1)	730,986	$ 730,986	$ 730,986
T. Rowe Price Blue Chip Growth Portfolio Sub Account (TBC)	12,520	136,309	142,601
Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub Account (FTI)	6,022	85,568	75,635
Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub Account (FTG)	729	7,131	7,375
M Large Cap Growth Fund Sub Account (MTC)	484	8,010	7,789
Invesco Van Kampen V.I.Comstock Porfolio Series II Sub Account (VLC)	783	9,401	8,833
Invesco Van Kampen V.I. Growth and Income Fund I Sub Account (VGI)	55	893	981
Morgan Stanley UIF Mid Cap Growth Portfolio Class II (VKM)	126	1,257	1,398

Total investments		6,841,115	6,707,517

Total assets		$ 6,841,115	$ 6,707,517

Liabilities:
Payable to Sponsor			$ -

Total liabilities			-

Net assets			$ 6,707,517

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011
	Units	Total Value
Net Assets:

AL4	3,219	$ 44,642
AN3	3,785	42,756
308	1,420	17,494
304	1,084	13,924
306	314	3,956
302	3,599	44,551
305	1,644	23,395
300	665	7,833
9XX	6,535	81,625
MBI	717	4,856
MBO	887	7,604
MCC	1,646	13,788
DGO	915	19,464
DMC	3,969	59,012
SCV	1,837	31,770
SSC	884	19,144
FVB	2,045	28,406
FL1	5,526	62,633
FL6	8,777	148,798
FL8	3,338	32,358
FIS	53,202	594,593
FL4	8,056	92,839
FVM	8,255	95,329
FL5	4,218	52,515
FL7	13,805	157,998
SGI	3,948	48,462
ISC	1,181	15,103
FMS	770	7,121
FVS	557	6,074
SIC	9,539	122,657
MCA	510	5,280
GS8	3	44
GS3	4,965	53,566
AI4	10,303	173,475
MIT	87	1,031
EM1	4,514	52,830
GSS	1,681	29,758
HYS	5,627	109,071
IG1	480	6,128
MIS	432	4,387
RI1	1,847	17,961

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011

	Units	Total Value
Net Assets (continued):
MFJ	2,452	$ 26,225
UTS	145	3,035
MFE	210	2,150
MV1	5,411	55,797
NWD	167	2,184
TRS	864	12,962
MVS	5,992	87,600
OCF	538	6,696
OGG	3,679	41,011
SBJ	3,112	31,511
PCR	8,783	82,429
PMB	13,354	266,743
PRR	4,565	82,805
PTR	9,019	158,164
SBB	1,603	14,567
115	8,520	106,731
117	276	3,542
SC7	4,042	46,379
SC3	5,530	73,631
SGC	3,938	40,271
SDC	26,290	289,814
112	66,286	871,515
113	38,034	510,686
116	12	165
SLC	3,494	32,098
SCB	10,025	131,445
SPC	2,207	27,796
114	20,600	259,471
SC5	4,694	71,759
LCG	726	8,403
SC2	1,735	30,103
SC1	72,364	730,986
TBC	9,717	142,601
FTI	3,763	75,635
FTG	441	7,375
MTC	879	7,789
VLC	802	8,833
VGI	69	981
VKM	85	1,398

Total net assets		$ 6,707,517

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	AL4	AN3	308
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 165	$ 613	$ 301

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of investments	(3,116)	(12,552)	(20)
Realized gain distributions	-	-	-
Net realized losses	(3,116)	(12,552)	(20)

Net change in unrealized appreciation/ depreciation	(948)	13,819	(867)

Net realized and change in unrealized (losses) gains	(4,064)	1,267	(887)

(Decrease) increase in net assets from operations	$ (3,899)	$ 1,880	$ (586)

	304	306	302
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 186	$ 1	$ 693

Net realized and change in unrealized losses:
Net realized losses on sale of investments	(67)	-	(66)
Realized gain distributions	-	-	-
Net realized losses	(67)	-	(66)

Net change in unrealized appreciation/ depreciation	(1,624)	(12)	(2,335)

Net realized and change in unrealized losses	(1,691)	(12)	(2,401)

Decrease in net assets from operations	$ (1,505)	$ (11)	$ (1,708)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	305	300	9XX
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,523	$ 150	$ 1,937

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(2)	(34)	283
Realized gain distributions	-	-	2,036
Net realized (losses) gains	(2)	(34)	2,319

Net change in unrealized appreciation/ depreciation	(1,065)	(1,327)	(8,571)

Net realized and change in unrealized losses	(1,067)	(1,361)	(6,252)

Increase (decrease) in net assets from operations	$ 456	$ (1,211)	$ (4,315)

	MBI	MBO	MCC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 168	$ 25	$ -

Net realized and change in unrealized losses:
Net realized gains on sale of investments	60	152	72
Realized gain distributions	-	-	-
Net realized gains	60	152	72

Net change in unrealized appreciation/ depreciation	(1,189)	(656)	(2,111)

Net realized and change in unrealized losses	(1,129)	(504)	(2,039)

Decrease in net assets from operations	$ (961)	$ (479)	$ (2,039)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	DGO	DMC	SCV
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 193	$ 458	$ 375

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	71	(13,830)	(2,548)
Realized gain distributions	553	-	-
Net realized gains (losses)	624	(13,830)	(2,548)

Net change in unrealized appreciation/ depreciation	683	11,547	(72)

Net realized and change in unrealized gains (losses)	1,307	(2,283)	(2,620)

Increase (decrease) in net assets from operations	$ 1,500	$ (1,825)	$ (2,245)

	SSC	FVB	FL1
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 176	$ 427	$ 521

Net realized and change in unrealized losses:
Net realized losses on sale of investments	(3,814)	(110)	(79)
Realized gain distributions	-	81	-
Net realized losses	(3,814)	(29)	(79)

Net change in unrealized appreciation/ depreciation	1,586	(2,009)	(3,769)

Net realized and change in unrealized losses	(2,228)	(2,038)	(3,848)

Decrease in net assets from operations	$ (2,052)	$ (1,611)	$ (3,327)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	FL6	FL8	FIS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,676	$ 90	$ 10,190

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of investments	14,902	399	561
Realized gain distributions	-	114	4,233
Net realized gains	14,902	513	4,794

Net change in unrealized appreciation/ depreciation	(20,630)	(613)	(940)

Net realized and change in unrealized (losses) gains	(5,728)	(100)	3,854

(Decrease) increase in net assets from operations	$ (4,052)	$ (10)	$ 14,044

	FL4	FVM	FL5
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,778	$ 23	$ 17

Net realized and change in unrealized losses:
Net realized losses on sale of investments	(9,851)	(81)	-
Realized gain distributions	3,282	183	-
Net realized (losses) gains	(6,569)	102	-

Net change in unrealized appreciation/ depreciation	4,422	(8,737)	-

Net realized and change in unrealized losses	(2,147)	(8,635)	-

(Decrease) increase in net assets from operations	$ (369)	$ (8,612)	$ 17

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	FL7	SGI	ISC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 4,215	$ 628	$ 491

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	29,849	249	(31)
Realized gain distributions	583	872	-
Net realized gains (losses)	30,432	1,121	(31)

Net change in unrealized appreciation/ depreciation	(88,555)	(4,356)	(486)

Net realized and change in unrealized losses	(58,123)	(3,235)	(517)

Decrease in net assets from operations	$ (53,908)	$ (2,607)	$ (26)

	FMS	FVS	SIC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 156	$ 6	$ 4,525

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of investments	35	(56)	(80)
Realized gain distributions	-	-	-
Net realized gains (losses)	35	(56)	(80)

Net change in unrealized appreciation/ depreciation	(488)	69	(4,099)

Net realized and change in unrealized (losses) gains	(453)	13	(4,179)

(Decrease) increase in net assets from operations	$ (297)	$ 19	$ 346

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	MCA	GS8	GS3
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ -	$ 956

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of investments	221	(2)	(969)
Realized gain distributions	603	-	-
Net realized gains (losses)	824	(2)	(969)

Net change in unrealized appreciation/ depreciation	(1,443)	(1)	1,683

Net realized and change in unrealized (losses) gains	(619)	(3)	714

(Decrease) increase in net assets from operations	$ (619)	$ (3)	$ 1,670

	AI4	VKU	MIT
	Sub-Account	Sub-Account1	Sub-Account

Income:
Dividend income	$ 695	$ 29	$ 19

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(974)	293	(10)
Realized gain distributions	-	-	-
Net realized (losses) gains	(974)	293	(10)

Net change in unrealized appreciation/ depreciation	(2,512)	(380)	2

Net realized and change in unrealized losses	(3,486)	(87)	(8)

(Decrease) increase in net assets from operations	$ (2,791)	$ (58)	$ 11

1 Invesco Van Kampen V.I. Equity and Income Fund II Sub-Account (VKU) does not appear on the Statement of Assets and Liabilities as of December 31, 2011 as the sub-account had zero net assets at December 31, 2011.  This sub-account remains a valid investment option and therefore, is properly not listed as a sub-account closure in note 10.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	EM1	GSS	HYS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 11	$ 3,158	$ 9,551

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of investments	(10)	3,620	5,293
Realized gain distributions	135	30	-
Net realized gains	125	3,650	5,293

Net change in unrealized appreciation/ depreciation	(3,032)	(361)	(9,510)

Net realized and change in unrealized (losses) gains	(2,907)	3,289	(4,217)

(Decrease) increase in net assets from operations	$ (2,896)	$ 6,447	$ 5,334

	IG1	MIS	RI1
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 63	$ 67	$ 278

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	165	560	(34)
Realized gain distributions	602	-	-
Net realized gains (losses)	767	560	(34)

Net change in unrealized appreciation/ depreciation	(1,747)	(668)	(2,740)

Net realized and change in unrealized losses	(980)	(108)	(2,774)

Decrease in net assets from operations	$ (917)	$ (41)	$ (2,496)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	MFJ	UTS	MFE
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 571	$ 107	$ 71

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of investments	(43)	209	(4)
Realized gain distributions	-	-	-
Net realized (losses) gains	(43)	209	(4)

Net change in unrealized appreciation/ depreciation	(1,110)	(145)	(172)

Net realized and change in unrealized (losses) gains	(1,153)	64	(176)

(Decrease) increase in net assets from operations	$ (582)	$ 171	$ (105)

	MV1	NWD	TRS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 666	$ -	$ 355

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(14)	146	(126)
Realized gain distributions	3,291	175	-
Net realized gains (losses)	3,277	321	(126)

Net change in unrealized appreciation/ depreciation	(5,942)	(547)	26

Net realized and change in unrealized losses	(2,665)	(226)	(100)

(Decrease) increase in net assets from operations	$ (1,999)	$ (226)	$ 255

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	MVS	OCA	OCF
	Sub-Account	Sub-Account2	Sub-Account

Income:
Dividend income	$ 2,192	$ 2	$ 24

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	13,708	490	(40)
Realized gain distributions	9,143	-	-
Net realized gains (losses)	22,851	490	(40)

Net change in unrealized appreciation/ depreciation	(24,222)	(507)	(69)

Net realized and change in unrealized losses	(1,371)	(17)	(109)

Increase (decrease) in net assets from operations	$ 821	$ (15)	$ (85)

	OGG	SBJ	PCR
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 177	$ 6,945

Net realized and change in unrealized losses:
Net realized losses on sale of investments	(82)	(54)	(327)
Realized gain distributions	-	278	-
Net realized (losses) gains	(82)	224	(327)

Net change in unrealized appreciation/ depreciation	(5,191)	(1,960)	(14,308)

Net realized and change in unrealized losses	(5,273)	(1,736)	(14,635)

Decrease in net assets from operations	$ (5,273)	$ (1,559)	$ (7,690)

2 Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (OCA) does not appear on the Statement of Assets and Liabilities as of December 31, 2011 as the sub-account had zero net assets at December 31, 2011.  This sub-account remains a valid investment option and therefore, is properly not listed as a sub-account closure in note 10.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	PMB	PRR	PTR
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 12,122	$ 1,864	$ 2,502

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of investments	(227)	3,195	2,126
Realized gain distributions	-	2,567	1,302
Net realized (losses) gains	(227)	5,762	3,428

Net change in unrealized appreciation/ depreciation	2,120	2,170	(2,163)

Net realized and change in unrealized gains	1,893	7,932	1,265

Increase in net assets from operations	$ 14,015	$ 9,796	$ 3,767

	SBB	115	117
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 1,646	$ 26

Net realized and change in unrealized gains (losses):
Net realized gains on sale of investments	10	100	217
Realized gain distributions	-	2,237	688
Net realized gains	10	2,337	905

Net change in unrealized appreciation/ depreciation	402	4,621	(1,064)

Net realized and change in unrealized gains (losses)	412	6,958	(159)

Increase (decrease) in net assets from operations	$ 412	$ 8,604	$ (133)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	SC7	SC3	SGC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 411	$ 4,685	$ 444

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of investments	258	(11,768)	2,207
Realized gain distributions	1,987	-	3,592
Net realized gains (losses)	2,245	(11,768)	5,799

Net change in unrealized appreciation/ depreciation	(4,809)	2,229	(5,699)

Net realized and change in unrealized (losses) gains	(2,564)	(9,539)	100

(Decrease) increase in net assets from operations	$ (2,153)	$ (4,854)	$ 544

	SDC	112	113
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 2,916	$ 8,751	$ 9,469

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	1,287	(1,146)	455
Realized gain distributions	1,029	20,406	43,770
Net realized gains	2,316	19,260	44,225

Net change in unrealized appreciation/ depreciation	(3,767)	(54,589)	(73,546)

Net realized and change in unrealized losses	(1,451)	(35,329)	(29,321)

Increase (decrease) in net assets from operations	$ 1,465	$ (26,578)	$ (19,852)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	116	SLC	SCB
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 203	$ 399

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of investments	161	1,312	2,759
Realized gain distributions	30	5,179	-
Net realized gains	191	6,491	2,759

Net change in unrealized appreciation/ depreciation	(205)	(9,154)	(480)

Net realized and change in unrealized (losses) gains	(14)	(2,663)	2,279

(Decrease) increase in net assets from operations	$ (14)	$ (2,460)	$ 2,678

	SPC	114	SC5
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,995	$ 4,457	$ 42

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of investments	320	187	(1,258)
Realized gain distributions	709	5,576	-
Net realized gains (losses)	1,029	5,763	(1,258)

Net change in unrealized appreciation/ depreciation	(1,951)	(4,506)	(5,582)

Net realized and change in unrealized (losses) gains	(922)	1,257	(6,840)

Increase (decrease) in net assets from operations	$ 1,073	$ 5,714	$ (6,798)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	LCG	SC2	SC1
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 21	$ 1,119	$ 949

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of investments	(17)	36	-
Realized gain distributions	-	497	3
Net realized (losses) gains	(17)	533	3

Net change in unrealized appreciation/ depreciation	(641)	441	-

Net realized and change in unrealized (losses) gains	(658)	974	3

(Decrease) increase in net assets from operations	$ (637)	$ 2,093	$ 952

	TBC	FTI	FTG
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 1,835	$ 120

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	3,764	(5,315)	287
Realized gain distributions	-	-	-
Net realized gains (losses)	3,764	(5,315)	287

Net change in unrealized appreciation/ depreciation	(4,106)	(7,663)	(975)

Net realized and change in unrealized losses	(342)	(12,978)	(688)

Decrease in net assets from operations	$ (342)	$ (11,143)	$ (568)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	MTC	VLC
	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 91

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	212	(37)
Realized gain distributions	-	-
Net realized gains (losses)	212	(37)

Net change in unrealized appreciation/ depreciation	(498)	(568)

Net realized and change in unrealized losses	(286)	(605)

Decrease in net assets from operations	$ (286)	$ (514)

	VGI	VKM
	Sub-Account	Sub-Account

Income:
Dividend income	$ 13	$ 6

Net realized and change in unrealized losses:
Net realized gains on sale of investments	40	274
Realized gain distributions	-	1
Net realized gains	40	275

Net change in unrealized appreciation/ depreciation	(83)	(301)

Net realized and change in unrealized losses	(43)	(26)

Decrease in net assets from operations	$ (30)	$ (20)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AL4 Sub-Account		AN3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:				AN32010
Net investment income	$ 165	$ -	$ 613	$ -
Net realized losses	(3,116)	(2,328)	(12,552)	(1,849)
Net change in unrealized appreciation/depreciation	(948)	10,587	13,819	8,711
Net (decrease) increase from operations	(3,899)	8,259	1,880	6,862

Contract Owner Transactions:
Purchase payments received	2,520	463	5,403	4,813
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,077)	-	(5,578)	-
Withdrawals, surrenders and surrender charges	-	-	(14,218)	-
Mortality and expense risk charges	(353)	(324)	(386)	(615)
Cost of insurance and administrative expense charges	(2,741)	(2,564)	(4,023)	(3,842)
Net (decrease) increase from contract owner transactions	(1,651)	(2,425)	(18,802)	356

Total (decrease) increase in net assets	(5,550)	5,834	(16,922)	7,218

Net assets at beginning of year	50,192	44,358	59,678	52,460
Net assets at end of year	$ 44,642	$ 50,192	$ 42,756	$ 59,678

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	308 Sub-Account		304 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:				AN32010
Net investment income	$ 301	$ -	$ 186	$ -
Net realized losses	(20)	-	(67)	-
Net change in unrealized appreciation/depreciation	(867)	-	(1,624)	-
Net decrease from operations	(586)	-	(1,505)	-

Contract Owner Transactions:
Purchase payments received	18,418	-	16,037	-
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	-	-
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(24)	-	(18)	-
Cost of insurance and administrative expense charges	(314)	-	(590)	-
Net increase from contract owner transactions	18,080	-	15,429	-

Total increase in net assets	17,494	-	13,924	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 17,494	$ -	$ 13,924	$ -

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	306 Sub-Account		302 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:				AN32010
Net investment income	$ 1	$ -	$ 693	$ -
Net realized losses	-	-	(66)	-
Net change in unrealized appreciation/depreciation	(12)	-	(2,335)	-
Net decrease from operations	(11)	-	(1,708)	-

Contract Owner Transactions:
Purchase payments received	-	-	38,379	-
Transfers between Sub-Accounts
(including the Fixed Account), net	3,968	-	8,733	-
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(1)	-	(62)	-
Cost of insurance and administrative expense charges	-	-	(791)	-
Net increase from contract owner transactions	3,967	-	46,259	-

Total increase in net assets	3,956	-	44,551	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 3,956	$ -	$ 44,551	$ -

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	305 Sub-Account		300 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:				AN32010
Net investment income	$ 1,523	$ -	$ 150	$ -
Net realized losses	(2)	-	(34)	-
Net change in unrealized appreciation/depreciation	(1,065)	-	(1,327)	-
Net increase (decrease) from operations	456	-	(1,211)	-

Contract Owner Transactions:
Purchase payments received	6,193	-	9,209	-
Transfers between Sub-Accounts
(including the Fixed Account), net	17,098	-	-	-
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(21)	-	(11)	-
Cost of insurance and administrative expense charges	(331)	-	(154)	-
Net increase from contract owner transactions	22,939	-	9,044	-

Total increase in net assets	23,395	-	7,833	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 23,395	$ -	$ 7,833	$ -

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	9XX Sub-Account		MBI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		9XX2010		MCC2010
Net investment income	$ 1,937	$ 17	$ 168	$ 52
Net realized gains	2,319	57	60	5
Net change in unrealized appreciation/depreciation	(8,571)	54	(1,189)	237
Net (decrease) increase from operations	(4,315)	128	(961)	294

Contract Owner Transactions:
Purchase payments received	76,117	1,264	1,018	-
Transfers between Sub-Accounts
(including the Fixed Account), net	10,132	(2,163)	3,843	1,401
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(122)	(13)	(13)	(6)
Cost of insurance and administrative expense charges	(1,777)	(331)	(679)	(41)
Net increase (decrease) from contract owner transactions	84,350	(1,243)	4,169	1,354

Total increase (decrease) in net assets	80,035	(1,115)	3,208	1,648

Net assets at beginning of year	1,590	2,705	1,648	-
Net assets at end of year	$ 81,625	$ 1,590	$ 4,856	$ 1,648

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MBO Sub-Account		MCC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		9XX2010		MCC2010
Net investment income	$ 25	$ 15	$ -	$ -
Net realized gains	152	2	72	2
Net change in unrealized appreciation/depreciation	(656)	290	(2,111)	298
Net (decrease) increase from operations	(479)	307	(2,039)	300

Contract Owner Transactions:
Purchase payments received	1,968	-	10,239	-
Transfers between Sub-Accounts
(including the Fixed Account), net	4,751	1,962	4,521	1,681
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(19)	(8)	(25)	(6)
Cost of insurance and administrative expense charges	(824)	(54)	(837)	(46)
Net increase from contract owner transactions	5,876	1,900	13,898	1,629

Total increase in net assets	5,397	2,207	11,859	1,929

Net assets at beginning of year	2,207	-	1,929	-
Net assets at end of year	$ 7,604	$ 2,207	$ 13,788	$ 1,929

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	DGO Sub-Account		DMC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		DGO2010		DMC2010
Net investment income	$ 193	$ -	$ 458	$ 747
Net realized gains (losses)	624	(194)	(13,830)	(2,894)
Net change in unrealized appreciation/depreciation	683	5,232	11,547	21,677
Net increase (decrease) from operations	1,500	5,038	(1,825)	19,530

Contract Owner Transactions:
Purchase payments received	322	202	7,216	6,573
Transfers between Sub-Accounts
(including the Fixed Account), net	-	(196)	(9,808)	-
Withdrawals, surrenders and surrender charges	-	-	(21,113)	-
Mortality and expense risk charges	(100)	(92)	(455)	(745)
Cost of insurance and administrative expense charges	(853)	(668)	(6,024)	(5,980)
Net decrease from contract owner transactions	(631)	(754)	(30,184)	(152)

Total increase (decrease) in net assets	869	4,284	(32,009)	19,378

Net assets at beginning of year	18,595	14,311	91,021	71,643
Net assets at end of year	$ 19,464	$ 18,595	$ 59,012	$ 91,021

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SCV Sub-Account		SSC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		SCV2010		SSC2010
Net investment income	$ 375	$ 377	$ 176	$ 193
Net realized losses	(2,548)	(2,257)	(3,814)	(1,110)
Net change in unrealized appreciation/depreciation	(72)	8,128	1,586	8,360
Net (decrease) increase from operations	(2,245)	6,248	(2,052)	7,443

Contract Owner Transactions:
Purchase payments received	2,976	1,005	1,094	3,152
Transfers between Sub-Accounts
(including the Fixed Account), net	959	(460)	(6,567)	(111)
Withdrawals, surrenders and surrender charges	-	-	(6,877)	-
Mortality and expense risk charges	(180)	(161)	(164)	(294)
Cost of insurance and administrative expense charges	(2,545)	(2,204)	(2,080)	(2,626)
Net increase (decrease) from contract owner transactions	1,210	(1,820)	(14,594)	121

Total (decrease) increase in net assets	(1,035)	4,428	(16,646)	7,564

Net assets at beginning of year	32,805	28,377	35,790	28,226
Net assets at end of year	$ 31,770	$ 32,805	$ 19,144	$ 35,790

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FVB Sub-Account		FL1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2011	2011	2010

Operations:		SCV2010		SSC2010
Net investment income	$ 427	$ -	$ 521	$ -
Net realized losses	(29)	-	(79)	-
Net change in unrealized appreciation/depreciation	(2,009)	-	(3,769)	-
Net decrease from operations	(1,611)	-	(3,327)	-

Contract Owner Transactions:
Purchase payments received	31,712	-	51,670	-
Transfers between Sub-Accounts
(including the Fixed Account), net	251	-	15,611	-
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(40)	-	(78)	-
Cost of insurance and administrative expense charges	(1,906)	-	(1,243)	-
Net increase from contract owner transactions	30,017	-	65,960	-

Total increase in net assets	28,406	-	62,633	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 28,406	$ -	$ 62,633	$ -

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FL6 Sub-Account		FL8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		FL62010		FL82010
Net investment income	$ 1,676	$ 1,681	$ 90	$ 50
Net realized gains	14,902	3,459	513	135
Net change in unrealized appreciation/depreciation	(20,630)	18,303	(613)	6,169
Net (decrease) increase from operations	(4,052)	23,443	(10)	6,354

Contract Owner Transactions:
Purchase payments received	26,388	22,817	2,701	181
Transfers between Sub-Accounts
(including the Fixed Account), net	(22,437)	9,220	-	-
Withdrawals, surrenders and surrender charges	(6,055)	-	-	-
Mortality and expense risk charges	(949)	(763)	(246)	(224)
Cost of insurance and administrative expense charges	(12,614)	(10,781)	(2,205)	(1,819)
Net (decrease) increase from contract owner transactions	(15,667)	20,493	250	(1,862)

Total (decrease) increase in net assets	(19,719)	43,936	240	4,492

Net assets at beginning of year	168,517	124,581	32,118	27,626
Net assets at end of year	$ 148,798	$ 168,517	$ 32,358	$ 32,118

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FIS Sub-Account		FL4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		FIS2010		FL42010
Net investment income	$ 10,190	$ 2,707	$ 1,778	$ 2,333
Net realized gains (losses)	4,794	(3)	(6,569)	1,266
Net change in unrealized appreciation/depreciation	(940)	3,617	4,422	14,113
Net increase (decrease) from operations	14,044	6,321	(369)	17,712

Contract Owner Transactions:
Purchase payments received	291,667	166,420	12,029	9,558
Transfers between Sub-Accounts
(including the Fixed Account), net	148,937	3,643	(13,546)	-
Withdrawals, surrenders and surrender charges	-	-	(31,218)	-
Mortality and expense risk charges	(763)	(67)	(725)	(1,123)
Cost of insurance and administrative expense charges	(32,011)	(3,834)	(8,478)	(8,512)
Net increase (decrease) from contract owner transactions	407,830	166,162	(41,938)	(77)

Total increase (decrease) in net assets	421,874	172,483	(42,307)	17,635

Net assets at beginning of year	172,719	236	135,146	117,511
Net assets at end of year	$ 594,593	$ 172,719	$ 92,839	$ 135,146

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FVM Sub-Account		FL5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		FVM2010		FL52010
Net investment income	$ 23	$ 1	$ 17	$ 51
Net realized gains	102	6	-	40
Net change in unrealized appreciation/depreciation	(8,737)	272	-	-
Net (decrease) increase from operations	(8,612)	279	17	91

Contract Owner Transactions:
Purchase payments received	93,433	-	3,424	1,603
Transfers between Sub-Accounts
(including the Fixed Account), net	12,448	1,121	(2,650)	350
Withdrawals, surrenders and surrender charges	-	-	(7,228)	-
Mortality and expense risk charges	(109)	(4)	(384)	(388)
Cost of insurance and administrative expense charges	(3,194)	(33)	(3,472)	(3,746)
Net increase (decrease) from contract owner transactions	102,578	1,084	(10,310)	(2,181)

Total increase (decrease) in net assets	93,966	1,363	(10,293)	(2,090)

Net assets at beginning of year	1,363	-	62,808	64,898
Net assets at end of year	$ 95,329	$ 1,363	$ 52,515	$ 62,808

The accompanying notes are an integral part of these financial statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FL7 Sub-Account		SGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		FL72010		SGI2010
Net investment income	$ 4,215	$ 3,986	$ 628	$ 30
Net realized gains	30,432	5,338	1,121	19
Net change in unrealized appreciation/depreciation	(88,555)	25,254	(4,356)	282
Net (decrease) increase from operations	(53,908)	34,578	(2,607)	331

Contract Owner Transactions:
Purchase payments received	51,165	49,018	13,344	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(121,393)	56	37,959	841
Withdrawals, surrenders and surrender charges	(21,218)	-	(654)	(9)
Mortality and expense risk charges	(1,892)	(1,987)	(51)	(4)
Cost of insurance and administrative expense charges	(23,861)	(22,663)	(1,342)	(144)
Net (decrease) increase from contract owner transactions	(117,199)	24,424	49,256	684

Total (decrease) increase in net assets	(171,107)	59,002	46,649	1,015

Net assets at beginning of year	329,105	270,103	1,813	798
Net assets at end of year	$ 157,998	$ 329,105	$ 48,462	$ 1,813

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	ISC Sub-Account		FMS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		FL72010		SGI2010
Net investment income	$ 491	$ -	$ 156	$ 28
Net realized (losses) gains	(31)	-	35	3
Net change in unrealized appreciation/depreciation	(486)	-	(488)	204
Net (decrease) increase from operations	(26)	-	(297)	235

Contract Owner Transactions:
Purchase payments received	11,427	-	3,445	-
Transfers between Sub-Accounts
(including the Fixed Account), net	3,968	-	2,846	1,681
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(16)	-	(16)	(7)
Cost of insurance and administrative expense charges	(250)	-	(719)	(47)
Net increase from contract owner transactions	15,129	-	5,556	1,627

Total increase in net assets	15,103	-	5,259	1,862

Net assets at beginning of year	-	-	1,862	-
Net assets at end of year	$ 15,103	$ -	$ 7,121	$ 1,862

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FVS Sub-Account		SIC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		FL72010		SGI2010
Net investment income	$ 6	$ -	$ 4,525	$ -
Net realized losses	(56)	-	(80)	-
Net change in unrealized appreciation/depreciation	69	-	(4,099)	-
Net increase from operations	19	-	346	-

Contract Owner Transactions:
Purchase payments received	1,389	-	102,838	-
Transfers between Sub-Accounts
(including the Fixed Account), net	4,748	-	21,832	-
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(3)	-	(154)	-
Cost of insurance and administrative expense charges	(79)	-	(2,205)	-
Net increase from contract owner transactions	6,055	-	122,311	-

Total increase in net assets	6,074	-	122,657	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 6,074	$ -	$ 122,657	$ -

The accompanying notes are an integral part of these financial statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MCA Sub-Account		GS8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		FL72010		SGI2010
Net investment income	$ -	$ 3	$ -	$ -
Net realized gains (losses)	824	3	(2)	(3)
Net change in unrealized appreciation/depreciation	(1,443)	317	(1)	14
Net (decrease) increase from operations	(619)	323	(3)	11

Contract Owner Transactions:
Purchase payments received	1,301	-	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	3,775	1,121	-	-
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(11)	(6)	-	(1)
Cost of insurance and administrative expense charges	(572)	(32)	(8)	(8)
Net increase (decrease) from contract owner transactions	4,493	1,083	(8)	(9)

Total increase (decrease) in net assets	3,874	1,406	(11)	2

Net assets at beginning of year	1,406	-	55	53
Net assets at end of year	$ 5,280	$ 1,406	$ 44	$ 55

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	GS3 Sub-Account		AI4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		GS32010		AI42010
Net investment income	$ 956	$ 694	$ 695	$ 955
Net realized losses	(969)	(898)	(974)	(1,931)
Net change in unrealized appreciation/depreciation	1,683	5,762	(2,512)	6,496
Net increase (decrease) from operations	1,670	5,558	(2,791)	5,520

Contract Owner Transactions:
Purchase payments received	5,425	3,877	2,524	2,917
Transfers between Sub-Accounts
(including the Fixed Account), net	643	205	131,748	1,666
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(351)	(320)	(298)	(270)
Cost of insurance and administrative expense charges	(3,195)	(2,970)	(2,103)	(2,205)
Net increase from contract owner transactions	2,522	792	131,871	2,108

Total increase in net assets	4,192	6,350	129,080	7,628

Net assets at beginning of year	49,374	43,024	44,395	36,767
Net assets at end of year	$ 53,566	$ 49,374	$ 173,475	$ 44,395

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	VKU Sub-Account		MIT Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		VKU2010		VGI2010
Net investment income	$ 29	$ 34	$ 19	$ 15
Net realized gains (losses)	293	16	(10)	(26)
Net change in unrealized appreciation/depreciation	(380)	145	2	129
Net (decrease) increase from operations	(58)	195	11	118

Contract Owner Transactions:
Purchase payments received	-	-	243	158
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	-	-
Withdrawals, surrenders and surrender charges	(1,408)	(20)	-	-
Mortality and expense risk charges	(3)	(3)	(6)	(4)
Cost of insurance and administrative expense charges	(244)	(263)	(115)	(116)
Net (decrease) increase from contract owner transactions	(1,655)	(286)	122	38

Total (decrease) increase in net assets	(1,713)	(91)	133	156

Net assets at beginning of year	1,713	1,804	898	742
Net assets at end of year	$ -	$ 1,713	$ 1,031	$ 898

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	EM1 Sub-Account		GSS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		GS32010		AI42010
Net investment income	$ 11	$ 5	$ 3,158	$ 3,023
Net realized gains (losses)	125	30	3,650	(75)
Net change in unrealized appreciation/depreciation	(3,032)	160	(361)	815
Net (decrease) increase from operations	(2,896)	195	6,447	3,763

Contract Owner Transactions:
Purchase payments received	26,088	-	13,009	13,334
Transfers between Sub-Accounts
(including the Fixed Account), net	30,648	-	(69,127)	(706)
Withdrawals, surrenders and surrender charges	(673)	(10)	(8,718)	-
Mortality and expense risk charges	(45)	(1)	(591)	(526)
Cost of insurance and administrative expense charges	(1,242)	(135)	(4,866)	(5,194)
Net increase (decrease) from contract owner transactions	54,776	(146)	(70,293)	6,908

Total increase (decrease) in net assets	51,880	49	(63,846)	10,671

Net assets at beginning of year	950	901	93,604	82,933
Net assets at end of year	$ 52,830	$ 950	$ 29,758	$ 93,604

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	HYS Sub-Account		IG1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		VKU2010		VGI2010
Net investment income	$ 9,551	$ 10,306	$ 63	$ -
Net realized gains (losses)	5,293	(1,630)	767	8
Net change in unrealized appreciation/depreciation	(9,510)	7,832	(1,747)	494
Net increase (decrease) from operations	5,334	16,508	(917)	502

Contract Owner Transactions:
Purchase payments received	15,309	13,852	1,343	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(13,202)	(816)	4,304	1,681
Withdrawals, surrenders and surrender charges	(17,495)	-	-	-
Mortality and expense risk charges	(644)	(606)	(16)	(7)
Cost of insurance and administrative expense charges	(9,066)	(8,971)	(711)	(51)
Net (decrease) increase from contract owner transactions	(25,098)	3,459	4,920	1,623

Total (decrease) increase in net assets	(19,764)	19,967	4,003	2,125

Net assets at beginning of year	128,835	108,868	2,125	-
Net assets at end of year	$ 109,071	$ 128,835	$ 6,128	$ 2,125

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MIS Sub-Account		RI1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		MF92010		EM12010
Net investment income	$ 67	$ 31	$ 278	$ 2
Net realized gains (losses)	560	(56)	(34)	(3)
Net change in unrealized appreciation/depreciation	(668)	1,343	(2,740)	5
Net (decrease) increase from operations	(41)	1,318	(2,496)	4

Contract Owner Transactions:
Purchase payments received	-	-	20,921	-
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	-	-
Withdrawals, surrenders and surrender charges	(6,556)	-	-	-
Mortality and expense risk charges	(44)	(43)	(28)	(1)
Cost of insurance and administrative expense charges	(301)	(294)	(507)	(107)
Net (decrease) increase from contract owner transactions	(6,901)	(337)	20,386	(108)

Total (decrease) increase in net assets	(6,942)	981	17,890	(104)

Net assets at beginning of year	11,329	10,348	71	175
Net assets at end of year	$ 4,387	$ 11,329	$ 17,961	$ 71

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MFJ Sub-Account		UTS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		MF62010		MF32010
Net investment income	$ 571	$ -	$ 107	$ 88
Net realized (losses) gains	(43)	-	209	49
Net change in unrealized appreciation/depreciation	(1,110)	-	(145)	211
Net (decrease) increase from operations	(582)	-	171	348

Contract Owner Transactions:
Purchase payments received	27,426	-	671	585
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(208)	(21)
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(17)	-	(16)	(16)
Cost of insurance and administrative expense charges	(602)	-	(367)	(405)
Net increase from contract owner transactions	26,807	-	80	143

Total increase in net assets	26,225	-	251	491

Net assets at beginning of year	-	-	2,784	2,293
Net assets at end of year	$ 26,225	$ -	$ 3,035	$ 2,784

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MFE Sub-Account		MV1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		MF92010		EM12010
Net investment income	$ 71	$ -	$ 666	$ -
Net realized (losses) gains	(4)	-	3,277	3
Net change in unrealized appreciation/depreciation	(172)	-	(5,942)	257
Net (decrease) increase from operations	(105)	-	(1,999)	260

Contract Owner Transactions:
Purchase payments received	2,297	-	44,460	-
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	13,200	1,681
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	1	-	(79)	(6)
Cost of insurance and administrative expense charges	(43)	-	(1,673)	(47)
Net increase from contract owner transactions	2,255	-	55,908	1,628

Total increase in net assets	2,150	-	53,909	1,888

Net assets at beginning of year	-	-	1,888	-
Net assets at end of year	$ 2,150	$ -	$ 55,797	$ 1,888

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	NWD Sub-Account		TRS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		MF62010		MF32010
Net investment income	$ -	$ -	$ 355	$ 394
Net realized gains (losses)	321	86	(126)	(648)
Net change in unrealized appreciation/depreciation	(547)	167	26	1,506
Net (decrease) increase from operations	(226)	253	255	1,252

Contract Owner Transactions:
Purchase payments received	1,114	150	-	505
Transfers between Sub-Accounts
(including the Fixed Account), net	815	(10)	-	(1,482)
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(9)	(3)	(81)	(82)
Cost of insurance and administrative expense charges	(436)	(159)	(671)	(769)
Net increase (decrease) from contract owner transactions	1,484	(22)	(752)	(1,828)

Total increase (decrease) in net assets	1,258	231	(497)	(576)

Net assets at beginning of year	926	695	13,459	14,035
Net assets at end of year	$ 2,184	$ 926	$ 12,962	$ 13,459

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MVS Sub-Account		OCA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:		MF92010		EM12010
Net investment income	$ 2,192	$ 1,517	$ 2	$ -
Net realized gains (losses)	22,851	1,372	490	(28)
Net change in unrealized appreciation/depreciation	(24,222)	10,468	(507)	174
Net increase (decrease) from operations	821	13,357	(15)	146

Contract Owner Transactions:
Purchase payments received	18,990	14,634	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(55,178)	4,770	-	-
Withdrawals, surrenders and surrender charges	-	-	(1,434)	(21)
Mortality and expense risk charges	(823)	(693)	(3)	(3)
Cost of insurance and administrative expense charges	(9,347)	(8,559)	(244)	(258)
Net (decrease) increase from contract owner transactions	(46,358)	10,152	(1,681)	(282)

Total (decrease) increase in net assets	(45,537)	23,509	(1,696)	(136)

Net assets at beginning of year	133,137	109,628	1,696	1,832
Net assets at end of year	$ 87,600	$ 133,137	$ -	$ 1,696

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	OCF Sub-Account		OGG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		MF62010		MF32010
Net investment income	$ 24	$ 11	$ -	$ -
Net realized losses	(40)	(94)	(82)	-
Net change in unrealized appreciation/depreciation	(69)	664	(5,191)	-
Net (decrease) increase from operations	(85)	581	(5,273)	-

Contract Owner Transactions:
Purchase payments received	524	354	38,379	-
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	8,733	-
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(44)	(42)	(57)	-
Cost of insurance and administrative expense charges	(572)	(554)	(771)	-
Net (decrease) increase from contract owner transactions	(92)	(242)	46,284	-

Total (decrease) increase in net assets	(177)	339	41,011	-

Net assets at beginning of year	6,873	6,534	-	-
Net assets at end of year	$ 6,696	$ 6,873	$ 41,011	$ -

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SBJ Sub-Account		PCR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		MF92010		EM12010
Net investment income	$ 177	$ -	$ 6,945	$ -
Net realized gains (losses)	224	-	(327)	-
Net change in unrealized appreciation/depreciation	(1,960)	-	(14,308)	-
Net decrease from operations	(1,559)	-	(7,690)	-

Contract Owner Transactions:
Purchase payments received	28,147	-	59,243	-
Transfers between Sub-Accounts
(including the Fixed Account), net	6,252	-	32,546	-
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(81)	-	(96)	-
Cost of insurance and administrative expense charges	(1,248)	-	(1,574)	-
Net increase from contract owner transactions	33,070	-	90,119	-

Total increase in net assets	31,511	-	82,429	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 31,511	$ -	$ 82,429	$ -

The accompanying notes are an integral part of these financial statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	PMB Sub-Account		PRR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		MF62010		MF32010
Net investment income	$ 12,122	$ 7,895	$ 1,864	$ 1,109
Net realized (losses) gains	(227)	(229)	5,762	1,109
Net change in unrealized appreciation/depreciation	2,120	10,206	2,170	3,514
Net increase from operations	14,015	17,872	9,796	5,732

Contract Owner Transactions:
Purchase payments received	88,827	13,164	9,589	11,188
Transfers between Sub-Accounts
(including the Fixed Account), net	26,572	602	(5,866)	65
Withdrawals, surrenders and surrender charges	(19,612)	-	(9,828)	-
Mortality and expense risk charges	(988)	(896)	(496)	(423)
Cost of insurance and administrative expense charges	(13,184)	(10,707)	(4,492)	(4,160)
Net increase (decrease) from contract owner transactions	81,615	2,163	(11,093)	6,670

Total increase (decrease) in net assets	95,630	20,035	(1,297)	12,402

Net assets at beginning of year	171,113	151,078	84,102	71,700
Net assets at end of year	$ 266,743	$ 171,113	$ 82,805	$ 84,102

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	PTR Sub-Account		SBB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		MF92010		EM12010
Net investment income	$ 2,502	$ 2,220	$ -	$ -
Net realized gains	3,428	3,387	10	-
Net change in unrealized appreciation/depreciation	(2,163)	1,264	402	-
Net increase from operations	3,767	6,871	412	-

Contract Owner Transactions:
Purchase payments received	14,376	11,782	14,544	-
Transfers between Sub-Accounts
(including the Fixed Account), net	64,656	1,219	-	-
Withdrawals, surrenders and surrender charges	(13,483)	-	-	-
Mortality and expense risk charges	(520)	(558)	(7)	-
Cost of insurance and administrative expense charges	(8,775)	(8,720)	(382)	-
Net increase from contract owner transactions	56,254	3,723	14,155	-

Total increase in net assets	60,021	10,594	14,567	-

Net assets at beginning of year	98,143	87,549	-	-
Net assets at end of year	$ 158,164	$ 98,143	$ 14,567	$ -

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	115 Sub-Account		117 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		MF62010		MF32010
Net investment income	$ 1,646	$ 56	$ 26	$ -
Net realized gains	2,337	109	905	208
Net change in unrealized appreciation/depreciation	4,621	111	(1,064)	242
Net increase (decrease) from operations	8,604	276	(133)	450

Contract Owner Transactions:
Purchase payments received	75,472	-	3,073	-
Transfers between Sub-Accounts
(including the Fixed Account), net	15,177	10,264	(808)	1,363
Withdrawals, surrenders and surrender charges	-	-	(696)	(11)
Mortality and expense risk charges	(198)	(37)	(18)	(5)
Cost of insurance and administrative expense charges	(2,426)	(401)	(355)	(184)
Net increase from contract owner transactions	88,025	9,826	1,196	1,163

Total increase in net assets	96,629	10,102	1,063	1,613

Net assets at beginning of year	10,102	-	2,479	866
Net assets at end of year	$ 106,731	$ 10,102	$ 3,542	$ 2,479

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SC7 Sub-Account		SC3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		PRR2010		PTR2010
Net investment income	$ 411	$ 149	$ 4,685	$ 6,068
Net realized gains (losses)	2,245	12	(11,768)	(2,813)
Net change in unrealized appreciation/depreciation	(4,809)	3,876	2,229	4,165
Net (decrease) increase from operations	(2,153)	4,037	(4,854)	7,420

Contract Owner Transactions:
Purchase payments received	13,069	364	18,096	3,521
Transfers between Sub-Accounts
(including the Fixed Account), net	4,539	1,681	17,412	1,675
Withdrawals, surrenders and surrender charges	-	-	(7,010)	-
Mortality and expense risk charges	(240)	(205)	(368)	(434)
Cost of insurance and administrative expense charges	(3,018)	(2,064)	(4,382)	(3,508)
Net increase (decrease) from contract owner transactions	14,350	(224)	23,748	1,254

Total increase in net assets	12,197	3,813	18,894	8,674

Net assets at beginning of year	34,182	30,369	54,737	46,063
Net assets at end of year	$ 46,379	$ 34,182	$ 73,631	$ 54,737

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SGC Sub-Account		SDC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		1152010		SCM2009
Net investment income	$ 444	$ -	$ 2,916	$ 3,020
Net realized gains	5,799	1,907	2,316	429
Net change in unrealized appreciation/depreciation	(5,699)	4,830	(3,767)	1,307
Net increase from operations	544	6,737	1,465	4,756

Contract Owner Transactions:
Purchase payments received	4,217	2,624	310,820	11,839
Transfers between Sub-Accounts
(including the Fixed Account), net	591	1,260	(165,599)	9,068
Withdrawals, surrenders and surrender charges	-	-	(47,371)	(12)
Mortality and expense risk charges	(144)	(121)	(1,221)	(1,278)
Cost of insurance and administrative expense charges	(2,375)	(2,529)	(14,511)	(12,115)
Net increase from contract owner transactions	2,289	1,234	82,118	7,502

Total increase in net assets	2,833	7,971	83,583	12,258

Net assets at beginning of year	37,438	29,467	206,231	193,973
Net assets at end of year	$ 40,271	$ 37,438	$ 289,814	$ 206,231

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	112 Sub-Account		113 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		PRR2010		PTR2010
Net investment income	$ 8,751	$ -	$ 9,469	$ 7,017
Net realized gains	19,260	-	44,225	4,814
Net change in unrealized appreciation/depreciation	(54,589)	-	(73,546)	48,322
Net (decrease) increase from operations	(26,578)	-	(19,852)	60,153

Contract Owner Transactions:
Purchase payments received	871,865	-	53,672	367,175
Transfers between Sub-Accounts
(including the Fixed Account), net	50,145	-	-	77,955
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(1,103)	-	(1,028)	(556)
Cost of insurance and administrative expense charges	(22,814)	-	(15,216)	(11,617)
Net increase from contract owner transactions	898,093	-	37,428	432,957

Total increase in net assets	871,515	-	17,576	493,110

Net assets at beginning of year	-	-	493,110	-
Net assets at end of year	$ 871,515	$ -	$ 510,686	$ 493,110

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	116 Sub-Account		SLC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		1152010		SCM2009
Net investment income	$ -	$ -	$ 203	$ -
Net realized gains	191	92	6,491	1,584
Net change in unrealized appreciation/depreciation	(205)	118	(9,154)	1,747
Net (decrease) increase from operations	(14)	210	(2,460)	3,331

Contract Owner Transactions:
Purchase payments received	190	-	12,044	4,870
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	833	117
Withdrawals, surrenders and surrender charges	(745)	(10)	-	-
Mortality and expense risk charges	(1)	(1)	(111)	(83)
Cost of insurance and administrative expense charges	(210)	(206)	(2,500)	(2,154)
Net (decrease) increase from contract owner transactions	(766)	(217)	10,266	2,750

Total (decrease) increase in net assets	(780)	(7)	7,806	6,081

Net assets at beginning of year	945	952	24,292	18,211
Net assets at end of year	$ 165	$ 945	$ 32,098	$ 24,292

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SCB Sub-Account		SPC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		PRR2010		PTR2010
Net investment income	$ 399	$ 142	$ 1,995	$ 1,717
Net realized gains	2,759	1,330	1,029	421
Net change in unrealized appreciation/depreciation	(480)	8,560	(1,951)	717
Net increase from operations	2,678	10,032	1,073	2,855

Contract Owner Transactions:
Purchase payments received	43,488	9,615	1,740	768
Transfers between Sub-Accounts
(including the Fixed Account), net	36,756	1,363	1,962	3,324
Withdrawals, surrenders and surrender charges	-	-	(1,021)	(15)
Mortality and expense risk charges	(358)	(238)	(114)	(92)
Cost of insurance and administrative expense charges	(6,258)	(4,275)	(1,470)	(1,285)
Net increase from contract owner transactions	73,628	6,465	1,097	2,700

Total increase in net assets	76,306	16,497	2,170	5,555

Net assets at beginning of year	55,139	38,642	25,626	20,071
Net assets at end of year	$ 131,445	$ 55,139	$ 27,796	$ 25,626

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	114 Sub-Account		SC5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		1152010		SCM2009
Net investment income	$ 4,457	$ 96	$ 42	$ 29
Net realized gains (losses)	5,763	107	(1,258)	(2,011)
Net change in unrealized appreciation/depreciation	(4,506)	399	(5,582)	13,179
Net increase (decrease) from operations	5,714	602	(6,798)	11,197

Contract Owner Transactions:
Purchase payments received	158,937	-	26,765	3,222
Transfers between Sub-Accounts
(including the Fixed Account), net	84,899	22,278	-	-
Withdrawals, surrenders and surrender charges	-	-	(1,183)	(18)
Mortality and expense risk charges	(442)	(82)	(355)	(302)
Cost of insurance and administrative expense charges	(11,810)	(1,025)	(5,795)	(4,209)
Net increase (decrease) from contract owner transactions	231,584	21,171	19,432	(1,307)

Total increase in net assets	237,298	21,773	12,634	9,890

Net assets at beginning of year	22,173	400	59,125	49,235
Net assets at end of year	$ 259,471	$ 22,173	$ 71,759	$ 59,125

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	LCG Sub-Account		SC2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		PRR2010		PTR2010
Net investment income	$ 21	$ -	$ 1,119	$ 1,040
Net realized (losses) gains	(17)	-	533	(36)
Net change in unrealized appreciation/depreciation	(641)	-	441	1,179
Net (decrease) increase from operations	(637)	-	2,093	2,183

Contract Owner Transactions:
Purchase payments received	9,209	-	1,800	-
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	-	15
Withdrawals, surrenders and surrender charges	-	-	(930)	(14)
Mortality and expense risk charges	(12)	-	(175)	(163)
Cost of insurance and administrative expense charges	(157)	-	(1,948)	(1,850)
Net increase (decrease) from contract owner transactions	9,040	-	(1,253)	(2,012)

Total increase in net assets	8,403	-	840	171

Net assets at beginning of year	-	-	29,263	29,092
Net assets at end of year	$ 8,403	$ -	$ 30,103	$ 29,263

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SC1 Sub-Account		TBC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		1152010		SCM2009
Net investment income	$ 949	$ 5	$ -	$ -
Net realized gains	3	3	3,764	346
Net change in unrealized appreciation/depreciation	-	-	(4,106)	12,847
Net increase (decrease) from operations	952	8	(342)	13,193

Contract Owner Transactions:
Purchase payments received	1,353,735	28,129	6,641	6,493
Transfers between Sub-Accounts
(including the Fixed Account), net	(581,146)	(105,979)	66,892	(131)
Withdrawals, surrenders and surrender charges	-	-	(17,498)	-
Mortality and expense risk charges	(1,198)	(12)	(492)	(695)
Cost of insurance and administrative expense charges	(41,360)	(98)	(5,549)	(5,550)
Net increase (decrease) from contract owner transactions	730,031	(77,960)	49,994	117

Total increase (decrease) in net assets	730,983	(77,952)	49,652	13,310

Net assets at beginning of year	3	77,955	92,949	79,639
Net assets at end of year	$ 730,986	$ 3	$ 142,601	$ 92,949

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FTI Sub-Account		FTG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		PRR2010		PTR2010
Net investment income	$ 1,835	$ 1,850	$ 120	$ 107
Net realized (losses) gains	(5,315)	(461)	287	42
Net change in unrealized appreciation/depreciation	(7,663)	7,475	(975)	1,167
Net (decrease) increase from operations	(11,143)	8,864	(568)	1,316

Contract Owner Transactions:
Purchase payments received	10,314	7,552	1,421	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(6,668)	3,769	(1,113)	6,814
Withdrawals, surrenders and surrender charges	(19,558)	-	-	-
Mortality and expense risk charges	(572)	(724)	(45)	(27)
Cost of insurance and administrative expense charges	(8,005)	(7,760)	(500)	(402)
Net (decrease) increase from contract owner transactions	(24,489)	2,837	(237)	6,385

Total (decrease) increase in net assets	(35,632)	11,701	(805)	7,701

Net assets at beginning of year	111,267	99,566	8,180	479
Net assets at end of year	$ 75,635	$ 111,267	$ 7,375	$ 8,180

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MTC Sub-Account		VLC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		1152010		SCM2009
Net investment income	$ -	$ 4	$ 91	$ -
Net realized gains (losses)	212	4	(37)	-
Net change in unrealized appreciation/depreciation	(498)	277	(568)	-
Net (decrease) increase from operations	(286)	285	(514)	-

Contract Owner Transactions:
Purchase payments received	2,511	-	9,707	-
Transfers between Sub-Accounts
(including the Fixed Account), net	5,020	1,121	-	-
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	(14)	(5)	(12)	-
Cost of insurance and administrative expense charges	(810)	(33)	(348)	-
Net increase from contract owner transactions	6,707	1,083	9,347	-

Total increase in net assets	6,421	1,368	8,833	-

Net assets at beginning of year	1,368	-	-	-
Net assets at end of year	$ 7,789	$ 1,368	$ 8,833	$ -

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	VGI Sub-Account		VKM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:		PRR2010		PTR2010
Net investment income	$ 13	$ 1	$ 6	$ -
Net realized gains (losses)	40	(21)	275	10
Net change in unrealized appreciation/depreciation	(83)	114	(301)	442
Net (decrease) increase from operations	(30)	94	(20)	452

Contract Owner Transactions:
Purchase payments received	158	337	284	-
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(800)	1,704
Withdrawals, surrenders and surrender charges	-	-	-	-
Mortality and expense risk charges	-	(2)	(8)	(7)
Cost of insurance and administrative expense charges	(183)	(180)	(124)	(83)
Net (decrease) increase from contract owner transactions	(25)	155	(648)	1,614

Total (decrease) increase in net assets	(55)	249	(668)	2,066

Net assets at beginning of year	1,036	787	2,066	-
Net assets at end of year	$ 981	$ 1,036	$ 1,398	$ 2,066

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

1. BUSINESS AND ORGANIZATION

Sun Life (N.Y.) Variable Account D (the “Variable Account”) is a separate account of Sun Life Insurance and Annuity Company of New York (the “Sponsor”), a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.), and was established on April 24, 2003 as a funding vehicle for the variable portion of Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II Variable Universal life (“VUL”), Sun Protector VUL, Sun Executive VUL, Sun Prime VUL, Sun Prime Survivorship and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended.  The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2011.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 4.

Purchase Payments
Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Withdrawals
At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract.  If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested.  Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Contract Loans
Contract holders are permitted to borrow against the cash value of their accounts.  The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset.  Contract loan activity is reflected in the withdrawals, surrenders and surrender charges line on the Statement of Changes in Net Assets.

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a charge may be made in future years.

Accounting for Uncertain Tax Provisions
Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2011. The 2007 through 2010 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

Subsequent events
Management has evaluated events subsequent to December 31, 2011 and through the issuance date of the Variable Account’s financial statements, noting there are no subsequent events requiring accounting or disclosure.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments.  Actual results could vary from the amounts derived from management's estimates.

New and Adopted Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” that will provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

On January 1, 2010 the Variable Account adopted the provisions of ASU No. 2010-06 which require new disclosures and clarifications of existing disclosures, which are effective for interim and annual reporting periods beginning after December

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

31, 2009. The adoption of this guidance did not have a material impact on the Variable Account’s financial statements.  Effective January 1, 2011, the Variable Account adopted the provisions of the standards relating to disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3.  The adoption of this guidance did not have a material impact on the Variable Account’s financial statements.  The required disclosures are included in note 7 of the Variable Account’s financial statements.

Accounting Pronouncements Not Yet Adopted
In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs,” which change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of Topic 820, but to improve upon an entities consistency in application across jurisdictions to ensure that U.S. GAAP and International Financial Reporting Standards (“IFRS”) fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2011-04 on January 1, 2012 and does not expect its requirements to significantly impact the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company and Sun Capital Advisers LLC, affiliates of the Sponsor, are investment advisers to certain of the Funds and charge management fees at an annual rate ranging from 0.55% to 1.05% and 0.13% to 1.05% of the Funds’ average daily net assets, respectively.  For additional related party transactions, see note 4.

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted at the monthly anniversary date from the contract owner’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor.  For Futurity Accumulator II, Futurity Protector II, Sun Executive VUL, Sun Prime VUL, Futurity Survivorship II VUL, and Sun Prime Survivorship contracts, as of December 31, 2011 the maximum deduction is at an effective annual rate of 0.60%.  For Sun Protector VUL, as of December 31, 2011 the maximum deduction is an effective annual rate of 0.75%.

Charges for Life Insurance Protection
On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance.  The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Administration charges
Each month on the account anniversary date, an account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses.  For the Single Life Products (Futurity Accumulator II, Futurity Protector II, Sun Executive VUL, Sun Protector VUL, and Sun Prime VUL) the Account Fee is deducted in all policy years, as well as a monthly charge based on the specified face amount is deducted in the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase.  For the Survivorship Product (Futurity Survivorship II and Sun Prime Survivorship), the Account Fee is deducted for the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase.  The charge

4. CONTRACT CHARGES (CONTINUED)

Administration charges (continued)

is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured.  As of December 31, 2011, the Account Fee is $8 for Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II VUL and Sun Prime VUL, and $10 for Sun Protector VUL and Sun Executive VUL and Sun Prime Survivorship.

Surrender charges
A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase.  The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Survivorship Products, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase.  For the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first 12 and nine years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase.  For the Sun Protector VUL and Sun Prime VUL products, the surrender charge applies to the first 14 and 10 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase.  Surrender charges are deducted and retained by the Sponsor.  These charges are reflected in the “Withdrawals, surrenders and surrender charges” line on the Statement of Changes in Net Assets for each Sub-Account.

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes from the premium payment.

5. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

	Purchases	Sales
AL4	$4,855	$6,341
AN3	5,130	23,319
308	18,687	306
304	16,164	549
306	3,969	1
302	47,736	784
305	25,202	740
300	9,343	149
9XX	97,100	8,777
MBI	5,696	1,359
MBO	7,639	1,738
MCC	15,351	1,453
DGO	1,068	953
DMC	5,985	35,711
SCV	5,109	3,524
SSC	3,148	17,566
FVB	32,348	1,823
FL1	67,668	1,187
FL6	28,624	42,615
FL8	2,699	2,245
FIS	462,236	39,983
FL4	19,125	56,003
FVM	106,339	3,555
FL5	3,211	13,504
FL7	57,839	170,240
SGI	54,122	3,366
ISC	15,861	241
FMS	6,485	773
FVS	6,864	803
SIC	129,002	2,166
MCA	6,350	1,254
GS8	-	8
GS3	11,214	7,736
AI4	138,242	5,676
VKU	28	1,654
MIT	262	121
EM1	56,425	1,503
GSS	16,241	83,346
HYS	24,225	39,772
IG1	7,302	1,717
MIS	66	6,900
RI1	21,157	493
MFJ	27,924	546
UTS	779	592
MFE	2,362	36
MV1	62,450	2,585

5. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
NWD	$2,103	$444
TRS	355	752
MVS	29,479	64,502
OCA	2	1,681
OCF	339	407
OGG	47,043	759
SBJ	34,613	1,088
PCR	100,176	3,112
PMB	135,418	41,681
PRR	14,880	21,542
PTR	86,934	26,876
SBB	14,450	295
115	94,320	2,412
117	5,979	4,069
SC7	20,676	3,928
SC3	43,155	14,722
SGC	12,026	5,701
SDC	313,122	227,059
112	948,980	21,730
113	106,639	15,972
116	221	957
SLC	20,174	4,526
SCB	83,939	9,912
SPC	6,549	2,748
114	256,941	15,566
SC5	26,340	6,866
LCG	9,214	153
SC2	3,276	2,913
SC1	1,349,176	618,193
TBC	80,479	30,485
FTI	12,449	35,103
FTG	1,542	1,659
MTC	8,889	2,182
VLC	9,741	303
VGI	171	183
VKM	291	932

6. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2011 were as follows:

	Units Issued	Units Redeemed	Net (Decrease) Increase
AL4	152	$(252)	$(100)
AN3	522	(2,340)	(1,818)
308	1,446	(26)	1,420
304	1,127	(43)	1,084
306	314	-	314
302	3,665	(66)	3,599

	Units Issued	Units Redeemed	Net Increase (Decrease)
305	1,669	$(25)	$1,644
300	677	(12)	665
9XX	6,556	(144)	6,412
MBI	591	(84)	507
MBO	732	(92)	640
MCC	1,495	(87)	1,408
DGO	15	(45)	(30)
DMC	520	(2,697)	(2,177)
SCV	182	(126)	56
SSC	52	(745)	(693)
FVB	2,177	(133)	2,044
FL1	5,637	(111)	5,526
FL6	1,518	(2,419)	(901)
FL8	215	(195)	20
FIS	40,506	(3,013)	37,493
FL4	1,118	(5,015)	(3,897)
FVM	8,388	(262)	8,126
FL5	276	(1,106)	(830)
FL7	4,365	(14,363)	(9,998)
SGI	3,956	(158)	3,798
ISC	1,202	(21)	1,181
FMS	626	(73)	553
FVS	565	(8)	557
SIC	9,723	(184)	9,539
MCA	434	(50)	384
GS8	-	-	-
GS3	489	(286)	203
AI4	7,986	(143)	7,843
VKU	-	(135)	(135)
MIT	20	(10)	10
EM1	4,607	(159)	4,448
GSS	740	(4,740)	(4,000)
HYS	790	(2,085)	(1,295)
IG1	381	(49)	332
MIS	-	(692)	(692)
RI1	1,886	(48)	1,838
MFJ	2,509	(57)	2,452
UTS	25	(22)	3
MFE	214	(4)	210
MV1	5,362	(163)	5,199
NWD	135	(31)	104
TRS	-	(50)	(50)
MVS	1,276	(4,390)	(3,114)
OCA	-	(159)	(159)
OCF	46	(54)	(8)
OGG	3,745	(66)	3,679
SBJ	3,237	(125)	3,112
PCR	8,946	(163)	8,783
PMB	10,121	(2,963)	7,158
PRR	530	(1,143)	(613)
6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

PTR	4,532	(1,306)	3,226

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
SBB	1,647	$(44)	$1,603
115	7,848	(227)	7,621
117	244	(149)	95
SC7	1,687	(312)	1,375
SC3	4,717	(1,562)	3,155
SGC	389	(204)	185
SDC	28,774	(21,172)	7,602
112	68,051	(1,765)	66,286
113	3,806	(1,152)	2,654
116	14	(69)	(55)
SLC	1,132	(230)	902
SCB	7,323	(604)	6,719
SPC	280	(197)	83
114	19,769	(994)	18,775
SC5	2,259	(619)	1,640
LCG	740	(14)	726
SC2	139	(236)	(97)
SC1	134,189	(61,825)	72,364
TBC	4,835	(1,548)	3,287
FTI	499	(1,683)	(1,184)
FTG	81	(95)	(14)
MTC	815	(89)	726
VLC	833	(31)	802
VGI	13	(15)	(2)
VKM	14	(45)	(31)

The changes in units outstanding for the year ended December 31, 2010 were as follows:

	Units Issued	Units Redeemed	Net (Decrease) Increase
AL4	35	(218)	(183)
AN3	639	(592)	47
9XX	108	(214)	(106)
MCC	246	(8)	238
DGO	12	(58)	(46)
DMC	86	(88)	(2)
SCV	64	(179)	(115)
SSC	231	(222)	9
FL6	2,031	(732)	1,299
FL8	22	(245)	(223)
FIS	16,047	(368)	15,679
FL4	1,342	(1,331)	11
FVM	134	(5)	129
FL5	171	(362)	(191)
FL7	3,476	(1,746)	1,730
SGI	96	(18)	78
FMS	224	(7)	217
FTI	591	(443)	148
FTG	455	(29)	426
GS8	-	(1)	(1)

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
GS3	412	(332)	80
AI4	333	(180)	153
VKU	-	(24)	(24)
VGI	22	(12)	10
MBO	255	(8)	247
MCA	130	(4)	126
MBI	217	(7)	210
MTC	158	(5)	153
MIT	13	(10)	3
EM1	-	(12)	(12)
GSS	790	(381)	409
HYS	661	(496)	165
IG1	153	(5)	148
MIS	-	(38)	(38)
NWD	13	(15)	(2)
RI1	-	(15)	(15)
TRS	37	(171)	(134)
UTS	33	(24)	9
MVS	1,424	(679)	745
MV1	219	(7)	212
VKM	122	(6)	116
OCF	32	(54)	(22)
OCA	-	(30)	(30)
PMB	357	(301)	56
PRR	678	(276)	402
PTR	628	(448)	180
115	939	(40)	899
SCB	716	(294)	422
117	122	(18)	104
SC7	160	(99)	61
SGC	460	(314)	146
SDC	1,895	(1,215)	680
113	36,375	(995)	35,380
116	-	(18)	(18)
SLC	571	(256)	315
SPC	376	(128)	248
114	1,884	(94)	1,790
SC5	215	(302)	(87)
SC3	294	(223)	71
SC2	1	(134)	(133)
SC1	2,794	(10,538)	(7,744)
TBC	999	(981)	18

7. FAIR VALUE MEASUREMENTS

The following section applies the FASB ASC Topic 820 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. Topic 820 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with Topic 820, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2011, the inputs used to price the Funds are observable and represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2011. As of December 31, 2011, the Level 1 assets held by the Sub-Accounts was $6.7 million. There were no transfers between Level 1 and Level 2 during the period.

8. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratio and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
AL4
2011	3,219		$13.8697		$44,642	0.32%		(8.27)%
2010	3,319		15.1209		50,192	-		19.38
2009	3,502		12.6660		44,358	-		51.70
2008	3,799		8.3491		31,719	0.16		(58.36)
2007	3,826		20.0484		76,702	-		31.55
AN3
2011	3,785		11.2967		42,756	1.14		6.07
2010	5,603		10.6502		59,678	-		12.80
2009	5,556		9.4418		52,460	3.62		20.35
2008	5,091		7.8453		39,942	1.68		(40.69)
2007	4,624		13.2284		61,174	1.17		4.82
308
2011	1,420		12.3172		17,494	2.20		(1.86)
304
2011	1,084		12.8566		13,924	1.70		(9.60)
306
2011	314		12.5960		3,956	0.05		(20.04)
302
2011	3,599		12.3829		44,551	2.05		(2.71)
305
2011	1,644		14.2296		23,395	9.01		1.64
300
2011	665		11.7810		7,833	2.25		(14.82)
9XX
2011	6,535		12.4907		81,625	3.48	(8.02)	to	(3.64)
2010	123		12.9626		1,590	0.64		9.76
2009	229		11.8099		2,705	1.39		18.10
MBI
2011	717		6.7754		4,856	4.00		(13.56)
2010	210		7.8383		1,648	3.80		(21.62)
MBO
2011	887		8.5728		7,604	0.42		(4.11)
2010	247		8.9405		2,207	0.85		(10.60)
MCC
2011	1,646	7.1351	to	9.6073	13,788	-	(13.63)	to	(12.11)
2010	238		8.1186		1,929	-		(18.81)
DGO
2011	915		21.2807		19,464	0.96		8.13
2010	945		19.6807		18,595	-		36.32
2009	991		14.4372		14,311	-		45.41
2008	1,008		9.9289		10,008	-		(40.55)
2007	1,046		16.7006		17,476	-		(1.88)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
DMC
2011	3,969		$14.8685		$59,012	0.58%		0.39%
2010	6,146		14.8101		91,021	0.96		27.10
2009	6,148		11.6526		71,643	1.41		35.51
2008	5,695		8.5992		48,969	0.92		(40.42)
2007	4,910		14.4327		70,861	0.39		1.50
SCV
2011	1,837		17.2961		31,770	1.09		(6.08)
2010	1,781		18.4156		32,805	1.29		23.07
2009	1,896		14.9638		28,377	1.92		29.70
2008	1,975		11.5368		22,782	1.83		(33.42)
2007	2,318		17.3273		40,169	0.96		3.08
SSC
2011	884		21.6633		19,144	0.64		(4.58)
2010	1,577		22.7021		35,790	0.63		26.11
2009	1,568		18.0024		28,226	1.50		26.27
2008	1,466		14.2570		20,896	1.27		(34.33)
2007	1,287		21.7084		27,944	0.58		(2.17)
FVB
2011	2,045		13.8888		28,406	1.95	(8.64)	to	(4.64)
FL1
2011	5,526		11.3333		62,633	1.15		(3.89)
FL6
2011	8,777		16.9527		148,798	0.99		(2.64)
2010	9,678		17.4119		168,517	1.28		17.11
2009	8,379		14.8682		124,581	1.91		35.66
2008	4,019		10.9595		44,044	1.70		(42.61)
2007	1,813		19.0976		34,619	0.88		17.52
FL8
2011	3,338		9.6898		32,358	0.26		0.14
2010	3,318		9.6762		32,118	0.18		24.06
2009	3,541		7.7999		27,626	0.34		28.15
2008	3,900		6.0866		23,739	0.73		(47.23)
2007	4,067		11.5349		46,916	0.61		26.90
FIS
2011	53,202	9.0508	to	11.2598	594,593	2.98		1.78
2010	15,709		11.0624		172,719	9.76	10.62	to	14.73
2009	30		7.7507		236	3.35		(22.49)
FL4
2011	8,056		11.5253		92,839	1.48		1.93
2010	11,953		11.3072		135,146	1.95		14.91
2009	11,942		9.8400		117,511	2.59		26.48
2008	11,255		7.7796		87,563	2.40		(37.07)
2007	9,366		12.3616		115,773	3.45		5.38

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
FVM
2011	8,255	$9.3822	to	$11.8317	$95,329	0.04%	(11.57)%	to	(10.85)%
2010	129		10.5243		1,363	0.08		5.24
FL5
2011	4,218		12.4248		52,515	0.03		0.03
2010	5,048		12.4214		62,808	0.08		0.14
2009	5,239		12.4036		64,898	0.66		0.62
2008	12,128		12.3273		149,511	2.90		2.92
2007	14,269		11.9776		170,883	4.95		5.07
FL7
2011	13,805		11.4445		157,998	1.41		(17.23)
2010	23,803		13.8263		329,105	1.49		12.99
2009	22,073		12.2366		270,103	2.89		26.44
2008	12,058		9.6779		116,696	3.63		(43.86)
2007	8,081		17.2402		139,315	3.16		17.20
SGI
2011	3,948	10.6137	to	12.4126	48,462	3.33		(6.29)
2010	150	11.3266	to	13.2464	1,813	2.25	13.27	to	32.46
2009	72		11.1157		798	0.58		11.16
ISC
2011	1,181		12.7887		15,103	5.52		1.90
FMS
2011	770	8.4999	to	10.4869	7,121	2.72	(1.90)	to	(1.04)
2010	217		8.5894		1,862	1.81		(14.11)
FVS
2011	557	10.3374	to	11.1874	6,074	0.32	(5.33)	to	(1.39)
SIC
2011	9,539	12.6286	to	12.8719	122,657	4.96	(2.15)	to	2.33
MCA
2011	510		10.3568		5,280	-		(7.22)
2010	126		11.1630		1,406	0.28		11.63
GS8
2011	3		15.9853		44	-		(6.38)
2010	3		17.0738		55	-		25.00
2009	4		13.6591		53	2.10		33.15
2008	5		10.2582		50	0.79		(37.05)
2007	8		16.2960		128	0.65		3.20
GS3
2011	4,965		10.7884		53,566	1.82		4.05
2010	4,762		10.3689		49,374	1.55		12.84
2009	4,682		9.1889		43,024	2.20		21.15
2008	4,423		7.5850		33,548	1.66		(37.00)
2007	4,140		12.0395		49,846	1.13		(1.64)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
AI4
2011	10,303	$8.1125	to	$16.8620	$173,475	1.27%		(6.74)%
2010	2,460	8.6989	to	18.0808	44,395	2.41		12.86
2009	2,307	7.7075	to	16.0202	36,767	1.66	(22.92)	to	35.24
2008	2,076		11.8456		24,593	0.55		(40.38)
2007	2,099		19.8683		41,700	0.84		14.71
VKU
2011	-	-	to	-	-	1.82		-
2010	135		12.6413		1,713	2.00		26.41
2009	159		11.3333		1,804	3.07		13.33
MIT
2011	87		11.8804		1,031	1.93		1.97
2010	77		11.6506		898	1.84		16.46
2009	74		10.0037		742	2.43		25.26
2008	58		7.9865		460	1.55		(34.95)
2007	43		12.2773		528	1.27		5.93
EM1
2011	4,514		11.7017		52,830	0.06		(18.72)
2010	66		14.3974		950	0.57		43.97
2009	78		11.6610		901	-		16.61
GSS
2011	1,681		17.6963		29,758	3.65		7.40
2010	5,681		16.4771		93,604	3.50		4.75
2009	5,272		15.7297		82,933	3.05		4.49
2008	1,878		15.0533		28,269	5.29		8.55
2007	1,606		13.8681		22,270	4.72		7.17
HYS
2011	5,627		19.3827		109,071	7.87		4.13
2010	6,922		18.6131		128,835	8.94		15.53
2009	6,757		16.1108		108,868	8.10		50.36
2008	4,563		10.7151		48,888	9.00		(29.66)
2007	4,238		15.2339		64,570	7.24		1.90
IG1
2011	480		12.7724		6,128	1.21		(11.11)
2010	148		14.3691		2,125	-		43.69
MIS
2011	432		10.1545		4,387	0.64		0.79
2010	1,124		10.0744		11,329	0.30		13.15
2009	1,162		8.9034		10,348	0.84		40.14
2008	1,069		6.3533		6,791	-		(37.22)
2007	176		10.1192		1,776	-		(0.89)
RI1
2011	1,847	7.2374	to	9.7716	17,961	2.16	(11.91)	to	(11.06)
2010	9		8.1373		71	1.73		10.34
2009	24		7.3750		175	-		(26.25)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
MFJ
2011	2,452	$10.1647	to	$11.2830	$26,225	3.32%	(3.62)%	to	1.05%
UTS
2011	145		21.0293		3,035	3.59		7.12
2010	142		19.6313		2,784	3.44		13.90
2009	133		17.2354		2,293	3.93		33.37
2008	113		12.9227		1,458	1.38		(37.06)
2007	52		20.5326		1,064	0.82		28.57
MFE
2011	210		10.2515		2,150	3.88		(4.49)
MV1
2011	5,411	8.8757	to	10.5559	55,797	1.83	(1.29)	to	(0.29)
2010	212		8.9013		1,888	-		(10.99)
NWD
2011	167		13.0891		2,184	-		(10.37)
2010	63		10.0744		926	-		36.58
2009	65		8.9034		695	-		62.96
2008	24		6.3533		160	-		(39.57)
2007	14		10.1192		153	-		2.53
TRS
2011	864		15.0067		12,962	2.65		1.93
2010	914		14.7232		13,459	2.87		9.97
2009	1,048		13.3889		14,035	3.21		18.09
2008	768		11.3378		8,708	2.23		(21.55)
2007	375		14.4521		5,419	0.21		4.35
MVS
2011	5,992		14.6201		87,600	1.66		-
2010	9,106		14.6201		133,137	1.36		11.51
2009	8,361		13.1113		109,628	1.49		20.49
2008	5,107		10.8813		55,571	1.80		(32.64)
2007	3,883		16.1546		62,723	1.55		7.91
OCA
2011	-	-	to	-	-	0.13		-
2010	159		10.6593		1,696	-		6.59
2009	189		9.7663		1,832	-		(2.34)
OCF
2011	538		12.4528		6,696	0.35		(1.15)
2010	546		12.5976		6,873	0.17		9.42
2009	568		11.5134		6,534	0.30		44.52
2008	552		7.9668		4,394	0.16		(45.52)
2007	306		14.6226		4,477	0.03		14.15
OGG
2011	3,679		11.1508		41,011	-		(9.34)
SBJ
2011	3,112	10.0170	to	10.2312	31,511	0.81	(6.31)	to	(2.04)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
PCR
2011	8,783		$9.3854		$82,429	13.77%		(7.56)%
PMB
2011	13,354	13.4198	to	29.3634	266,743	5.35	6.08	to	6.33
2010	6,196		27.6151		171,113	4.91		12.17
2009	6,140		24.6192		151,078	6.02		30.59
2008	5,190		18.8526		97,850	6.50		(14.60)
2007	5,046		22.0744		111,348	5.88		5.82
PRR
2011	4,565		18.1368		82,805	2.13		11.68
2010	5,178		16.2401		84,102	1.44		8.11
2009	4,776		15.0218		71,700	3.28		18.39
2008	1,118		12.6880		14,182	3.51		(7.05)
2007	370		13.6509		5,046	4.65		10.62
PTR
2011	9,019		17.5060		158,164	2.49		3.61
2010	5,793		16.8958		98,143	2.41		8.12
2009	5,613		15.6274		87,549	5.21		14.07
2008	5,389		13.6996		73,832	4.47		4.80
2007	4,824		13.0720		63,031	4.81		8.75
SBB
2011	1,603		9.0862		14,567	-		(13.13)
115
2011	8,520		12.5230		106,731	2.33	11.91	to	11.92
2010	899		11.1892		10,102	0.62		11.89
117
2011	276		12.8379		3,542	0.60		(6.32)
2010	181		13.7041		2,479	-	21.62	to	37.04
2009	77		11.2676		866	0.56		12.68
SC7
2011	4,042	8.5814	to	12.6636	46,379	0.94	(4.64)	to	(3.77)
2010	2,667	8.9175	to	13.1597	34,182	0.48	(10.82)	to	12.92
2009	2,606		11.6536		30,369	0.43		29.39
2008	2,782		9.0064		25,058	0.80		(37.81)
2007	2,935		14.4812		42,506	0.59		4.26
SC3
2011	5,530	8.4865	to	21.2992	73,631	7.49	(8.71)	to	(7.59)
2010	2,375		23.0490		54,737	12.52		15.28
2009	2,304		19.9939		46,063	4.00		30.09
2008	2,141		15.3698		32,902	2.43		(44.73)
2007	2,120		27.8070		58,942	1.49		(13.13)
SGC
2011	3,938	10.2226	to	11.2240	40,271	1.12	1.08	to	2.47
2010	3,753		9.9760		37,438	-		22.13
2009	3,607		8.1685		29,467	1.24		(18.31)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
SDC
2011	26,290	$10.9423	to	$11.0902	$289,814	1.14%	(0.26)%	to	0.53%
2010	18,688	10.8851	to	11.0322	206,231	1.50		2.41
2009	18,008	10.6286	to	10.7722	193,973	1.93	3.78	to	6.29
112
2011	66,286		13.1478		871,515	1.37	(7.19)	to	(2.19)
113
2011	38,034		13.4267		510,686	1.82		(3.66)
2010	35,380		13.9373		493,110	2.56		39.37
116
2011	12		13.9664		165	-		(0.92)
2010	67		14.0954		945	-		26.08
2009	85		11.1801		952	-		11.80
SLC
2011	3,494	8.7955	to	10.5128	32,098	0.67	(7.47)	to	(6.15)
2010	2,592		9.3719		24,292	-		17.19
2009	2,277		7.9975		18,211	0.67		(20.03)
SCB
2011	10,025	11.4563	to	15.8657	131,445	0.50	(6.58)	to	(4.87)
2010	3,306		16.6783		55,139	0.34		24.46
2009	2,884		13.4002		38,642	0.07		36.77
2008	960		9.7980		9,402	0.24		(37.99)
2007	258		15.8003		4,084	-		(1.43)
SPC
2011	2,207	12.5553	to	13.2074	27,796	7.39		4.28
2010	2,124	12.0400	to	12.6652	25,626	7.45		12.71
2009	1,876	10.6827	to	11.2375	20,071	7.93	6.83	to	12.38
114
2011	20,600		12.5960		259,471	2.78	3.67	to	3.70
2010	1,825		12.1468		22,173	0.37	7.54	to	21.47
2009	35		11.2948		400	-		12.95
SC5
2011	4,694	10.8507	to	18.1586	71,759	0.06		(7.78)
2010	3,054	11.7667	to	19.6914	59,125	0.06		23.17
2009	3,141	9.5532	to	15.9871	49,235	0.03	(4.47)	to	30.07
2008	2,933		12.2907		36,051	0.17		(35.14)
2007	2,936		18.9491		55,645	1.38		15.40
LCG
2011	726		11.5858		8,403	0.31		(5.89)
SC2
2011	1,735		17.3528		30,103	3.64		7.07
2010	1,832	11.4587		16.2072	29,263	3.53		7.69
2009	1,965	10.6407	to	15.0502	29,092	4.56	6.41	to	21.05
2008	1,917		12.4335		23,832	5.66		(12.50)
2007	1,901		14.2092		27,008	5.14		3.79

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
					Net	Investment
		Unit Value			Assets	Income	Total Return
	Units	lowest to highest			Ratio	Ratio1	lowest to highest2
SC1
2011	72,364	$10.1007	to	$10.3602	$730,986	0.14%	0.06%	to	0.15%
2010	-3		10.0667		3	0.08		-
2009	7,744		10.0667		77,955	0.04		0.67
TBC
2011	9,717	14.6748	to	14.6748	142,601	-		1.52
2010	6,430		14.4558		92,949	-		16.39
2009	6,412		12.4201		79,639	-		42.18
2008	6,037		8.7353		52,735	0.11		(42.51)
2007	5,417		15.1935		82,297	0.52		12.71
FTI
2011	3,763		20.1009		75,635	1.77		(10.63)
2010	4,947		22.4927		111,267	1.87		8.41
2009	4,799		20.7486		99,566	3.05		37.04
2008	4,539		15.1403		68,719	2.37		(40.38)
2007	4,333		25.3936		110,022	1.97		15.48
FTG
2011	441		16.7091		7,375	1.41		(6.97)
2010	455		17.9619		8,180	2.48		7.39
2009	29		16.7253		479	2.99		31.10
2008	23		12.7573		294	1.68		(40.55)
MTC
2011	879		8.8642		7,789	-		(0.80)
2010	153		8.9358		1,368	0.37		(10.64)
VLC
2011	802		11.0178		8,833	1.30		(3.35)
VGI
2011	69		14.2200		981	1.23		(2.01)
2010	71		14.5115		1,036	0.12		12.51
2009	61		12.8977		787	4.35		24.37
2008	46		10.3707		480	1.64		(42.51)
2007	31		15.2588		479	0.99		2.82
VKM
2011	85		16.4916		1,398	0.30		(7.17)
2010	116		17.7663		2,066	-		77.66

8. FINANCIAL HIGHLIGHTS (CONTINUED)

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the total return for the year indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of units.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.

3 Amount less than one unit.

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

10. SUMMARY OF FUND CHANGES

There were no name changes related to sub-accounts held by the contract owners of the Variable Account during the current year.

There were no funds held by the contract owners of the Variable Account that were merged or closed within the past two years.

A summary of the commencement dates related to sub-accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account(s)	Commencement of Operations
SBB4, SBJ4	November 15, 2010
FL14, FVB4, FVS4, ISC4, LCG4, MFE4, MFJ4, OGG4, PCR4, SIC4, VLC4, 1124, 3004, 3024, 3044, 3054, 3064, 3084	April 30, 2010
SC1	April 27, 2009
SDC, SGC, SLC, SPC	February 23, 2009
FIS5, OCA5	November 3, 2008
EM15, 1145, 1165, 1175, 9XX5	October 6, 2008
FMS6, FVM6, IG16, MBI6, MBO6, MCA6, MCC6, MTC6, MV16, VKM6, 1136, 1156	September 1, 2008
RI15	March 10, 2008
VKU5	January 30, 2008
FTG	January 7, 2008
DGO, MIS	May 1, 2007
SGI5	March 5, 2007

4 First activity in Sub-Account 2011.
5 First activity in Sub-Account 2009.
6 First activity in Sub-Account 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit/Nominating Committee of the Board of Directors and Stockholder of
Sun Life Insurance and Annuity Company of New York
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Insurance and Annuity Company of New York and subsidiary (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2011.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York and subsidiary as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments as required by accounting guidance adopted in 2009.

/s/ Deloitte and Touche LLP

April 4, 2012

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the Years Ended December 31,

	2011	2010	2009
Revenues

Premiums and annuity considerations (Note 7)	$116,896	$119,495	$119,872
Net investment income (1) (Note 6)	115,412	118,138	233,216
Net (loss) income on embedded derivatives (Note 3)	(114,552)	12,685	22,698
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities (Note 5)	5,328	827	(2,815)
Other-than-temporary impairment losses (2) (Note 3)	-	(150)	(181)
Fee and other income (Note 7)	42,276	19,433	5,103

Total revenues	165,360	270,428	377,893

Benefits and Expenses

Interest credited (Note 7)	53,074	57,924	47,855
Policyowner benefits (Note 7)	67,733	77,590	78,231
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired	(32,634)	90,206	107,532
Other operating expenses (Note 7)	51,234	40,393	43,113

Total benefits and expenses	139,407	266,113	276,731

Income before income tax expense	25,953	4,315	101,162

Income tax expense (Note 9)	7,947	643	29,650

Net income	$18,006	$3,672	$71,512

(1)Net investment income includes an increase in market value of trading investments of $34.2 million, $34.0 million and $173.4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

 (2)There were no other-than-temporary impairment (“OTTI”) losses for the year ended December 31, 2011. The $0.2 million OTTI losses for both years ended December 31, 2010 and 2009 represents solely credit losses.  The Company incurred no non-credit OTTI losses during the years ended December 31, 2010 and 2009, as such, no non-credit OTTI losses were recognized in other comprehensive income for the years.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2011	December 31, 2010
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value (amortized cost of $223,993 and $243,452 in 2011 and 2010, respectively) (Note 3)	$239,776	$246,944
Trading fixed maturity securities, at fair value (amortized cost of $1,582,977 and $1,526,282 in 2011 and 2010, respectively) (Note 3)	1,646,846	1,555,834
Mortgage loans (Note 3)	153,987	176,518
Policy loans	1,116	1,217
Other invested assets	4,340	7,868
Short-term investments	1,000	18,994
Cash and cash equivalents	63,168	72,978

Total investments and cash	2,110,233	2,080,353

Accrued investment income	21,994	21,130
Deferred policy acquisition costs and sales inducement asset (Note 12)	168,544	110,791
Value of customer renewals acquired (Note 13)	3,417	4,439
Income and premium taxes receivable	405	4,507
Net deferred tax asset (Note 9)	7,391	12,057
Goodwill and other intangible asset	13,400	13,699
Receivable for investments sold	503	162
Reinsurance receivable	175,928	162,522
Other assets	21,597	22,456
Separate account assets	1,365,026	1,265,464

Total assets	$3,888,438	$3,697,580

LIABILITIES

Contractholder deposit funds and other policy liabilities	$1,620,152	$1,577,556
Future contract and policy benefits	133,924	116,946
Payable for investments purchased	40	104
Accrued expenses	8,594	6,246
Reinsurance payable	251,311	236,718
Other liabilities	55,279	66,118
Separate account liabilities	1,365,026	1,265,464

Total liabilities	3,434,326	3,269,152

Commitments and contingencies (Note 18)

STOCKHOLDER’S EQUITY

Common stock, $350 par value – 6,001 shares authorized;
6,001 shares issued and outstanding in 2011 and 2010	2,100	2,100
Additional paid-in capital	389,963	389,963
Accumulated other comprehensive income (Note 17)	9,655	1,977
Retained earnings	52,394	34,388

Total stockholder’s equity	454,112	428,428

Total liabilities and stockholder’s equity	$3,888,438	$3,697,580

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the Years Ended December 31,

	2011	2010	2009

Net income	$18,006	$3,672	$71,512
Other comprehensive income:
Change in unrealized holding gains on available-for-sale
securities, net of tax (1)	11,432	8,567	19,443
Reclassification adjustment for OTTI losses, net of tax (2)	141	265	-
Reclassification adjustments of net realized investment (gains)
losses into net income (3)	(3,895)	(3,816)	132
Other comprehensive income	7,678	5,016	19,575

Comprehensive income	$25,684	$8,688	$91,087

(1)	Net of tax expense of $6.2 million, $4.6 million and $10.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.
(2)	Represents an adjustment to OTTI losses due to the sale of other-than-temporarily impaired on available-for-sale fixed maturity securities.
(3)	Net of tax expense (benefit) of $2.1 million, $2.1 million and $(0.1) million for the years ended December 31, 2011, 2010 and 2009, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income(1)	(Accumulated Deficit) Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2008	$2,100	$389,963	$(20,008)	$(43,402)	$328,653

Cumulative effect of accounting change related to the adoption of FASB ASC Topic 320, net of tax (2)	-	-	(2,606)	2,606	-
Net income	-	-	-	71,512	71,512
Other comprehensive income	-	-	19,575	-	19,575

Balance at December 31, 2009	2,100	389,963	(3,039)	30,716	419,740

Net income	-	-	-	3,672	3,672
Other comprehensive income	-	-	5,016	-	5,016

Balance at December 31, 2010	$2,100	$389,963	$1,977	$34,388	$428,428

Net income	-	-	-	18,006	18,006
Other comprehensive income	-	-	7,678	-	7,678

Balance at December 31, 2011	$2,100	$389,963	$9,655	$52,394	$454,112

(1)	As of December 31, 2011, the total amount of after tax non-credit OTTI losses recorded in the Company’s accumulated other comprehensive income was $2.2 million.
(2)	Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 320, “Investments-Debt and Equity Securities.”

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2011	2010	2009
Cash Flows From Operating Activities:
Net income	$18,006	$3,672	$71,512
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Net amortization (accretion) of premiums on investments	7,170	4,787	(605)
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired	(32,634)	90,206	107,532
Depreciation and amortization	311	312	337
Net losses (gains) on embedded derivatives	114,552	(12,685)	(22,698)
Net realized investment (gains) losses and OTTI credit losses on available-for-sale securities	(5,328)	(677)	2,996
Increase in fair value of trading investments	(34,163)	(34,001)	(173,389)
Net realized (gains) losses on trading investments	(5,503)	(13,633)	9,867
Interest credited to contractholder deposits	53,074	57,924	47,855
Deferred federal income taxes	532	(8,928)	6,256
Changes in assets and liabilities:
Additions to deferred policy acquisitions costs, sales inducement asset, and value of business and customer renewals acquired	(18,963)	(17,796)	(45,645)
Accrued investment income	(864)	(4,079)	(1,825)
Net change in reinsurance receivable/payable	6,108	5,328	19,060
Future contract and policy benefits	16,978	17,691	5,280
Other, net	338	42,324	(153,878)

Net cash provided by (used in) operating activities	119,614	130,445	(127,345)

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	107,561	79,623	21,303
Trading fixed maturity securities	332,972	775,025	333,236
Mortgage loans	23,303	13,107	12,456
Real estate	2,313	1,000	-
Other invested assets	2,971	1,244	1,587
Purchases of:
Available-for-sale fixed maturity securities	(82,300)	(152,468)	(4,515)
Trading fixed maturity securities	(390,072)	(886,403)	(587,134)
Mortgage loans	(3,750)	(34,190)	(4,875)
Other invested assets	(975)	(1,200)	-
Net change in other investments	-	-	(4,922)
Net change in policy loans	101	(947)	(114)
Net change in short-term investments	17,994	39,997	56,978

Net cash provided by (used in) investing activities	$10,118	$(165,212)	$(176,000)

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
(in thousands)
For the Years Ended December 31,

	2011	2010	2009

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$114,792	$173,714	$473,137
Withdrawals from contractholder deposit funds	(244,743)	(248,878)	(252,351)
Other, net	(9,591)	7,587	(4,108)

Net cash (used in) provided by financing activities	(139,542)	(67,577)	216,678

Net change in cash and cash equivalents	(9,810)	(102,344)	(86,667)

Cash and cash equivalents, beginning of year	72,978	175,322	261,989

Cash and cash equivalents, end of year	$63,168	$72,978	$175,322

Supplemental Cash Flow Information
Income taxes paid (refunded)	$4,940	$(4,844)	$14,360

Supplemental schedule of non-cash investing and financing activities

The Company exchanged $37.0 million of fixed maturity securities during the year ended December 31, 2011.  Mortgage foreclosures resulted in a reclassification of $2.3 million from mortgage loans to real estate during the year ended December 31, 2011.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

general

Sun Life Insurance and Annuity Company of New York (the “Company”) is a stock life insurance company incorporated under the laws the State of New York.  The Company is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) (“Sun Life U.S.”).  Sun Life U.S. is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is wholly-owned by Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  Accordingly, the Company is an indirect wholly-owned subsidiary of SLF.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

The Company’s business includes a variety of wealth accumulation products and protection products including individual and group fixed and variable annuities, individual and group life insurance, group disability, group dental and group stop loss insurance in the State of New York.  The Company reinsures certain risks related to some of these products to both affiliated and non-affiliated reinsurers.  The Company also assumes certain risks for certain group insurance contracts from an affiliate.

On December 12, 2011, SLF announced the completion of a major strategic review of its businesses.  As a result of this strategic review, SLF announced that it would close its domestic U.S. variable annuity and individual life products to new sales effective December 30, 2011.  The decision to discontinue sales in these lines of business is based on unfavorable product economics which, due to ongoing shifts in capital markets and regulatory requirements, no longer enhance shareholder value.  This decision reflects SLF’s intensified focus on reducing volatility and improving the return on shareholders’ equity by shifting capital to businesses with superior growth, risk and return characteristics.

Existing legal, business and contractual requirements call for the Company to, among other things, continue accepting limited applications for certain private placement variable annuities until mid-2012.  Subject to these and other existing obligations, the Company has ceased writing all other annuities and all individual life new business effective December 31, 2011.  The Company will continue to offer group life, group disability, group dental and group stop loss insurance.

The decision to stop selling variable annuity and individual life products in the U.S. will not impact existing customers and their policies.  The Company will continue to provide quality service to its policyholders, while focusing on the profitability, capital efficiency and risk management of its in-force business. The Company will continue to earn revenue and provide policy holder benefits on its in-force business.

Of the one-time restructuring costs on a pre-tax basis associated with the discontinuation of these products lines in the U.S., $1.1 million was allocated to the Company.  The restructuring costs related primarily to employee severance and other employee benefits which are expected to be paid in the form of future cash expenditures.

basis of presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The Company's fixed and variable annuity contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  These contracts had obligated the Company to file annual, quarterly, and current reports with the U.S. Securities and Exchange Commission (“SEC”) on Form 10-K, Form 10-Q, and Form 8-K.  Effective September 27, 2007, Sun Life U.S. provided a full and unconditional guarantee (the “guarantee”) of the Company's obligation related to its contracts’ fixed investment option period for policies currently in-force or sold on or after that date.  The guarantee relieved the Company of its obligation to file annual, quarterly, and current reports with the SEC.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2011, 2010 and 2009
(in thousands)

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

basis of presentation (continued)

The consolidated financial statements include the accounts of the Company and its subsidiary.  As of December 31, 2011, the Company directly owned SLNY Private Placement Investment Company I, LLC, which is an unregistered variable investment trust supporting the Company’s private placement variable universal life and variable annuity business activities.  This trust remains inactive as of December 31, 2011.

Accordingly, no transactions and balances between the Company and its subsidiary were required to be eliminated in the preparation of these consolidated financial statements.

use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), including sales inducement asset (“SIA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, unearned revenue reserves, accruals, other-than-temporary impairments of investments, allowance for loan losses and valuation allowance on deferred tax assets and provision for income taxes.  Actual results could differ from those estimates.

financial instruments

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, fixed maturity securities, equity securities, mortgage loans and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

cash, cash equivalents and short-term investments

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

investments

Fixed Maturity Securities

The Company accounts for its investments in accordance with FASB ASC Topic 320.  At the time of purchase, fixed maturity securities are classified as either trading or available-for-sale.  Securities, which the Company has elected to measure at fair value under FASB ASC Topic 825, “Financial Instruments,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the trading criterion are classified as available-for-sale.  Included with fixed maturity securities are forward purchase commitments on mortgage-backed securities, better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities that are not considered other-than-temporarily impaired are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

investments (CONTINUED)

Fixed Maturity Securities (continued)

The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as asset-backed securities (“ABS”) including collateralized debt obligations, residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are priced using a fair value model or independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are determined using a discounted cash flow model which includes estimates that take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  In addition, on a quarterly basis, the Company performs quantitative and qualitative analysis that includes back testing of recent trades, review of key assumptions such as spreads, duration, and credit rating, and on-going review of third-party pricing services’ methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its own testing.

Refer to Note 4 of the Company’s consolidated financial statements for further discussion of the Company’s fair value measurements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

investments (continued)

Fixed Maturity Securities (continued)

As required by FASB ASC Topic 320, the Company recognizes an OTTI loss and records a charge to earnings for the full amount of the impairment based on the difference between the amortized cost and fair value of the security, if the Company intends to sell, or if it is more likely than not that it will be required to sell, the impaired security prior to recovery of its cost basis.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

Structured securities, typically those rated single A or below, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than the carrying amount and there has been an adverse change in the expected cash flows, then an impairment charge, based on the difference between amortized cost and the present value of the expected cash flows discounted at the current effective rate, is recorded to income.

Refer to Note 3 of the Company’s consolidated financial statements for further discussion of the Company’s recognition and disclosure of OTTI loss.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  The Company’s net investment income would have increased by $0.6 million for the year ended December 31, 2010, if these holdings were performing.  At December 31, 2010, the fair market value of holdings for issuers in default was $5.4 million.  The Company had no issuers that were in default on their holdings at December 31, 2011.

Mortgage loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loan’s trade date, which is the date that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s statement of operations using the effective interest method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount. The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

investments (continued)

Mortgage loans (continued)

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method.  Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses and write-off of specific mortgages are recorded as net realized gain or loss in the Company’s statements of operations.  Once the conditions causing impairment improve and future payments are reasonably assured, allowances are reduced and the mortgages are no longer classified as impaired.  However, the mortgage loan continues to be classified as impaired if the original terms of the contract have been restructured, resulting in the Company providing an economic concession to the borrower.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through allowances for losses at the time of disposition or foreclosure.

Policy loans

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Realized gains and losses

Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined using the average cost method.  Changes in the provision for estimated losses on mortgage loans are included in net realized investment gains and losses.

Investment income

Interest income is recorded on the accrual basis.  Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages assets related to certain funds-withheld reinsurance agreements.  These assets, primarily comprised of trading fixed maturity securities, policy loans, equity securities and mortgage loans, are accounted for consistent with the policies described above.  Investment income on assets within funds-withheld reinsurance portfolios is included as a component of net investment income in the Company’s consolidated statements of operations.

Refer to Note 6 of the Company’s consolidated financial statements for further discussion of the Company’s net investment income.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

deferred policy acquisition costs and sales inducement asset

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to deposit-type contracts, primarily deferred annuity and universal life policies are deferred and amortized with interest based on the proportion of actual gross profits to the present value of all estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

SIA represents amounts that are credited to policyholder account balances related to the enhanced or bonus crediting rates that the Company offers on certain of its annuity products.  The costs associated with offering the enhanced or bonus crediting rates are capitalized and amortized over the expected life of the related contracts in proportion to the estimated gross profits.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process and are updated on a more frequent basis if required.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  Assumptions affecting the computation of estimated future gross profits include, but are not limited to, recent investment and policyholder experience, expectations of future performance and policyholder behavior, changes in interest rates, capital market growth rates, and account maintenance expense.

DAC amortization is reviewed regularly and adjusted retrospectively through the current period operations when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from deposit-type contracts, including realized and unrealized gains and losses from investments.  The Company also tests its DAC asset and SIA for loss recognition on a quarterly basis.  The test is performed by comparing the GAAP liability, net of DAC and SIA, to the present value of future expected gross profits or gross premium reserves.  The Company’s DAC asset and SIA at December 31, 2010 failed the loss recognition test for certain annuity products and the Company, therefore, wrote down DAC asset and the SIA by $22.0 million during the year ended December 31, 2010.  The Company did not record any adjustment to the DAC asset and SIA for loss recognition during the year ended December 31, 2011.  Refer to Note 12 of the Company’s consolidated financial statements for the Company’s DAC and SIA roll-forward.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009, the Company reached the cap for its DAC asset and SIA related to certain fixed annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.  At December 31, 2010, the Company’s SIA related to certain fixed annuities remained at historical accumulated deferral with interest.  However, the Company’s DAC asset related to certain fixed annuities was below the cap and regular amortization was recorded during the year.  At December 31, 2011, the Company’s DAC asset and SIA were below the cap and regular amortization was recorded during the year.

Although recovery of DAC asset and SIA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC asset and SIA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

value of customer renewals acquired

VOCRA represents a portion of the assets that were transferred to the Company (the “SLHIC asset transfer”) based on a series of agreements between the Company and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate.  VOCRA is the actuarially determined present value of projected future profits arising from the existing in-force business at May 31, 2007 to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.  The Company tests its VOCRA asset for impairment on an annual basis.  During the year ended December 31, 2009, the Company determined that its VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  Refer to Note 13 of the Company’s consolidated financial statements for the Company’s VOCRA roll-forward.

Although recovery of VOCRA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOCRA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

goodwill, intangible asset and other assets

The Company’s goodwill and other intangible asset were acquired as part of the SLHIC asset transfer.  Goodwill is allocated to the Company’s Group Protection segment.  In accordance with FASB ASC Topic 350, “Intangibles – Goodwill and Other,” the Company’s goodwill and other intangible asset are tested for impairment on an annual basis.  The Company completed the required impairment tests during the fourth quarter of 2011 and concluded that the assets were not impaired.

The Company’s intangible asset represents the value of distribution acquired from the SLHIC asset transfer.  The value of distribution acquired was calculated as the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution contract.  This intangible asset is being amortized on a straight-line basis over 25 years, representing the period for which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

The value of distribution acquired has a gross carrying amount of $7.5 million and a net amortized balance of $6.1 million and $6.4 million at December 31, 2011 and 2010, respectively.  This intangible asset is allocated to the Group Protection segment.  The Company completed the required impairment test of its intangible asset during 2011 and concluded that this asset was not impaired.

The Company’s other assets are comprised primarily of receivables from affiliates and outstanding premiums.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

policy liabilities and accruals

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events, as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of in-force policies.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using best-estimate interest and decrement assumptions.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  The Company did not record any adjustment to reserves related to loss recognition for the years ended December 31, 2011 and 2010.

Reserves for GMDB are calculated according to the methodology prescribed by the American Institute of Certified Public Accountants (“AICPA”) which is included in FASB ASC Topic 944, “Financial Services – Insurance,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries.  For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group reported claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue and expenses

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy, and surrender charges.  Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees for investment advisory services are recognized as revenues when the services are provided.

income taxes

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with FASB ASC Topic 740, “Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.  Refer to Note 9 of the Company’s consolidated financial statements for further discussion of the Company’s income taxes.

separate accounts

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for the following:

➢	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

➢
The activity related to the GMDB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”), which is reflected in the Company’s consolidated financial statements.

➢
The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the separate account assets held in connection with variable annuity contracts.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting pronouncements

New and Adopted Accounting Pronouncements

In April 2011, the FASB issued Accounting Standard Update (“ASU”) 2011-02, “Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring,” which clarifies when a loan modification or restructuring is considered a troubled debt restructuring (“TDR”).  In evaluating whether a restructuring constitutes a TDR, a creditor must use judgment to determine whether the following exist:

1.	The borrower is experiencing financial difficulties, and
2.	The lender has granted a concession to the borrower.

ASU 2011-02 amends FASB ASC Topic 310, “Receivables,” to include financial difficulty indicators (such as debtor default, debtor bankruptcy, or concerns about the future as a going concern) that the lender should consider in determining whether a borrower is experiencing financial difficulties.  The amendments also clarify that a borrower could be experiencing financial difficulties even though the borrower is not currently in payment default, but default is probable in the foreseeable future.

ASU 2011-02 provides guidance on whether the lender has granted a concession to the borrower and notes that:

•
A borrower’s inability to access funds at a market rate for a new loan with similar risk characteristics as the modified loan indicates that the modification was executed at a below-market rate and therefore may indicate that a concession was granted.

•
A temporary or permanent increase in the contractual interest rate as a result of restructuring does not preclude the restructuring from being considered a concession because the rate may still be below market.

•	A restructuring that results in an insignificant delay in contractual cash flow is not considered to be a concession.

The amendments in ASU 2011-02 were effective for the first interim or annual period beginning on or after June 15, 2011 and must be applied retrospectively to modifications occurring on or after the beginning of the annual period of adoption.  The Company adopted ASU 2011-2 on July 1, 2011 and the TDR disclosure requirements are included in Note 3 of the Company’s consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29, “Business Combinations (Topic 805):  Disclosure of Supplementary Pro Forma Information for Business Combinations (a consensus of the FASB Emerging Issues Task Force).”  ASU 2010-29 provides guidance to clarify the acquisition date that should be used for reporting pro forma financial information disclosures when comparative financial statements are presented.  ASU 2010-29 requires a public entity that presents comparative financial statements to disclose revenue and earnings of the combined entity as if the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period.  The amendments in ASU 2010-29 also require the supplemental proforma disclosure to include a description of the nature and amount of material, nonrecurring pro forma adjustments that are directly related to the business combination. The Company adopted ASU 2010-29 on January 1, 2011 and will apply this guidance to future business combinations.

In December 2010, the FASB issued ASU 2010-28 “Intangibles–Goodwill and Other (Topic 350):  When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts (a consensus of the FASB Emerging Issues Task Force).”  The amendments in ASU 2010-28 require reporting units with zero or negative carrying amounts to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists and to consider adverse qualitative factors when performing the impairment test.  The Company adopted ASU 2010-28 on January 1, 2011, and the adoption did not have a significant impact on the Company’s consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting pronouncements (continued)

New and Adopted Accounting Pronouncements (continued)

In July 2010, the FASB issued ASU 2010-20, “Receivables (Topic 310):  Disclosure about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB ASC Topic 310, “Receivables,” to enhance disclosures and to provide financial statement users with greater transparency about an entity’s allowance for credit losses and the credit quality of its financing receivables.  The amendments in ASU 2010-20 require an entity to provide a greater level of disaggregated information about the credit quality of the entity’s financing receivables and allowance for credit losses.  ASU 2010-20 also requires an entity to disclose credit quality indicators, the aging of past due information and the modification of its financing receivables.  The amendments in ASU 2010-20 that relate to disclosures as of the end of a reporting period were effective for interim and annual reporting periods ending on or after December 15, 2010.  However, the disclosure relating to activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. Comparative disclosures are required for reporting periods ending after initial adoption.  The Company adopted ASU 2010-20 on December 31, 2010.  The enhanced disclosures required by ASU 2010-20 are included in Note 4 of the Company’s consolidated financial statements.

In April 2010, the FASB issued ASU 2010-18, “Receivables (Topic 310):  Effect of a Loan Modification When the Loan Is Part of a Pool That Is Accounted for as a Single Asset–a consensus of the FASB Emerging Issues Task Force,” which amends FASB ASC Topic 310.  The amendments in ASU 2010-18 were made to eliminate diversity in practice in accounting for loans that undergo troubled debt restructuring for those loans that have been included in a pool of loans.  Under ASU 2010-18, debt modifications that were made for distressed loans included in a pool of loans do not trigger the criteria needed to allow for such loans to be accounted for separately outside of the pool.  Upon initial adoption, an entity may make a one-time election to terminate accounting for loans as a pool.  The election may be made on a pool-by-pool basis and does not prevent the entity from using pool accounting for loans that will be acquired in the future.  The amendments in ASU 2010-18 are effective for the first fiscal quarter ending on or after July 15, 2010.  Early adoption was permitted.  The Company adopted ASU 2010-18 on September 30, 2010, and such adoption did not have a material impact on the Company’s consolidated financial statements.

In April 2010, the FASB issued ASU 2010-15, “Financial Services–Insurance (Topic 944):  How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments–a consensus of the FASB Emerging Issues Task Force,” to provide guidance regarding accounting for investment funds determined to be  variable interest entities (“VIEs”).  Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts.  In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its controlling interest in a VIE, unless the separate account contract holder is a related party.  The guidance is effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years, beginning after December 15, 2010.  The Company adopted ASU 2010-15 on January 1, 2011, and such adoption did not have a significant impact on the Company’s consolidated financial statements.

In March 2010, the FASB issued ASU 2010-11, “Derivatives and Hedging (Topic 815):  Scope Exception Related to Embedded Credit Derivatives,” which provides amendments to FASB ASC Topic 815, “Derivatives and Hedging,” to clarify the embedded credit derivative scope exception included therein.  The amendments address how to determine which embedded credit derivative features are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting under ASC Topic 815.  Under ASU 2010-11, only the embedded credit derivative feature created by subordination between financial instruments is not subject to the bifurcation requirements of ASC Topic 815.  However, other embedded credit derivative features would be subject to analysis for potential bifurcation even if their effects are allocated to interests in tranches of securitized financial instruments in accordance with those subordination provisions.  The following circumstances would not qualify for the scope exception and are subject to the application of ASC Topic 815 requiring the embedded derivatives to be analyzed for potential bifurcation:

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting pronouncements (continued)

New and Adopted Accounting Pronouncements (continued)

➢	An embedded derivative feature relating to another type of risk (including another type of credit risk) is present in the securitized financial instrument.
➢
The holder of an interest in a tranche of securitized financial instruments is exposed to the possibility of being required to make potential future payments because the possibility of those future payments is not created by subordination.

➢	The holder owns an interest in a single-tranche securitization vehicle; therefore, the subordination of one tranche to another is not relevant.

The amendments in ASU 2010-11 are effective for the first fiscal quarter beginning after June 15, 2010.  Early adoption was permitted.  The Company adopted ASU 2010-11 on July 1, 2010, and such adoption did not have a material impact on the Company’s consolidated financial statements.

In February 2010, the FASB issued ASU No. 2010-09 “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for SEC filers to disclose the date through which subsequent events have been evaluated.  ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2011 have been evaluated by the Company’s management in accordance with ASU No. 2010-09.

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurement and Disclosures (Topic 820) - Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in order to provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Company adopted ASU 2010-06 on January 1, 2010.  The enhanced disclosures required by ASU 2010-06 for the periods beginning after December 31, 2009 are included in Note 4 of the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 860, “Transfers and Servicing,” which were issued in June 2009.  These provisions amend and expand disclosures about the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets.  FASB ASC Topic 860 amends previously issued derecognition accounting and disclosure guidance and eliminates the exemption from consolidation for qualifying special purpose entities (“QSPEs”); it also requires a transfer to evaluate all existing QSPEs to determine whether they must be consolidated in accordance with the provisions of FASB ASC Topic 860.  This guidance is effective for financial asset transfers occurring in fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 810, “Consolidation,” which were issued in June 2009.  This guidance amends previously issued consolidation guidance which affects all entities currently within the scope of FASB ASC Topic 810, including QSPEs, as the concept of these entities was eliminated by FASB ASC Topic 860.  This guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting pronouncements (continued)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 320, which were issued in April 2009.  This guidance amends the guidance for OTTI of debt securities and changes the presentation of OTTI in the financial statements.   If the Company intends to sell, or if it is more likely than not that it will be required to sell, an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of impairment must be charged to earnings.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss (“credit loss”) and the portion of loss which is due to other factors (“non-credit loss”).  The credit loss portion is charged to earnings, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.  This guidance also expands and increases the frequency of existing disclosures about OTTI of debt and equity securities.  The Company adopted the above-noted aspects of FASB ASC Topic 320 on April 1, 2009.  Upon adoption, a cumulative effect adjustment, net of taxes, of $2.6 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.  The enhanced disclosures required by FASB ASC Topic 320 are included in Note 3 of the Company’s consolidated financial statements.

Accounting Standards Not Yet Adopted

In December 2011, the FASB issued ASU 2011-12, “Comprehensive Income (Topic 220):  Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05,” which allows for the deferral of certain presentation requirements about reclassifications of items out of accumulated other income originally included in ASU 2011-05, “Comprehensive Income (Topic 220):  Presentation of Comprehensive Income.”  The amendments are being made to allow FASB time to reconsider it requirements of entities to present on the face of their financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented.  The amendments are effective at the same time as the amendments in ASU 2011-05 so that entities will not be required to comply with the presentation requirements in ASU 2011-05 that ASU 2011-12 is deferring.  All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements.  The amendments in ASU 2011-12 are effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company will adopt ASU 2011-12 on March 31, 2012 and does not expect its requirements to significantly impact the Company’s consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

accounting pronouncements (continued)

Accounting Standards Not Yet Adopted (Continued)

In December 2011, the FASB issued ASU 2011-11, “Balance Sheet (Topic 210):  Disclosures about Offsetting Assets and Liabilities,” which requires an entity to disclose information about offsetting assets and liabilities and related arrangements included in its financial statements.  Offsetting (netting) assets and liabilities is an important aspect of presentation in financial statements.  The differences in the offsetting requirements in GAAP and International Financial Reporting Standards (“IFRS”) account for a significant difference in the amounts presented in statements of financial position prepared in accordance with GAAP and in the amounts presented in those statements prepared in accordance with IFRS for certain institutions.  This difference reduces the comparability of statements of financial position.  As a result, users of financial statements requested that the differences should be addressed expeditiously.  In response to those requests, the FASB and the International Accounting Standards Board are issuing joint requirements that will enhance current disclosures.  Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement.  This scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements.  The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The amendments in ASU 2011-11 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 31, 2012.  The Company will adopt ASU 2011-11 on March 31, 2013 and is accessing the impact of this adoption.

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income (Topic 220):  Presentation of Comprehensive Income,” which revises the manner in which entities present comprehensive income in their financial statements. The amendments in ASU 2011-05 require entities to present components of comprehensive income in either a single continuous statement of comprehensive income or in two separate but consecutive statements.  Under the two-statement approach, the first statement (i.e., the statement of net income) must present total net income and its components followed consecutively by the statement of comprehensive income which should include total other comprehensive income and its components.  Under either method, entities must display adjustments for items that are classified from other comprehensive income to net income in both statements of net income and comprehensive income.  ASU 2011-05 does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income.  The amendments in ASU 2011-05 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2011-05 on March 31, 2012 and does not expect its requirements to significantly impact the Company’s consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820):  Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs,” which changes the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of FASB ASC Topic 820, “Fair Value Measurement,” but to improve upon an entity’s consistency in application across jurisdictions to ensure that GAAP and IFRS fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2011-04 on January 1, 2012 and does not expect its requirements to significantly impact the Company’s consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

accounting pronouncements (continued)

Accounting Standards Not Yet Adopted (Continued)

In October 2010, the FASB issued ASU 2010-26, “Financial Services–Insurance (Topic 944):  Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts (a consensus of the FASB Emerging Issues Task Force),” which amends FASB ASC Topic 944, “Financial Services–Insurance,” to modify the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts.  The amendments specify that only incremental costs of successful contract acquisition that result directly from and are essential to the contract transactions can be capitalized as deferred acquisition costs.  The incremental direct costs are those costs that would not have been incurred by the insurance entity if the contract transactions did not occur.  The amendments in ASU 2010-26 are effective for interim periods and fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2010-26 on January 1, 2012 and does not expect the adoption of ASU 2010-26 to have a significant impact on its consolidated financial statements.

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis.  However, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of transactions with non-consolidated affiliates.

Reinsurance Related Agreements

As more fully described in Note 7 to the Company’s consolidated financial statement, the Company is party to several reinsurance transactions with Sun Life Assurance Company of Canada (“SLOC”) and SLHIC.  Reinsurance premiums with related parties are based on market rates.

Administrative Service Agreements and Other

The Company has agreements with Sun Life U.S. under which the Company receives, as requested, certain investment and administrative services on a cost-reimbursement basis.  Expenses under these agreements amounted to approximately $29.4 million, $29.3 million and $31.8 million for the years ended December 31, 2011, 2010 and 2009, respectively.

During the years ended December 31, 2011, 2010 and 2009, the Company expensed $2.8 million, $3.1 million and $4.2 million, respectively, in distribution fees related to service provided by Sun Life Financial Distributors, Inc.

During the years ended December 31, 2011, 2010 and 2009, the Company expensed $2.6 million, $2.4 million and $1.7 million, respectively, in investment advisory fees related to services provided by Sun Capital Advisers LLC, a registered investment adviser.

As described in Note 8, the Company participates in a pension plan and other retirement plans sponsored by an affiliated company, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”).

As discussed in Note 1, SLF made the decision to close its domestic U.S. variable annuity and individual life products to new sales after completing a major strategic review of its businesses.  As a result of this decision and the related severance of certain Sun Life Services’ employees, Sun Life Services allocated $1.1 million in expenses to the Company, which is a portion of the related restructuring costs on a pre-tax basis, to the Company.  The costs allocated to the Company represent primarily employee severance and other employee benefits.

The Company settles with its affiliates payments related to the administrative service agreements on a monthly basis.  At December 31, 2011 and 2010, the Company’s net (payable) receivable due (to) from affiliated companies was $(4.1) million and $3.1 million, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (continued)

Administrative Service Agreements and Other (continued)

As part of the SLHIC asset transfer, the Company acquired $31.3 million in certain intangible and other assets, subject to amortization.  As described in Note 1, the value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  The amortization expense for the value of distribution acquired was $0.3 million for the each of the years ended December 31, 2011, 2010 and 2009.

The value of business acquired (“VOBA”) of $7.6 million was subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, approximately two years.  VOBA was fully amortized as of December 31, 2009.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.

The Company recorded amortization for VOBA and VOCRA for the years ended December 31 as follows:

	2011	2010	2009

VOBA	$-	$-	$913
VOCRA	1,022	1,327	4,063

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million, which is included in VOCRA amortization expense.  The impairment charge was allocated to the Group Protection segment.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. INVESTMENTS

fixed maturity securities

The amortized cost and fair value of fixed maturity securities held at December 31, 2011 were as follows:

			Gross
		Gross	Unrealized
	Amortized	Unrealized	Temporary	OTTI	Fair
Available-for-sale fixed maturity securities	Cost	Gains	Losses	Losses(1)	Value
Non-corporate securities:
Residential mortgage-backed securities	$395	$52	$-	$-	$447
Commercial mortgage-backed securities	-	-	-	-	-
U.S. treasury and agency securities	3,582	303	-	-	3,885
Total non-corporate securities	3,977	355	-	-	4,332

Corporate securities	220,016	23,565	(4,749)	(3,388)	235,444

Total available-for-sale fixed maturity securities	$223,993	$23,920	$(4,749)	$(3,388)	$239,776

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Trading fixed maturity securities	Cost	Gains	Losses	Value
Non-corporate securities:
Asset-backed securities	$10,442	$-	$(94)	$10,348
Residential mortgage-backed securities	56,344	1,898	(353)	57,889
Commercial mortgage-backed securities	12,051	352	(101)	12,302
Foreign government & agency securities	2,537	202	-	2,739
U.S. treasury and agency securities	23,035	10,755	-	33,790
Total non-corporate securities	104,409	13,207	(548)	117,068

Corporate securities	1,478,568	76,974	(25,764)	1,529,778

Total trading fixed maturity securities	$1,582,977	$90,181	$(26,312)	$1,646,846

(1)
Represents the pre-tax non-credit OTTI loss recorded as a component of accumulated other comprehensive income (“AOCI”) for assets still held at the reporting date.  Recoveries of $2.9 million are shown in gross unrealized gains and the remainder as gross unrealized temporary losses.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. INVESTMENTS (continued)

fixed maturity securities (continued)

The amortized cost and fair value of fixed maturity securities held at December 31, 2010 were as follows:

			Gross
		Gross	Unrealized
	Amortized	Unrealized	Temporary	OTTI	Fair
Available-for-sale fixed maturity securities	Cost	Gains	Losses	Losses(1)	Value
Non-corporate securities:
Residential mortgage-backed securities	$411	$43	$-	$-	$454
Commercial mortgage-backed securities	5,499	273	-	-	5,772
U.S. treasury and agency securities	446	60	-	-	506
Total non-corporate securities	6,356	376	-	-	6,732

Corporate securities	237,096	8,396	(1,677)	(3,603)	240,212

Total available-for-sale fixed maturity securities	$243,452	$8,772	$(1,677)	$(3,603)	$246,944

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Trading fixed maturity securities	Cost	Gains	Losses	Value
Non-corporate securities:
Asset-backed securities	$14,381	$98	$-	$14,479
Residential mortgage-backed securities	77,870	2,792	(929)	79,733
Commercial mortgage-backed securities	7,676	255	(46)	7,885
Foreign government & agency securities	19,011	473	-	19,484
U.S. treasury and agency securities	28,399	99	(626)	27,872
Total non-corporate securities	147,337	3,717	(1,601)	149,453

Corporate securities	1,378,945	48,816	(21,380)	1,406,381

Total trading fixed maturity securities	$1,526,282	$52,533	$(22,981)	$1,555,834

(1)	Represents the pre-tax non-credit OTTI loss recorded as a component of AOCI for assets still held at the reporting date.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. INVESTMENTS (continued)

fixed maturity securities (continued)

The amortized cost and estimated fair value by maturity periods for fixed maturity securities held at December 31, 2011 are shown below.  Actual maturities may differ from contractual maturities on structured securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$-	$-
Due after one year through five years	5,867	6,352
Due after five years through ten years	16,367	16,486
Due after ten years	201,364	216,491
Subtotal – Maturities of available-for-sale fixed Securities	223,598	239,329
ABS, RMBS and CMBS securities (1)	395	447
Total available-for-sale fixed securities	$223,993	$239,776

Maturities of trading fixed securities:
Due in one year or less	$57,149	$58,109
Due after one year through five years	797,923	818,476
Due after five years through ten years	379,664	402,098
Due after ten years	269,404	287,624
Subtotal – Maturities of trading fixed maturity securities	1,504,140	1,566,307
ABS, RMBS and CMBS securities (1)	78,837	80,539
Total trading fixed securities	$1,582,977	$1,646,846

(1) ABS, RMBS and CMBS are shown separately in the table as these securities are not due at a single maturity.

Gross gains of $15.7 million, $23.6 million and $3.9 million, and gross losses of $3.5 million, $4.0 million and $7.1 million were realized on fixed maturity securities for the years ended December 31, 2011, 2010 and 2009, respectively.

Fixed maturity securities with an amortized cost of approximately $0.4 million at both December 31, 2011 and 2010, were on deposit with federal and state governmental authorities, as required by law.

As of December 31, 2011 and 2010, 98.6% and 98.2%, respectively, of the Company’s fixed maturity securities were investment grade.  Investment grade securities are those that are rated “BBB” or better by a nationally recognized statistical rating organization.  Securities that are not rated by a nationally recognized statistical rating organization are assigned ratings based on the Company's internally prepared credit evaluations.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. INVESTMENTS (continued)

fixed maturity securities (continued)

Unrealized Losses

The following table shows the number of securities, fair value and gross unrealized losses, which include temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available- for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2011.

	Less than Twelve Months			Twelve Months or More			Total
	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses
Residential mortgage –backed securities	3	$ 12	$ -	-	$ -	$ -	3	$ 12	$ -
Corporate securities	7	20,452	(2,390)	8	13,768	(2,816)	15	34,220	(5,206)
Total	10	$ 20,464	$ (2,390)	8	$ 13,768	$ (2,816)	18	$ 34,232	$ (5,206)

The following table shows the number of securities, fair value and gross unrealized losses, which include temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available- for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2010.

	Less than Twelve Months			Twelve Months or More			Total
	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses

Corporate securities	31	$ 77,048	$ (2,046)	14	$ 27,947	$ (3,234)	45	$ 104,995	$ (5,280)
Total	31	$ 77,048	$ (2,046)	14	$ 27,947	$ (3,234)	45	$ 104,995	$ (5,280)

(1)	Not in thousands.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. INVESTMENTS (continued)

other-than-temporary impairment

Beginning on April 1, 2009, the Company presents and discloses OTTI in accordance with FASB ASC Topic 320.  Securities whose fair value is less than their carrying amount are considered to be impaired and are evaluated for potential OTTI.  If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment based on the difference between the current carrying amount and fair value of the security.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains (losses) in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on an available-for-sale fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

To compute the credit loss component of OTTI for corporate bonds on the date of transition (April 1, 2009), both historical default (by rating) data, used as a proxy for the probability of default, and loss given default (by issuer) projections were applied to the par amount of the bond.  For corporate bonds post-transition, the present value of future cash flows using the book yield is used to determine the credit component of OTTI.  If the present value of the cash flow is less than the security’s amortized cost, the difference is recorded as a credit loss.  The difference between the estimates of the credit related loss and the overall OTTI is the non-credit-related component.

As a result of the adoption of FASB ASC Topic 320, a cumulative effect adjustment, net of tax, of $2.6 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit loss component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.

For those securities where the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell, the Company employs a portfolio monitoring process to identify securities that are other-than-temporarily impaired.  The Company utilizes a Credit Committee, comprised of investment and finance professionals, which meets at least quarterly to review individual issues or issuers that are of concern.  In determining whether a security is other-than-temporarily-impaired, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all impaired securities.

Discrete credit events, such as a ratings downgrade, also are used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List” – Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. INVESTMENTS (continued)

other-than-temporary impairment (continued)

“Watch List” – Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized losses on securities related to these issuers.

“Impaired List” – This list includes securities that the Company has the intent to sell or more likely than not will be required to sell.  In addition, it includes those securities that management has concluded that the Company’s amortized cost will not be recovered due to expected delays or shortfalls in contractually specified cash flows.  For these investments, an OTTI charge is recorded or the security is sold and a realized loss is recorded as a charge to income.  Credit OTTI losses are recorded in the Company’s consolidated statement of operations and non-credit OTTI losses are recorded in other comprehensive income.

Structured securities, those rated single A or below in particular, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the fair value is less than the carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on expected loss models, not incurred loss models.  Expected cash flows include assumptions about key systematic risks and loan-specific information.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

For securities that are assessed to have incurred a credit loss, the amount of credit loss is calculated based upon the cash flows that the Company expects to collect given an assessment of the relevant facts and circumstances for the issuer and specific bond issue.  Such factors include the financial condition, credit quality and the near-term prospects of the issuer, as well as the issuer's relative liquidity, among other factors.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. INVESTMENTS (continued)

other-than-temporary impairment (continued)

The Company recorded credit OTTI losses in its consolidated statement of operations totaling $0.2 million for the year ended December 31, 2010, on its available-for-sale fixed maturity securities. The Company did not record any credit OTTI losses for the year ended December 31, 2011.  The OTTI credit-related losses recorded during the year ended December 31, 2010 were concentrated in corporate debt of a foreign issuer.  The impairment was driven primarily by the adverse financial condition of the foreign issuer.

The following tables roll forward the amount of credit losses recognized in earnings on available-for-sale debt securities, for which a portion of the OTTI also was recognized in other comprehensive income:

Year Ended December 31, 2011

Beginning balance, at January 1, 2011	$2,004
Less: Credit losses on securities sold	(864)
Other	229
Ending balance, at December 31, 2011	$1,369

Year Ended December 31, 2010

Beginning balance, at January 1, 2010	$2,425
Add: Credit losses on OTTI not previously recognized	150
Less: Credit losses on securities sold	(346)
Less: Increases in cash flows expected on previously impaired securities	(225)
Ending balance, at December 31, 2010	$2,004

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. INVESTMENTS (continued)

mortgage loans

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made. The carrying value of the mortgage loans, net of applicable allowances, was $154.0 million and $176.5 million at December 31, 2011 and 2010, respectively.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  A general allowance for loan loss is established based on an assessment of past loss experience on a group of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Delinquency status is determined based upon the occurrence of a missed contract payment.  The following table sets forth an age analysis of past due loans in the Company’s mortgage loan portfolio at December 31:

	Gross Carrying Value
	2011	2010

Past due:
Between 30 and 59 days	$2,253	$-
Between 60 and 89 days	-	6,776
90 days or more	-	-
Total past due	2,253	6,776
Current (1)	155,303	176,519
Balance at December 31	$157,556	$183,295
Past due 90 days or more and still accruing interest	$-	$-

The Company’s allowance for mortgage loan losses at December 31 was as follow:

	Allowance for Loan Loss
	2011	2010

General allowance	$2,489	$2,712
Specific allowance	1,080	4,065
Total	$3,569	$6,777

(1) Included in the $155.3 million and $176.5 million of the Company’s mortgage loans in current status at December 31, 2011 and 2010 were $4.2 million and $5.0 million, respectively, of mortgage loans that were impaired but were not past due.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. INVESTMENTS (continued)

mortgage loans (continued)

The Company individually evaluates all its mortgage loans for impairment and records a specific provision for those deemed impaired.  The Company also collectively evaluates most of its mortgage loans (excluding those for which a specific allowance was recorded) for impairment.  At December 31, 2011, the Company individually and collectively evaluated loans with a gross carrying value of $157.6 million and $155.6 million, respectively.  At December 31, 2010, the Company individually and collectively evaluated loans with a gross carrying value of $183.3 million and $173.8 million, respectively.

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the gross carrying value of the Company’s mortgage loans disaggregated by credit quality indicator at December 31:

	2011	2010
Insured	$ -	$ -
High	35,080	35,111
Standard	53,803	83,425
Satisfactory	22,264	20,183
Low quality	46,409	44,576
Total	$ 157,556	$ 183,295 -

The following tables show the gross carrying value of impaired mortgage loans and related allowances:

December 31, 2011
	With no allowance recorded	With an allowance recorded	Total
Gross carrying value	$ 2,225 2,2	$ 1,958	$ 4,183
Unpaid principal balance	2,225	2,125	4,350
Related allowance	-	1,080	1,080
Average recorded investment	2,239	5,224	7,463
Interest income recognized	$ 158 158	$ -	$ 158

December 31, 2010
	With no allowance recorded	With an allowance recorded	Total
Gross carrying value	$ 2,253	$ 9,482	$ 11,735
Unpaid principal balance	2,252	9,598	11,850
Related allowance	-	4,065	4,065
Average recorded investment	2,257	5,423	7,680
Interest income recognized	$ 147	$ -	$ 147

Included in the $4.2 million and $11.7 million of impaired mortgage loans at December 31, 2011 and 2010, were $2.2 million and $2.3 million, respectively, of impaired loans that did not have an allowance for loan loss because the fair value of the collateral or the expected future cash flows exceeded the carrying value of the loans.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. INVESTMENTS (continued)

mortgage loans (continued)

The average investment in impaired mortgage loans before an allowance for loan loss, the related interest income and cash receipts for interest on impaired mortgage loans were as follows for the years ended December 31:

	2011	2010	2009

Average investment	$7,463	$7,680	$2,779
Interest income	158	147	14
Cash receipts on interest	$146	$147	$14

The gross carrying value of the Company’s mortgage loans in nonaccrual status was $2.0 million and $9.5 million at December 31, 2011 and 2010, respectively.

The activity in the allowance for loan loss was as follows:

	2011	2010	2009

Balance at January 1	$6,777	$2,810	$-
Provision for allowance	1,779	5,090	2,810
Charge-offs	(3,718)	(939)	-
Recoveries	(1,269)	(184)	-
Balance at December 31	$3,569	$6,777	$2,810

Troubled Debt Restructurings

The Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date or both.  The Company evaluates each restructuring of debt and considers it a TDR if, for economic or legal reasons related to the debtor's financial difficulties, it grants a concession to the borrower that it would not otherwise consider.  Specifically, the Company's evaluation of each restructuring includes an assessment of the indicators of impairment to determine if the debtor is exhibiting financial difficulties and an assessment of market lending activity to determine if the debtor can obtain funds from other sources at market interest rates at or near those for nontroubled debts.  Those restructurings where financial difficulties are present and alternative sources of funding are not available or prohibitively expensive to the borrower are considered TDR.

Upon adoption of the amendments in ASU 2011-02, the Company reassessed all restructured loans that occurred on or after January 1, 2011, the beginning of its current fiscal year, for identification as TDRs.  Adoption of the ASU 2011-02 had no impact on the number of restructured loans that are considered TDRs.

All TDRs identified by the Company were commercial mortgage loans modified by granting concessions to borrowers where, as a result of the restructuring, the Company does not expect to collect all amounts due, including interest accrued at the original contract rate.

Modifications are factored into the determination of the allowance for credit losses by including adjustments to the outstanding recorded investment.  The financial effect of a TDR is not recognized when the Company expects to collect cash flows at, or above, the original contract rate.  For the year ended December 31, 2011, the Company did not modify any mortgage loans as TDR and no financial effect from TDRs was recognized.

Defaults are factored into the determination of the allowance for credit losses by indicating that, as a result of the default, the Company does not expect to collect all amounts due per the modified terms.  The Company had no TDR within the previous twelve months for which there was a payment default during the year ended December 31, 2011.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

mortgage loans (continued)

Mortgage loans comprise the following property types and geographic regions at December 31:

Property type:	2011	2010
Office building	$38,758	$46,121
Residential	1,149	-
Retail	69,286	79,585
Industrial/warehouse	27,872	33,875
Other	20,491	23,714
Allowance for loan loss	(3,569)	(6,777)

Total	$153,987	$176,518

Geographic region:	2011	2010
California	$11,101	$11,487
Colorado	3,817	9,020
Florida	14,853	13,269
Georgia	6,804	7,297
Indiana	4,932	6,083
Maryland	8,236	8,709
New York	17,373	22,229
Ohio	16,526	17,449
Pennsylvania	8,230	9,772
Texas	24,526	27,424
Other (1)	41,158	50,556
Allowance for loan losses	(3,569)	(6,777)
Total	$153,987	$176,518

(1) Includes the states in which the value of the Company’s mortgage loans was below $6.0 million at December 31, 2011 and 2010.

At December 31, 2011, scheduled mortgage loan maturities were as follows:

2012	$1,559
2013	18,174
2014	11,875
2015	26,003
2016	13,098
Thereafter	85,767
General allowance	(2,489)
Total	$153,987

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate into the future.  The outstanding funding commitments for these mortgages amounted to $0.6 million at December 31, 2010.  The Company had no funding commitments on mortgage loans at December 31, 2011 and 2009, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. INVESTMENTS (continued)

derivative instruments

The Company performs a quarterly analysis of its new contracts, agreements and financial instruments for embedded derivatives. No embedded derivatives require bifurcation from financial assets.  However, the Company issues certain annuity contracts and enters into reinsurance agreements that contain derivative instruments that are embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or reinsurance agreement) and is carried at fair value.  Refer to Note 7 for further information regarding derivatives embedded in reinsurance contracts; refer to Note 11 for further information regarding derivatives embedded in annuity contracts.

Embedded derivatives related to reinsurance agreements and annuity contracts are carried at fair value in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  At December 31, 2011 and 2010, the fair value of the Company’s embedded derivatives increased (decreased) contractholder deposit funds and other policy liabilities as follows:

	2011	2010
Embedded in reinsurance contracts	$31,238	$3,167
Embedded in annuity contracts	83,585	(2,896)

For the years ended December 2011, 2010 and 2009, net (losses) gains for these embedded derivatives were $(114.6) million, $12.6 million and $22.7 million, respectively.

4. FAIR VALUE MEASUREMENT

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The Company has categorized its financial instruments that are carried at fair value into a three-level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

On April 1, 2009, the FASB issued additional guidance on estimating fair value when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances indicating that a transaction is not orderly.  The Company reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance.  During the year ended December 31, 2011, there were no changes to these valuation techniques and the related inputs.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. FAIR VALUE MEASUREMENT (continued)

Financial assets and liabilities recorded at fair value in the Company’s consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, and investments in publicly-traded mutual funds with quoted market prices.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets,

b)	Quoted prices for identical or similar assets or liabilities in non-active markets,

c)	Inputs other than quoted market prices that are observable, and

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain ABS, CMBS, RMBS, certain private equity investments and certain derivatives embedded in reinsurance contracts.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's assumptions about what a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings, and derivatives embedded in annuity contracts.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy

The following table presents the Company's categories for its assets measured at fair value on a recurring basis as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$447	$-	$447
Residential mortgage-backed securities	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-
Foreign government & agency securities	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-
U.S. treasury and agency securities	3,885	-	-	3,885
Corporate securities	-	234,339	1,105	235,444
Total available-for-sale fixed maturity securities	3,885	234,786	1,105	239,776

Trading fixed maturity securities:
Asset-backed securities	-	10,348	-	10,348
Residential mortgage-backed securities	-	53,065	4,824	57,889
Commercial mortgage-backed securities	-	12,302	-	12,302
Foreign government & agency securities	-	2,739	-	2,739
U.S. states and political subdivision securities	-	-	-	-
U.S. treasury and agency securities	31,312	2,478	-	33,790
Corporate securities	-	1,525,905	3,873	1,529,778
Total trading fixed maturity securities	31,312	1,606,837	8,697	1,646,846

Other invested assets	546	2,943	851	4,340
Short-term investments	1,000	-	-	1,000
Cash and cash equivalents	63,168	-	-	63,168
Total investments and cash	99,911	1,844,566	10,653	1,955,130

Separate account assets:
Mutual fund investments	1,340,514	-	-	1,340,514
Equity investments	-	-	-	-
Fixed income investments	-	-	-	-
Alternative investments	1	-	25,649	25,650
Other investments	-	-	-	-
Total separate account assets (1) (2)	1,340,515	-	25,649	1,366,164

Total assets measured at fair value on a recurring basis	$1,440,426	$1,844,566	$36,302	$3,321,294

(1)Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.
(2)Excludes $1.1 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its liabilities measured at fair value on a recurring basis as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$59,610	$59,610
Guaranteed minimum accumulation benefit liability	-	-	23,975	23,975
Derivatives embedded in reinsurance contracts	-	31,238	-	31,238
Total other policy liabilities (1)	-	31,238	83,585	114,823

Other liabilities:
Bank overdrafts (2)	6,474	-	-	6,474

Total liabilities measured at fair value on a recurring basis	$6,474	$31,238	$83,585	$121,297

(1)	The balances are included within the contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.
(2)	Bank overdrafts are included within other liabilities in the Company’s consolidated balance sheet.

Assets Measured at Fair Value on a Nonrecurring Basis

The following table presents the Company’s categories for its assets measured at fair value on a nonrecurring basis at December 31, 2011:
	Level 1	Level 2	Level 3	Total	Total Loss
Asset
Mortgage loans	$-	$-	$878	$878	$(1,080)

At December 31, 2011, the Company determined that certain mortgage loans were impaired and as a practical expedient, measured the impairment using the fair value of the related collateral.  The fair value of the collateral was based on real estate valuations.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its assets measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$-	$-	$-
Residential mortgage-backed securities	-	454	-	454
Commercial mortgage-backed securities	-	5,772	-	5,772
Foreign government & agency securities	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-
U.S. treasury and agency securities	506	-	-	506
Corporate securities	-	239,686	526	240,212
Total available-for-sale fixed maturity securities	506	245,912	526	246,944

Trading fixed maturity securities:
Asset-backed securities	-	14,479	-	14,479
Residential mortgage-backed securities	-	79,733	-	79,733
Commercial mortgage-backed securities	-	7,885	-	7,885
Foreign government & agency securities	-	19,484	-	19,484
U.S. states and political subdivision securities	-	-	-	-
U.S. treasury and agency securities	19,289	8,583	-	27,872
Corporate securities	-	1,399,520	6,861	1,406,381
Total trading fixed maturity securities	19,289	1,529,684	6,861	1,555,834

Other invested assets	1,091	3,822	2,897	7,810
Short-term investments	18,994	-	-	18,994
Cash and cash equivalents	72,978	-	-	72,978
Total investments and cash	112,858	1,779,418	10,284	1,902,560

Separate account assets:
Mutual fund investments	1,248,015	-	-	1,248,015
Equity investments	-	-	-	-
Fixed income investments	-	-	-	-
Alternative investments	1	-	18,564	18,565
Other investments	-	-	-	-
Total separate account assets (1) (2)	1,248,016	-	18,564	1,266,580

Total assets measured at fair value on a recurring basis	$1,360,874	$1,779,418	$28,848	$3,169,140

(1)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.
(2)	Excludes $1.1 million, primarily related to investment purchased payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its liabilities measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability (1) (2)	$-	$-	$(1,789)	$(1,789)
Guaranteed minimum accumulation benefit liability (1) (2)	-	-	(1,107)	(1,107)
Derivatives embedded in reinsurance contracts (1)	-	3,167	-	3,167
Total other policy liabilities	-	3,167	(2,896)	271

Other liabilities:
Bank overdrafts (3)	16,066	-	-	16,066

Total liabilities measured at fair value on a recurring basis	$16,066	$3,167	$(2,896)	$16,337

(1)	The balances are included within the contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.
(2)	These net balances were in an asset position at December 31, 2010.
(3)	Bank overdrafts are included within other liabilities in the Company’s consolidated balance sheet.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments that are measured at fair value on a recurring basis are summarized below:

Fixed maturity securities:  The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy (continued)

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Other invested assets:  This financial instrument primarily consists of equity securities. The fair value of the Company’s equity securities is first based on quoted market prices.  Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Cash, cash equivalents and short-term investments:  The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Separate accounts, assets and liabilities:  The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Other policy liabilities:  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMAB or GMWB are considered to be derivatives under FASB ASC Topic 815 “Derivatives and Hedging” and are included in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  Consistent with the provisions of FASB ASC Topic 820, the Company incorporates risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Other liabilities:  This financial instrument consists of bank overdraft balances which are due to issued checks and transmitted wires that were not cashed and processed in the Company’s bank accounts at the end of the reporting period.  Similar to cash, the carrying value for other liabilities approximates fair value due to the liquidity of the balance.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2011:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases	Sales	Issuances	Settlements	Transfers into level 3	Transfers out of level 3	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in OCI

Available-for-sale fixed maturity securities:
Asset-backed	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Residential mortgage-backed	-	-	-	-	-	-	-	-	-	-	-
Commercial mortgage-backed	-	-	-	-	-	-	-	-	-	-	-
Foreign government & agency	-	-	-	-	-	-	-	-	-	-	-
U.S. states and political subdivisions	-	-	-	-	-	-	-	-	-	-	-
U.S. treasury and agency	-	-	-	-	-	-	-	-	-	-	-
Corporate	526	218	(239)	-	-	-	-	600	-	1,105	-
Total available-for-sale fixed maturity securities	526	218	(239)	-	-	-	-	600	-	1,105	-

Trading fixed maturity securities:
Asset-backed	-	-	-	-	-	-	-	-	-	-	-
Residential mortgage-backed	-	105	-	-	-	-	(2,626)	7,345	-	4,824	105
Commercial mortgage-backed	-	-	-	-	-	-	-	-	-	-	-
Foreign government & agency	-	-	-	-	-	-	-	-	-	-	-
U.S. states and political subdivisions	-	-	-	-	-	-	-	-	-	-	-
U.S. treasury and agency	-	-	-	-	-	-	-	-	-	-	-
Corporate	6,861	1,107	-	-	(840)	-	(437)	-	(2,818)	3,873	654
Total trading fixed maturity securities	6,861	1,212	-	-	(840)	-	(3,063)	7,345	(2,818)	8,697	759

Other invested assets	2,897	(175)	-	827	(148)	-	-	-	(2,550)	851	22
Short-term investments	-	-	-	-	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-	-
Total investments and cash	10,284	1,255	(239)	827	(988)	-	(3,063)	7,945	(5,368)	10,653	781

Separate account assets:
Mutual fund investments	-	-	-	-	-	-	-	-	-	-	-
Equity investments	-	-	-	-	-	-	-	-	-	-	-
Fixed income investments	-	-	-	-	-	-	-	-	-	-	-
Alternative investments	18,564	(469)	-	39,348	(31,794)	-	-	-	-	25,649	(859)
Other investments	-	-	-	-	-	-	-	-	-	-	-
Total separate account assets (1)	18,564	(469)	-	39,348	(31,794)	-	-	-	-	25,649	(859)

Total assets measured at fair value on a recurring basis	$ 28,848	$ 786	$ (239)	$40,175	$(32,782)	$ -	$ (3,063)	$ 7,945	$ (5,368)	$ 36,302	$ (78)

(1) The realized/unrealized gains and (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2011:

(1) The balances are included within the contract holder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.
(2) Bank overdrafts are included within other liabilities in the Company’s consolidated balance sheet.

Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases	Sales	Issuances	Settlements	Transfers into level 3	Transfers out of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in OCI

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability (1)	$ (1,789)	$ 61,399	$ -	$	$	$ -	$	$	$	$ 59,610	$ 48,173
Guaranteed minimum accumulation benefit liability (1)	(1,107)	25,082	-	-	-	-	-	-	-	23,975	18,212
Derivatives embedded in reinsurance contracts (1)	-	-	-	-	-	-	-	-	-	-	-
Derivatives embedded in fixed index annuities (1)	-	-	-	-	-	-	-	-	-	-	-
Total other policy liabilities	(2,896)	86,481	-	-	-	-	-	-	-	83,585	66,385

Other liabilities:
Bank overdrafts (2)	-	-	-	-	-	-	-	-	-	-	-
Total liabilities measured at fair value on a recurring basis	$ (2,896)	$ 86,481	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 83,585	$ 66,385
Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2011, are reported as follows:

	Total gains (losses) in included in earnings	Change in unrealized gains (losses) related to assets and liabilities still held at the reporting date
Net investment income	$1,037	$781
Net derivative loss	(86,481)	(66,385)
Net realized investment gains, excluding impairment losses on available-for-sale securities	218	-
Net losses	$(85,226)	$(65,604)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2010:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, sales issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in OCI
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$-	$-	$-	$-	$-	$-
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	2,798	(22)	-	(2,250)	-	526	-
Total available-for-sale fixed maturity securities	2,798	(22)	-	(2,250)	-	526	-

Trading fixed maturity securities:
Asset-backed securities	9,825	175	-	(10,000)	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	18,035	293	-	(2,773)	(8,694)	6,861	280
Total trading fixed maturity securities	27,860	468	-	(12,773)	(8,694)	6,861	280

Other invested assets	-	(25)	300	2,622	-	2,897	(25)
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	30,658	421	300	(12,401)	(8,694)	10,284	255

Separate account assets:
Mutual fund investments	-	-	-	-	-	-	-
Equity investments	-	-	-	-	-	-	-
Fixed income investments	-	-	-	-	-	-	-
Alternative investments	7,641	232	-	10,691	-	18,564	260
Other investments	-	-	-	-	-	-	-
Total separate account assets (1)	7,641	232	-	10,691	-	18,564	260

Total assets measured at fair value on a recurring basis	$38,299	$653	$300	$(1,710)	$(8,694)	$28,848	$515

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of Level 3 during the year ended December 31, 2010 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2010:

	Beginning balance	Total realized and unrealized (gains) losses		Purchases, sales issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in OCI
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability (1)	$6,570	$(17,092)	$-	$8,733	$-	$(1,789)	$(16,799)
Guaranteed minimum accumulation benefit liability (1)	7,068	(11,155)	-	2,980	-	(1,107)	(10,938)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Total other policy liabilities (2)	13,638	(28,247)	-	11,713	-	(2,896)	(27,737)

Other liabilities:
Bank overdrafts (3)	-	-	-	-	-	-	-

Total liabilities measured at fair value on a recurring basis	$13,638	$(28,247)	$-	$11,713	$-	$(2,896)	$(27,737)

(1)	At December 31, 2010, the net balances of GBWB and GMAB were in an asset position.
(2)	The balances are included with the contractholder deposits funds and other policy liabilities in the Company’s consolidated balance sheets.
(3)	Bank overdrafts are included within other liabilities in the Company’s consolidated balance sheet.

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2010, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains (losses) related to assets and liabilities still held at the reporting date
Net investment income	$443	$255
Net derivative income	28,247	27,737
Net realized investment losses, excluding impairment losses on available-for-sale securities	(22)	-
Net gains	$28,668	$27,992

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. FAIR VALUE MEASUREMENT (continued)

The Company determines transfers between levels based on the fair value of each security as of the beginning of the reporting period.

During the year ended December 31, 2011, the Company transferred the following assets into (out of) Levels 1, 2 and 3:

	Level 1 Transfers		Level 2 Transfers		Level 3 Transfers
	Into	(Out of)	Into	(Out of)	Into	(Out of)
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$ -	$ -	$ -	$ -	$ -	$ -
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	-	(600)	600	-
Total available-for-sale fixed maturity securities	-	-	-	(600)	600	-

Trading fixed maturity securities:
Asset-backed securities	-	-	-	-	-	-
Collateralized mortgage obligations	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	(7,345)	7,345	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	2,818	-	-	(2,818)
Total trading fixed maturity securities			2,818	(7,345)	7,345	(2,818)

Other invested assets	-	-	2,550	-	-	(2,550)
Total investments and cash	-	-	5,368	(7,945)	7,945	(5,368)

Separate account assets:
Mutual fund investments	-	-	-	-	-	-	-	-	-	-
Equity investments	-	-	-	-	-	-
Fixed income investments	-	-	-	-	-	-
Alternative investments	-	-	-	-	-	-
Other investments	-	-	-	-	-	-
Total separate account assets	-	-	-	-	-	-
Total assets measured at fair value on a recurring basis	$ -	$ -	$ 5,368	$ (7,945)	$ 7,945	$ (5,368)

The Company did not change the categorization of its financial instruments during the year ended December 31, 2011.  The transfers into (out of) Level 2 and Level 3 were primarily due to changes in the level of observability of inputs used to price these securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. FAIR VALUE MEASUREMENT (continued)

The Company determines transfers between levels based on the fair value of each security as of the beginning of the reporting period.

During the year ended December 31, 2010, the Company transferred the following assets into (out of) Levels 1, 2 and 3:

	Level 1 Transfers		Level 2 Transfers		Level 3 Transfers
	Into	(Out of)	Into	(Out of)	Into	(Out of)
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$ -	$ -	$ -	$ -	$ -	$ -
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	-	-	-	-
Total available-for-sale fixed maturity securities	-	-	-	-	-	-

Trading fixed maturity securities:
Asset-backed securities	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	9,873	(1,179)	1,179	(9,873)
Total trading fixed maturity securities	-	-	9,873	(1,179)	1,179	(9,873)

Separate account assets:
Mutual fund investments	-	-	-	-	-	-
Equity investments	-	-	-	-	-	-
Fixed income investments	-	-	-	-	-	-
Alternative investments	-	-	-	-	-	-
Other investments	-	-	-	-	-	-
Total separate account assets	-	-	-	-	-	-

Total assets measured at fair value on a recurring basis	$ -	$ -	$ 9,873	$ (1,179)	$ 1,179	$ (9,873)

The Company did not change the categorization of its financial instruments during the year ended December 31, 2010.  The transfers into (out of) Level 2 and Level 3 were primarily due to changes in the level of observability of inputs used to price these securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. FAIR VALUE MEASUREMENT (continued)

Financial Instruments Not Carried at Fair Value

FASB ASC Topic 825 “Financial Instruments” requires disclosure of the fair value of certain financial instruments including those that are not carried at fair value.  FASB ASC Topic 825 also excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying value and estimated fair value of the Company’s financial instruments that are not carried at fair value at December 31:

	2011		2010
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Mortgage loans Policy loans	$ 153,987	$ 169,061	$ 176,518	$ 187,286
	1,116	1,204	1,217	1,454

Financial liabilities:
Contractholder deposit funds and other policy liabilities	1,353,085	1,335,700	1,436,427	1,414,983

The following methods and assumptions were used by the Company in determining the estimated fair value of the above financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Mortgage loans:  The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans:  The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Contractholder deposit funds and other policy liabilities:  The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (e.g., insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. NET REALIZED INVESTMENT GAINS (LOSSES)

The Company’s net realized investment gains (losses) on available-for-sale fixed maturity securities and other investments, excluding OTTI losses, consisted of the following for the years ended December 31:

	2011	2010	2009

Fixed maturity securities	$5,679	$5,795	$(26)
Mortgage loans	(510)	(4,906)	(2,810)
Other invested assets	(154)	(287)	17
Sales of previously impaired assets	313	225	4
Net realized investment gains (losses)	$5,328	$827	$(2,815)

6. NET INVESTMENT INCOME

The Company’s net investment income consisted of the following for the years ended December 31:

	2011	2010	2009

Trading fixed maturity securities: Interest and other income	$78,623	$73,470	$64,161
Change in fair value and net realized gains	39,666	47,634	163,522
Mortgage loans	9,851	10,679	10,536
Income ceded under funds-withheld reinsurance agreements (1)	(10,346)	(10,800)	(3,682)
Other	228	(463)	408
Gross investment income	118,022	120,520	234,945
Less: Investment expenses	2,610	2,382	1,729
Net investment income	$115,412	$118,138	$233,216

(1)  Ceded investment income on funds-withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies discussed in Note 1 of the Company’s consolidated financial statements.  The ceded investment income relates to the funds-withheld reinsurance agreement between the Company and SLOC and is further discussed in Note 7 of the Company’s consolidated financial statements.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

7. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to its policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreements in the consolidated statements of operations were as follows:

	For the Years Ended December 31,
	2011	2010	2009
Revenues:
Premiums and annuity considerations:
Direct	$89,044	$78,189	$71,971
Assumed	36,169	47,616	52,856
Ceded	(8,317)	(6,310)	(4,955)
Net premiums and annuity considerations	$116,896	$119,495	$119,872

Net investment income
Direct	$125,758	$128,938	$236,898
Assumed	-	-	-
Ceded	(10,346)	(10,800)	(3,682)
Net investment income	$115,412	$118,138	$233,216

Fee and other income:
Direct	$59,461	$43,402	$29,486
Assumed	10	-	-
Ceded	(17,195)	(23,969)	(24,383)
Net fee and other income	$42,276	$19,433	$5,103

Benefits and Expenses:
Interest credited:
Direct	$57,912	$62,367	$51,344
Assumed	83	92	24
Ceded	(4,921)	(4,535)	(3,513)
Net interest credited	$53,074	$57,924	$47,855

Policyowner benefits:
Direct	$71,113	$76,776	$58,962
Assumed	22,915	26,189	38,313
Ceded	(26,295)	(25,375)	(19,044)
Net policyowner benefits	$67,733	$77,590	$78,231

Other operating expenses:
Direct	$53,631	$45,167	$46,365
Assumed	3,181	4,958	5,983
Ceded	(5,578)	(9,732)	(9,235)
Net other operating expenses	$51,234	$40,393	$43,113

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

7. REINSURANCE (continued)

A brief discussion of the company’s significant reinsurance agreements in the Individual and Group Protection segments follows.  Refer to Note 14 for additional information regarding the Company’s business segments.

Individual Protection Segment

The Company has a funds-withheld reinsurance agreement with SLOC, under which SLOC funds a portion of the statutory reserves (“AXXX reserves”) required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38, as adopted by the NAIC, attributable to certain individual universal life (“UL”) policies sold by the Company.  Under this agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, the risk associated with these UL policies.

Pursuant to this agreement, the Company held the following assets and liabilities at December 31:

	2011	2010
Assets Reinsurance receivable	$159,649	$133,088

Liabilities Contractholder deposit funds and other policy liabilities	142,146	104,795
Future contract and policy benefits	33,138	21,662
Reinsurance payable	238,180	225,387

Reinsurance payable includes a funds-withheld liability of $194.3 million and $172.8 million at December 31, 2011 and 2010, respectively; and a deferred gain of $43.7 million and $52.6 million at December 31, 2011 and 2010, respectively.  The funds-withheld assets are managed by the Company and are comprised of trading fixed maturity securities, policy loans, equity securities, mortgage loans and related accrued income totaling $191.2 million and $176.7 million at December 31, 2011 and 2010, respectively.  The coinsurance treaty with funds-withheld gives rise to an embedded derivative which is required to be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $31.2 million and $3.2 million at December 31, 2011 and 2010, respectively.

The change in the fair value of this embedded derivative decreased net (loss) income on embedded derivatives by $28.1 million, $3.9 million, and $11.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.  In addition, the activities related to the reinsurance agreement have decreased revenues by $48.8 million, $31.0 million and $29.0 million, and decreased expenses by $26.8 million, $28.0 million and $20.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

7. REINSURANCE (continued)

Group Protection Segment

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly-
renewable- term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $0.7 million per claim for group life contracts and $0.3 million per claim for group accidental death and dismemberment contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure specific claims for amounts in excess of $2.0 million per claim for stop loss contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $10 thousand per claim per month for long-term disability contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

The SLHIC asset transfer includes a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which the Company has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which the Company has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York.  These agreements have allowed the Company to expand its product offerings to include group dental insurance.

Pursuant to this agreement, the Group Protection segment held policyholder liabilities of $25.7 million and $28.6 million at December 31, 2011 and 2010, respectively.  In addition, the activities related to the reinsurance agreement have increased revenues in the Group Protection segment by $36.2 million, $47.6 million and $52.9 million for the years ended December 31, 2011, 2010 and 2009, respectively, and have increased expenses by $26.2 million, $31.2 million and $44.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. RETIREMENT PLANS

Effective as of the close of business on December 31, 2009, the sponsorship of the Company’s retirement plans was changed from Sun Life U.S. to Sun Life Services.  The change in sponsorship did not materially change the provisions of the related retirement plans.

Pension Plan

The Company participates in a non-contributory defined benefit pension plan (the “Pension Plan”) that is sponsored by Sun Life Services, which is directly liable for the related obligations.  Benefits under the Pension Plan are based on years of service and employees’ average compensation.  Since January 1, 2006, the plan no longer allows new participants to join the Pension Plan.  The Company is allocated a portion of the Pension Plan’s expenses, or allocated a credit if expected return on plan assets exceeds the Pension Plan’s expenses.  The Company had allocated expenses of $0.1 million, $0.2 million and $0.4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Savings and Investment Plans

The Company participates in a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) sponsored by Sun Life Services, for which substantially all employees of at least age 21 are eligible to participate at date of hire.  Employer contributions are matched up to a specified amount of the employee’s contributions to the 401(k) Plan.  The Company is allocated a portion of 401(k) Plan expenses incurred by Sun Life U.S.  The allocated expenses were $0.3 million for each of the years ended December 31, 2011, 2010 and 2009.

The savings and investment plans also include a retirement investment account (“RIA”) that qualifies under Section 401(a) of the Internal Revenue Code.  A portion of the RIA expenses incurred by Sun Life U.S. is allocated to the Company.  The allocated expenses were $0.7 million, $0.7 million and $0.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Other Post-Retirement Benefit Plans

The Company participates in a plan sponsored by Sun Life Services that provides certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age, or retire early upon satisfying an alternate age-plus-service condition.  Life insurance benefits are generally set at a fixed amount.  The Company is allocated a portion of the post-retirement benefit plan expenses incurred by Sun Life U.S.  The allocated expenses were $0.3 million, $0.2 million and $0.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by FASB ASC Topic 740.  A summary of the components of income tax expense in the consolidated statements of operations for the years ended December 31 is as follows:

	2011	2010	2009
Income tax expense:
Current	$7,415	$9,571	$23,394
Deferred	532	(8,928)	6,256

Total income tax expense	$7,947	$643	$29,650

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The following is a summary of the differences between the expected income tax expense at the prescribed U.S. federal statutory income tax rate and the total amount of income tax expense the Company has recorded:

	2011	2010	2009

Expected federal income tax expense	$9,084	$1,510	$35,407
Prior year adjustments	(456)	(190)	(141)
Separate account dividend received deduction	(702)	(702)	(563)
Valuation allowance – capital losses	-	-	(5,080)
Other items	21	25	27

Total income tax expense	$7,947	$643	$29,650

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s net deferred tax asset as of December 31 were as follows:

	2011	2010

Deferred tax assets:
Actuarial liabilities	$29,760	$17,679
Tax loss carryforwards	1,620	4,580
Goodwill and other intangibles	10,257	11,290
Other	29,856	21,960
Gross deferred tax assets	71,493	55,509
Valuation allowance	-	-
Total deferred tax assets	71,493	55,509

Deferred tax liabilities:
Deferred policy acquisition costs	(48,764)	(27,314)
Other	(15,338)	(16,138)
Total deferred tax liabilities	(64,102)	(43,452)

Net deferred tax asset	$7,391	$12,057

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. FEDERAL INCOME TAXES (continued)

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company’s net deferred tax asset at December 31, 2011 and 2010 was comprised of gross deferred tax assets and gross deferred tax liabilities.  The gross deferred tax asset was primarily related to unrealized investment security losses, actuarial liabilities, and net operating and capital loss carryforwards.  At December 31, 2011, the Company had $0.4 million of net operating loss and $4.2 million of capital loss carryforward. At December 31, 2010, the Company had $13.1 million of capital loss carryforwards.  If not utilized, the net operating loss carryforward will begin to expire in 2026 and the capital loss carryforward will expire in 2014.  The Company’s net deferred tax asset was $7.4 million and $12.1 million at December 31, 2011 and 2010, respectively.

The Company performs the required recoverability (realizability) test in terms of its ability to realize its recorded net deferred tax asset.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  In projecting future taxable income and sources of capital gains, the Company utilizes historical and current operating results and incorporates assumptions including the amount of future federal and state pre-tax operating income, the reversal of temporary differences, and the implementation of prudent and feasible tax planning strategies.

During the years ended December 31, 2011 and 2010, no valuation allowance was recorded against the deferred tax asset for investment losses.   The Company believes that it is more likely than not that the deferred tax asset related to the impairment losses will be realized due to tax planning strategies related to certain mortgage-backed securities, the Company’s intent and ability to hold the related investment securities to maturity, and other tax planning strategies.  For the remaining unrealized losses, the Company believes that it is more likely than not that the related deferred tax asset will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of amortized cost.

ASC Topic 740 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

The asset for unrecognized tax benefits (“UTBs”) related to permanent and temporary tax adjustments, exclusive of interest, was $2.2 million at December 31, 2009.  There was no asset or liability for UTBs at December 31, 2011 and 2010.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. FEDERAL INCOME TAXES (continued)

There was no change in UTBs for year ended December 31, 2011. The net decrease in the tax liability for UTBs of $2.2 million and $24 thousand in the years ended December 31, 2010 and 2009, respectively, resulted from the following:

	2010	2009
Balance at January 1	$2,225	$2,249
Gross increases related to tax positions in prior years	-	-
Gross decreases related to tax positions in prior years	-	(24)
Settlements	146	-
Close of tax examinations/statutes of limitations	(2,371)	-

Balance at December 31	$-	$2,225

The Company has elected to recognize interest and penalties accrued related to UTBs in interest income or expense, included in other operating expenses.  During the year ended December 31, 2009, the Company recognized gross interest income related to UTBs of $0.1 million. During 2010, the Company recognized interest expense related to UTBs of $0.4 million.  The Company had approximately $0.6 million of interest benefit accrued at December 31, 2009.  The Company had no accrued interest at December 31, 2011 and 2010.  The Company has not accrued any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2007.  In August 2006, the Internal Revenue Service (“IRS”) issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments, and the case was assigned to the Appeals Division of the IRS.  A settlement was reached and formally approved by the Company on January 11, 2010.  The effects of the settlement are in line with previous expectations and had no material impact on the Company’s consolidated financial statements.

While the final outcome of future tax examinations is not determinable, the Company does not believe that any adjustments would be material to its results of operations or financial position. The statute of limitations has expired for tax years prior to 2007.

On August 4, 2011, the IRS held an Open Conference with the Company for the audit of the tax years 2007-2009. The Company is in the process of responding to the IRS requests for information. The Company also provided the disclosure letter to the IRS on September 21, 2011, informing the IRS of potential issues in the tax years under audit.

The Company will file a consolidated federal income tax return with Sun Life Assurance Company of Canada – U.S. Operations Holdings, Inc. (“SLC – U.S. Ops Holdings”) for the year ended December 31, 2011, as the Company did for the years ended December 31, 2010 and 2009.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based upon the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC – U.S. Ops Holdings’ consolidated group’s overall taxable position.  Under the terms of the tax sharing agreements, deferred tax assets for tax attributes are realized by the Company when the tax attributes are utilized by the consolidated group.  The Company received income tax refunds of $4.8 million for the year ended December 31, 2010.  The Company made income tax payments of $4.9 million and $14.4 million for the years ended December 31, 2011 and 2009, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

10. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and group stop loss products is summarized below:

	2011	2010	2009

Balance at January 1	$76,181	$72,953	$71,316
Less: reinsurance recoverable	(7,316)	(5,710)	(5,347)
Net balance at January 1	68,865	67,243	65,969
Incurred related to:
Current year	73,573	83,384	86,905
Prior years	468	(1,823)	(5,817)
Total incurred	74,041	81,561	81,088
Paid losses related to:
Current year	(46,861)	(54,312)	(58,598)
Prior years	(22,618)	(25,627)	(21,216)
Total paid	(69,479)	(79,939)	(79,814)

Balance at December 31	80,594	76,181	72,953
Less: reinsurance recoverable	(7,167)	(7,316)	(5,710)
Net balance at December 31	$73,427	$68,865	$67,243

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made. As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense increased (decreased) by $0.5 million, $(1.8) million and $(5.8) million during the years ended December 31, 2011, 2010 and 2009, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

11. LIABILITIES FOR CONTRACT GUARANTEES

The Company offers various guarantees to certain policyholders, including a return of no less than (a) total deposits made on the contract, adjusted for any customer withdrawals, (b) total deposits made on the contract, adjusted for any customer withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date, minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2011:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum death	$1,372,552	$67,410	64.2
Minimum accumulation or withdrawal	$1,020,844	$29,136	62.6

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2010:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum death	$1,301,161	$39,907	63.8
Minimum accumulation or withdrawal	$896,646	$7,858	62.0

(1) Net amount at risk represents the excess of the guaranteed benefits over account balance for contracts that have an account value less than the guarantee.

The following roll-forward summarizes the change in reserve for GMDBs for the years ended December 31:

	2011	2010
Balance at January 1	$3,358	$1,649
Benefit ratio change /Assumption changes	(654)	2,076
Incurred guaranteed benefits	898	855
Paid guaranteed benefits	(651)	(1,386)
Interest	245	164

Balance at December 31	$3,196	$3,358

The liability for death and income benefit guarantees is established equal to a benefit ratio, multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

11. LIABILITIES FOR CONTRACT GUARANTEES (continued)

Projected benefits and assessments used in determining the liability for contract guarantees are developed using a projection model and stochastic scenarios.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-calculated and adjusted regularly.  Changes to the liability balance are recorded as a charge or credit to policyholder benefits.

GMABs and GMWBs are considered to be derivatives under FASB ASC Topic 815 and are recorded at fair value through earnings.  The Company records GMAB and GMWB assets or liabilities in its consolidated balance sheets as part of contractholder deposit funds and other policy liabilities.  The net balance of GMABs and GMWBs constituted a liability of $83.6 million and an asset of $2.9 million at December 31, 2011 and 2010, respectively.

The Company includes the following unobservable inputs in its calculation of the embedded derivatives:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based upon historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based upon the published credit spread for A-rated corporate bonds, which have ratings that are equivalent to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company's best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

12. DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENT ASSET

The following roll-forward summarizes the changes in DAC and SIA for the years ended December 31:

	2011	2010

Balance at January 1	$110,791	$183,966
Acquisition costs deferred	23,014	24,132
Amortized to expense during the year (1)	34,739	(97,307)
Balance at December 31	$168,544	$110,791

(1)	Includes interest, unlocking and loss recognition.

Refer to Note 1 of the Company’s consolidated financial statements for information regarding the deferral and amortization methodologies related to DAC and SIA.  The Company tested its DAC asset and SIA for future recoverability and determined that the assets were not impaired at December 31, 2011.

The Company wrote down DAC and SIA by $22.0 million as a result of loss recognition related to certain annuity products for the year ended December 31, 2010.  The charge for loss recognition is included in DAC amortization expense and allocated to the Wealth Management segment.  There was no loss recognition related to certain annuity products for the year ended December 31, 2011.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

13. VALUE OF CUSTOMER RENEWALS ACQUIRED

The following roll-forward summarizes the change in VOCRA for the years ended December 31:

	2011	2010

Balance at January 1	$4,439	$5,766
Amortized to expense during the year	(1,022)	(1,327)
Balance at December 31	$3,417	$4,439

Refer to Note 1 of the Company’s consolidated financial statements for information regarding the amortization methodologies related to VOCRA.  The Company tested its VOCRA asset for future recoverability and determined that this asset was not impaired at December 31, 2011.

14. SEGMENT INFORMATION

As described below, the Company conducts business principally in three operating segments and maintains a Corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management segment includes funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  Effective January 1, 2010, the Company discontinued the sales of certain of its fixed annuity products.  Effective December 30, 2011, the Company discontinued the sales of its variable annuity products.  Refer to Note 1 for further details.

Group Protection

The Group Protection segment includes group life, group stop loss, group long-term disability, group short-term disability, and group dental insurance products, for small and mid-size employers that provide group benefits for their employees.

Individual Protection

The Individual Protection segment includes universal life insurance, variable universal life insurance and administers conversions from the Company’s group life product.  Effective December 30, 2011, the Company discontinued the sale of its individual life products.  Refer to Note 1 for further details.

Corporate

The Corporate segment includes the unallocated capital of the Company and items not otherwise attributable to the other segments.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

14. SEGMENT INFORMATION (continued)

The following amounts pertain to the Company’s four segments:

Year ended December 31, 2011

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals

Total revenues	$21,909	$124,677	$8,451	$10,323	$165,360
Total benefits and expenses	27,197	106,912	3,950	1,348	139,407
(Loss) income before income tax (benefit) expense	(5,288)	17,765	4,501	8,975	25,953
Net (loss) income	$(2,517)	$11,579	$2,925	$6,019	$18,006

Separate account assets	1,323,302	-	41,724	-	1,365,026
General account assets	$1,871,132	$182,601	$551,840	$(82,161)	$2,523,412
Total assets	$3,194,434	$182,601	$593,564	$(82,161)	$3,888,438

Year ended December 31, 2010

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals

Total revenues	$142,873	$127,104	$(8,020)	$8,471	$270,428
Total benefits and expenses	171,011	106,346	(6,450)	(4,794)	266,113
(Loss) income before income tax (benefit) expense	(28,138)	20,758	(1,570)	13,265	4,315
Net (loss) income	$(17,475)	$13,508	$(1,020)	$8,659	$3,672

Separate account assets	1,229,965	-	35,499	-	1,265,464
General account assets	$1,727,064	$181,516	$483,509	$40,027	$2,432,116
Total assets	$2,957,029	$181,516	$519,008	$40,027	$3,697,580

Year ended December 31, 2009

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals

Total revenues	$255,803	$135,242	$(12,341)	$(811)	$377,893
Total benefits and expenses	170,992	119,134	(9,992)	(3,403)	276,731
(Loss) income before income tax (benefit) expense	84,811	16,108	(2,349)	2,592	101,162
Net income (loss)	$55,112	$10,470	$(1,527)	$7,457	$71,512

Separate account assets	964,190	-	25,749	-	989,939
General account assets	$1,768,973	$173,077	$390,926	$41,418	$2,374,394
Total assets	$2,733,163	$173,077	$416,675	$41,418	$3,364,333

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. REGULATORY FINANCIAL INFORMATION

The Company is required to file annual statements with the New York State Insurance Department prepared on a statutory accounting basis prescribed or permitted by the State of New York.  For the years ended December 31, 2011, 2010 and 2009, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

The Company’s statutory capital and surplus, and net income were as follows:

	Unaudited for the Years ended December 31,
	2011	2010	2009

Statutory capital and surplus	$ 304,854	$ 295,718	$ 232,392
Statutory net income	$ 5,277	$ 55,536	$ 17,570

16. DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions.  The State of New York has enacted laws governing the payment of dividends to stockholders by domestic insurers.  New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Financial Services, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  The Company is permitted to pay dividends up to a maximum of $2.1 million in 2012 without prior approval from the Superintendent.  No dividends were paid by the Company during 2011, 2010 or 2009.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

17. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The components of accumulated other comprehensive income (loss) as of December 31, were as follows:

	2011	2010	2009
Net unrealized gains on available-for-sale securities (1)	$18,242	$6,645	$(665)
Non-credit OTTI losses on available-for-sale fixed maturity securities	(3,388)	(3,603)	(4,010)
Deferred income tax (expense) benefit	(5,199)	(1,065)	1,636

Accumulated other comprehensive income (loss)	$9,655	$1,977	$(3,039)

(1)  Includes unrealized losses that were temporarily impaired.

18. COMMITMENTS AND CONTINGENCIES

Guaranty Funds

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments.  In addition, part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.  During the year ended December 31, 2011, the Company recorded a $5.5 million accrual for guaranteed fund assessments.

Income Taxes

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope and application of new regulations.  The timing, substance and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2011 and 2010, the Company recorded benefits of $0.9 million and $0.8 million, respectively, related to the separate account DRD.

Litigation

The Company is a party to threatened or pending legal proceedings, including ordinary routine litigation incidental to its business, both as a defendant and as a plaintiff.  While it is not possible to predict the resolution of these proceedings, management believes, based upon currently available information, that the ultimate resolution of these matters will not be materially adverse to the Company's financial position, results of operations or cash flows.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

18. COMMITMENTS AND CONTINGENCIES (continued)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company also has agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimable.  Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to five years.  As of December 31, 2011, minimum future lease payments under such leases were as follow:

2012	$502
2013	516
2014	516
2015	516
2016	551
Thereafter	2,327
Total	$4,928

Total rental expense for the years ended December 31, 2011, 2010 and 2009 was $1.3 million, $1.3 million and $1.5 million, respectively.

19. SUBSEQUENT EVENTS

During the first quarter of 2012, the Company and Sun Life U.S received all necessary insurance regulatory approvals to amend the fixed investment option period in their combination fixed and variable annuity contracts and other contracts to remove any negative market value adjustment (“MVA”) that can decrease the amount of the withdrawal proceeds.  (Refer to Note 1 for additional information concerning the fixed investment option period).  The Company and Sun Life U.S filed amendments to the necessary registration statements to include the contract amendments and to remove from registration any fixed investment options that remained unsold.  The SEC declared the associated amended registration statements effective on March 22, 2012.  As a result of the foregoing, the fixed investment option period in the contracts is no longer considered a “security” under the Securities Act of 1933, and the Company and Sun Life U.S. subsequently filed Forms 15 on March 23, 2012 to provide notice of suspension of the duty to file reports under Section 15(d) of the Securities Exchange Act of 1934.  No other changes were made to the contracts, and all other terms and conditions of the contracts remain unchanged.  The MVA amendment described above did not have a material impact on the Company’s financial position.

The approval of the amendments and subsequent filing of the Forms 15 do not relieve Sun Life U.S. from its guarantee obligations related to the Company’s fixed investment option periods.  Refer to Note 1 for additional information concerning the guarantee.

PART C

ITEM 26.  EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Insurance and Annuity Company of New York, dated April 24, 2003, authorizing the establishment of Sun Life (N.Y.) Variable Account D (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

B.	None.

C.
(1) Principal Underwriting Agreement between Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc., dated February 1, 2003 (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

(2) Amendment One to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on April 27, 2010.)

(3) Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on April 27, 2010.)

(4) Sales Operations and General Agent Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-147646, filed with the Securities and Exchange Commission on April 27, 2012.)

D.           (1)  Flexible Premium Variable Universal Life Insurance Policy. (Incorporated herein by reference    to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-144627, filed with the Securities and Exchange Commission on July 17, 2007.)

(2)
 Charitable Giving Benefit Rider. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-144627, filed with the Securities and Exchange Commission on November 21, 2007.)

(3)   Payment of Stipulated Premium Rider (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

(4)   Waiver of Monthly Deductions Rider. (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

(5)   Travel Assistance Endorsement. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-144627, filed with the Securities and Exchange Commission on November 21, 2007.)

(6)
Loan Lapse Protection Rider. (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-144626, filed with the Securities and Exchange Commission on July 17, 2007.)

(7)  Scheduled Increases Endorsement. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-144627, filed with the Securities and Exchange Commission on May 20, 2009.)

E.	(1)
Application. (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-144627, filed with the Securities and Exchange Commission on July 17, 2007.)

(2)           Application. (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-144627, filed with the Securities and Exchange Commission on July 17, 2007.)

(3)           Application. (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-144627, filed with the Securities and Exchange Commission on July 17, 2007.)

(4)           Application. (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-144627, filed with the Securities and Exchange Commission on July 17, 2007.)

(5) Consent Form. (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-144627, filed with the Securities and Exchange Commission on July 17, 2007.)

(6) Consent Form.  (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, File No. 333-144627, filed with the Securities and Exchange Commission on April 30, 2009.)

(7) Scheduled Increases Application.  (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-144627, filed with the Securities and Exchange Commission on May 20, 2009.)

F.
Charter and By-Laws of Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-171640, filed with the Securities and Exchange Commission on March 29, 2011.)

G.
Specimen Reinsurance Contract. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on October 30, 2002.)

H.           (1)      Participation Agreement, dated April 17, 2000, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, Exhibit 8d, File No. 333-67864, filed with the Securities and Exchange Commission on November 6, 2002.)

 (2)     Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8e, File No. 333-83516, filed with the Securities and Exchange Commission on April 28, 2005.)

(3)      Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Insurance and Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, Exhibit 8e, File No. 333-119151, filed with the Securities and Exchange Commission on May 2, 2005.)

(4)      Participation Agreement, dated September 1, 2001, by and among Sun Life Insurance and Annuity Company of New York, Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8l, File No. 333-82957, filed with the Securities and Exchange Commission on July 27, 2001.)

(5)      Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, Exhibit 8g, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(6)      Participation Agreement, dated October 1,2006, by and among  Sun Life Insurance and Annuity Company of New York, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, File No. 333-136435, filed with the Securities and Exchange Commission on January 18, 2007.)

(7)      Amended and Restated Participation Agreement, dated November 6, 2002,by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, Exhibit 8a, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(8a)     Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8b, File No. 033-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

(8b)
Amendment 3, dated April 17, 2000, to the Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York. (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit 16b, File No. 333-136433, filed with the Securities and Exchange Commission on August 9, 2006.)

 (9)      Participation Agreement, dated August 1, 2003, by and among Sun Life Insurance and Annuity Company of New York, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit H10, File No. 333-136433, filed with the Securities and Exchange Commission on August 9, 2006.)

(10)
Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H10, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(11)
Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, Exhibit H17, File 333-105438, filed with the Securities and Exchange Commission on May 2, 2005.)

(12)    Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, Exhibit H16, File 333-105438, filed with the Securities and Exchange Commission on May 2, 2005.)

(13)
Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York.  (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit H20, File No.333-136435, filed with the Securities and Exchange Commission on August 9, 2006.)

(14)
Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, Exhibit H22, File No. 333-111688, filed with the Securities and Exchange Commission on April 27, 2007.)

(15)    Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H9, File No. 333-143353, filed with the Securities and Exchange Commission on May 30, 2007.)

(16a)   Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

(16b)  Amendment 1, dated October 1, 2006, to the Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment 1 to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit 15b, File No. 333-136435, filed with the Securities and Exchange Commission on April 27, 2007.)

(17)    Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company. (Incorporated by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 111688, filed with the Securities and Exchange Commission on September 22, 2008.)

I. (1a)
Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(1b)
Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

(1c)
Amendment No. 1, dated January 1, 2002, to the Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

J. (1)	Powers of Attorney.

(2)	Resolution of the Board of Directors of the Depositor dated March 29, 2011, authorizing the use of Powers of Attorney for Officer signatures.

K.	Legal Opinion.

L.           None.

M.           None.

N.	Consent of Registered Independent Accounting Firm.

O.           None.

P.           None.

Q.           None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Counsel
Larry R. Madge Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and Chief Financial Officer and Treasurer
Leila Heckman 470 West End Ave., Apt. 2E New York, NY 10024	Director
Donald B. Henderson, Jr. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019	Director
Peter R. O’Flinn 27250 Ibis Cove Court Bonita Springs, FL 34134	Director
Barbara Z. Shattuck 570 Park Avenue, Apt. 11C New York, NY 10021	Director
David K. Stevenson 825 Bentwater Circle, Apt. 204 Naples, FL 34186	Director
Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Chairman and Director and President, SLF U.S.
Fred M. Tavan Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President and Chief Actuary
Kerri R. Ansello Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Counsel and Secretary
Michael E. Shunney Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Manager, Employee Benefits Group
Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing
Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
David J. Healy Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President, Sun Life Financial U.S. Operations
John T. Donnelly Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
Michael K. Moran Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
Kenneth A. McCullum Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Life and Annuities, Inforce Management
Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario, Canada M5H 1J9	Executive Vice President and Chief Investment Officer

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Insurance and Annuity Company of New York, a wholly-owned subsidiary of Sun Life of Canada (U.S.),which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed April 27, 2012.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Insurance and Annuity Company of New York.

ITEM 29.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Insurance and Annuity Company of New York pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (N.Y.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (N.Y.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (N.Y.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (N.Y.) will, unless in the opinion of their counsel that matter has been settled by controlling precedent,  submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a)
Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Sun Life (N.Y.) Variable Accounts A, B, C and N.

(b)

Name and Principal	Position and Offices
Business Address*	with Underwriter

Kenneth A. McCullum	President and Director
Scott M. Davis	Director
Larry R. Madge	Director
Paul Finnegan	Anti-Money Laundering Compliance Officer
Michael S. Bloom	Assistant Secretary
Kathleen T. Baron	Chief Compliance Officer
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Michelle A. Greco	Senior Counsel
Jie Cheng Kerri R. Ansello Maryellen Percuoco	Tax Assistant Vice President Secretary Assistant Secretary

* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c)  Inapplicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Insurance ad Annuity Company of New York, in whole or in part, at its Home Office at 60 East 42nd Street, Suite 3100, New York, New York 10165, at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Sun Life Assurance Company of Canada (U.S.), at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Insurance and Annuity Company of New York hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life Insurance and Annuity Company of New York.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 27h day of April, 2012.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(Registrant)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Depositor)

By: /s/ Westley V. Thompson*
Westley V. Thompson
President, SLF U.S.

Attest:	/s/ Susan J. Lazzo
Susan J. Lazzo
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Insurance and Annuity Company of New York, and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	President, SLF U.S. and Director	April 27, 2012
Westley V. Thompson	(Principal Executive Officer)

/s/ Larry R. Madge*	Senior Vice President and Chief Financial	April 27, 2012
Larry R. Madge	Officer and Treasurer and Director
(Principal Financial Officer)

/s/ Vincent A. Montiverdi*	Vice President and Controller	April 27, 2012
Vincent A. Montiverdi	(Principal Accounting Officer)

*By: /s/ Susan J. Lazzo	Attorney-in-Fact for:	April 27, 2012
Susan J. Lazzo	Leila Heckman, Director
Peter R. O'Flinn, Director
David K. Stevenson, Director
Michael E. Shunney, Director
Scott M. Davis, Director
John T. Donnelly, Director
Michael K. Moran, Director
Donald B. Henderson, Director
Barbara Z. Shattuck, Director

*Susan J. Lazzo has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of Board of Directors is included herein as Exhibit J(2).  Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J(1) J(2)	Powers of Attorney Board Resolution

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm

Representation of Counsel Pursuant to Rule 485(b)